Rule 497(e)
                                             File Numbers 033-00500 and 811-4418

                                   CALIFORNIA
                                INVESTMENT TRUST
                                ----------------
                                   FUND GROUP

PROSPECTUS
JANUARY 1, 2004

     CALIFORNIA TAX-FREE INCOME FUND
     CALIFORNIA INSURED INTERMEDIATE FUND
     CALIFORNIA TAX-FREE MONEY MARKET FUND

     S&P 500 INDEX FUND
     S&P MIDCAP INDEX FUND
     S&P SMALLCAP INDEX FUND
     EQUITY INCOME FUND
     NASDAQ-100 INDEX FUND
     EUROPEAN GROWTH & INCOME FUND

     U.S. GOVERNMENT SECURITIES FUND
     SHORT-TERM U.S. GOVT. BOND FUND
     THE UNITED STATES TREASURY TRUST

                                 (800) 225-8778

                                www.citfunds.com

The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

As with all mutual funds, the Securities and Exchange Commission has not approved these securities or passed on whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a criminal offense.

--------------------------------------------------------------------------------
e-mail us at info@citfunds.com
--------------------------------------------------------------------------------

                                   CALIFORNIA
                                INVESTMENT TRUST
                                ----------------
                                   FUND GROUP

PROSPECTUS
January 1, 2004

TABLE OF CONTENTS
-----------------

ABOUT THE FUNDS

    California Tax-Free Income Fund                                            1
    California Insured Intermediate Fund                                       5
    California Tax-Free Money Market Fund                                      9

    S&P 500 Index Fund                                                        13
    S&P MidCap Index Fund                                                     18
    S&P SmallCap Index Fund                                                   23
    Equity Income Fund                                                        28
    Nasdaq-100 Index Fund                                                     32
    European Growth & Income Fund                                             36

    U.S. Government Securities Fund                                           40
    Short-Term U.S. Govt. Bond Fund                                           44
    The United States Treasury Trust                                          47

INVESTING IN THE FUNDS

    How to Buy Shares                                                         53
    How to Sell Shares                                                        57
    Other Policies                                                            59
    Dividends and Taxes                                                       61
    Identity Verification Procedures Notice                                   62
    Privacy Statement                                                         62

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND
Ticker Symbol: CFNTX
--------------------------------------------------------------------------------

GOALS

Seek high current tax-free income for California residents.

The California Tax-Free Income Fund seeks as high a level of income, exempt from regular federal and California personal income taxes, as is consistent with prudent investment management and safety of capital. The Fund invests in intermediate and long-term municipal bonds.

STRATEGY

The Manager will invest in municipal bonds issued by the State of California and various municipalities located within the state. Generally, these bonds are rated in one of the four highest ratings (investment grade) by an independent rating organization such as Standard & Poor's, Moody's or Fitch. In some cases, securities are not rated by independent agencies. The Manager will generally purchase an unrated security only if it believes the security is of similar quality to an investment-grade issue. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund's duration typically ranges from four to twelve years.

WHAT IS THE MANAGER'S APPROACH?

The Manager tries to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Fund is actively managed for total return. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the credit type and quality of the issuer. Tax-free income to shareholders is achieved through the purchase of municipal bonds that are not subject to federal and California personal income taxes. No bonds subject to alternative minimum taxes are included in the portfolio. While income is the greatest portion of return over time, the total return from a municipal security includes both income and price losses and gains.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities.

The Fund is also subject to:

Interest rate risk, which is the chance that bond prices over all will decline over short and long-term periods due to rising interest rates. The Manager will generally maintain a longer maturity in this Fund relative to the California Insured Intermediate Fund (our other municipal bond fund). Thus, the interest rate risk is higher in this Fund than the other Fund. The California Insured Intermediate Fund is discussed in detail on page 5.

State Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, a bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. The Manager attempts to minimize this risk by investing in investment grade bonds.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

IS THIS FUND RIGHT FOR YOU?

This Fund is intended primarily for residents of California but may be held by residents of other states. If you are looking for tax-free income and are comfortable with the moderate volatility of a long-term bond fund, this Fund may be the right investment for you. Generally, this Fund will fluctuate more than our other tax-free Funds, but will pay a higher rate of dividends.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 14.77%  -8.63%  20.55%   3.10%   9.29%   6.32%  -3.57%  12.42%   2.58%   9.46%

Best Quarter: 8.61% (Q1, 1995)          Worst Quarter: -7.42% (Q1, 1994)
Year to date performance as of 11/30/03: 2.59%

Date of inception: 12/4/85

AVERAGE ANNUAL RETURNS AS OF 12/31/02
California Tax-Free Income                   1 year     5 years     10 years
--------------------------                   ------     -------     --------
Return Before Taxes                           9.46%      5.29%        6.31%
Return After Taxes on Distributions           9.17%      5.14%        6.14%
Return After Taxes on Distributions
and Sale of Fund Shares                       7.64%      5.09%        6.03%
.................................................................................
Lehman Bros. Municipal Bond Index             9.60%      6.06%        6.70%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL FUND OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.48%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.13%
                                                           ------
     TOTAL ANNUAL FUND OPERATING EXPENSE                    0.61%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $62        $195        $340        $762

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
CALIFORNIA TAX-FREE INCOME FUND                  2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    13.24     $    13.17     $    12.75     $    12.40     $    13.18
                                              ----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
   Net Investment Income ..................         0.50           0.52           0.55           0.55           0.56
   Net gain (loss) on securities (both
    realized and unrealized) ..............        (0.42)          0.18           0.44           0.41          (0.68)
                                              ----------------------------------------------------------------------
      Total from Investment Operations ....         0.08           0.70           0.99           0.96          (0.12)
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income ...        (0.50)         (0.52)         (0.56)         (0.55)         (0.57)
   Distributions from capital gains .......        (0.16)         (0.11)         (0.01)         (0.06)         (0.09)
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.66)         (0.63)         (0.57)         (0.61)         (0.66)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    12.66     $    13.24     $    13.17     $    12.75     $    12.40
                                              ======================================================================

Total Return ..............................        0.61%          5.55%          7.98%          8.07%        (1.07)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's) ....   $  172,488     $  206,909     $  201,286     $  196,786     $  200,946
   Ratio of expenses to average net assets:
      Before expense reimbursements .......        0.61%          0.61%          0.63%          0.64%          0.61%
      After expense reimbursements ........        0.61%          0.61%          0.63%          0.64%          0.61%
   Ratio of net investment income
    to average net assets
      Before expense reimbursements .......        3.82%          4.11%          4.30%          4.54%          4.33%
      After expense reimbursements ........        3.82%          4.11%          4.30%          4.54%          4.33%
   Portfolio Turnover .....................        1.44%         22.94%         28.96%         18.05%         16.36%

-----------------------

--------------------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND
Ticker Symbol: CATFX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents.

The California Insured Intermediate Fund seeks as high a level of income exempt from regular federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

STRATEGY

The Manager will invest in municipal bonds issued by the State of California and various municipalities located within the state. Generally, these bonds are rated AAA (the highest rating) by an independent rating organization such as Standard & Poor's, Moody's or Fitch and are insured by an independent insurance company. Some securities are not rated by independent agencies but are considered AAA because of the insurance on the bond. The insurance guarantees the timely principal and interest payments of the bond, but does not insure the Fund. The interest on the municipal bonds is generally not subject to federal and California personal income taxes. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in California municipal bonds, but as a general rule the percentage is much higher. The Fund's duration ranges from two to seven years.

WHAT IS THE MANAGER'S APPROACH?

The Manager tries to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Fund is actively managed for total return. In managing the portfolio, a number of factors are considered, including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the underlying credit type and quality of the issuer. Tax-free income to shareholders is achieved through purchase of municipal bonds that are not subject to federal and California personal income taxes. No bonds subject to alternative minimum taxes are included in the Fund's portfolio. While income is the greatest portion of return over time, the total return from a municipal security includes both income and price losses and gains.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. Interest rate risk is usually moderate for intermediate-term bonds. We also offer the California Tax-Free Income Fund for investors who want tax-free income and are more comfortable with interest rate risk. The California Tax-Free Income Fund is discussed in detail on page 1.

State Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than mutual funds that diversify across many states.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

OTHER RISKS OF THE FUND

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. This risk is moderated by the bond insurance which guarantees timely payment of principal and interest. It is important to note that the insurance protects the Fund's holdings, not the Fund itself.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and are comfortable with the moderate volatility of an intermediate-term bond fund, this Fund may be the right investment for you. Generally, this Fund will fluctuate less than our other tax-free bond Fund, but will pay a lower rate of dividends.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 11.63%  -4.99%  14.37%   3.89%   6.39%   5.97%  -0.67%   8.73%   4.44%   8.94%

Best Quarter: 5.64% (Q1, 1995)          Worst Quarter: -4.85% (Q1, 1994)
Year to date performance as of 11/30/03: 2.57%

Date of inception: 10/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/02
California Insured Intermediate Fund         1 year     5 years     10 years
------------------------------------         ------     -------     --------
Return Before Taxes                           8.94%      5.42%        5.73%
Return After Taxes on Distributions           8.52%      5.23%        5.62%
Return After Taxes on Distributions and
Sale of Fund Shares                           7.21%      5.12%        5.47%
.................................................................................
Lehman 5 Year Muni Bond Index                 9.26%      5.91%        5.72%

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.21%
                                                           -------
        Total annual operating expenses                     0.71%
        Expense reimbursement                              (0.12%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.59%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.59%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $60        $215        $383        $871

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
CALIFORNIA INSURED INTERMEDIATE FUND             2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    11.22     $    11.09     $    10.72     $    10.54     $    10.92
                                              ----------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
   Net Investment Income ..................         0.33           0.39           0.43           0.44           0.43
   Net gain (loss) on securities (both
    realized and unrealized) ..............        (0.21)          0.27           0.37           0.20          (0.26)
                                              ----------------------------------------------------------------------
      Total from Investment Operations ....         0.12           0.66           0.80           0.64           0.17
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income ...        (0.33)         (0.39)         (0.43)         (0.44)         (0.43)
   Distributions from capital gains .......        (0.21)         (0.14)            --          (0.02)         (0.12)
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.54)         (0.53)         (0.43)         (0.46)         (0.55)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    10.80     $    11.22     $    11.09     $    10.72     $    10.54
                                              ======================================================================

Total Return ..............................        1.03%          6.17%          7.66%          6.25%          1.51%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in  000's) ...   $   27,906     $   27,105     $   22,949     $   22,878     $   24,175
   Ratio of expenses to average net assets:
      Before expense reimbursements .......        0.71%          0.72%          0.71%          0.72%          0.66%
      After expense reimbursements ........        0.58%          0.55%          0.55%          0.55%          0.55%
   Ratio of net investment income
    to average net assets
      Before expense reimbursements .......        2.83%          3.43%          3.82%          3.93%          3.85%
      After expense reimbursements ........        2.96%          3.60%          3.98%          4.10%          3.96%
   Portfolio Turnover .....................       22.45%         29.28%         24.35%         24.24%          8.38%

----------------------

--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
Ticker Symbol: CAXXX
--------------------------------------------------------------------------------

GOAL

Seek high current tax-free income for California residents while maintaining a stable $1.00 share price.

The California Tax-Free Money Market Fund has the objectives of capital preservation, liquidity, and the highest achievable current income exempt from regular federal and California personal income taxes consistent with safety. This Fund invests in short-term securities and attempts to maintain a constant net asset value of $1.00 per share.

STRATEGY

The Manager invests in high-quality, short-term municipal securities whose interest is not subject to federal and California personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

The Fund invests at least 80% of its assets in a variety of high-quality, short-term California municipal securities. The Fund seeks to provide a stable net asset value of $1.00 per share by investing in securities with an effective maturity of 13 months or less, and by maintaining an average weighted maturity of 90 days or less. To be considered high-quality, a security must generally be rated in one of the two highest credit quality categories for short-term securities by at least two nationally recognized rating such as Standard & Poor's, Moody's or Fitch (or by one, if only one credit rating service has rated the security). If unrated, the security must be determined by the Manager to be of an equivalent quality to those in the two highest credit-quality ratings.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the Fund to lose money. The Fund is considered non-diversified which means it may invest a large percentage of its assets in the securities of particular issuers as compared with other mutual funds. Accordingly, a chance exists that the Fund's performance may be hurt disproportionately by poor performance of a relatively few number of securities. The Fund is also subject to:

State Specific risk, which is the chance that the Fund is more vulnerable to unfavorable economic and political developments that impact the State of California than funds that diversify across many states.

Interest rate risk, which is the chance that interest rates will decline and the Fund will produce less income. There is a chance that dramatic interest rate movements could lower the share price to a value less than one dollar.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the $1.00 share price, it is possible for you to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

This Fund is intended primarily for residents of California. If you are looking for tax-free income and want to avoid share price fluctuation, this Fund may be right for you. Investors in this Fund do not pay personal income tax on the dividends paid. Your investment time frame may be short or long-term in nature. This Fund is designed as a cash management account and offers a free checkwriting feature.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
  2.17%   2.46%   3.38%   3.07%   3.13%   2.87%   2.58%   3.11%   2.01%   0.99%

Best Quarter: 0.88% (Q2, 1995)          Worst Quarter: 0.14% (Q2, 2003)
Year to date performance as of 11/30/03: 0.49%

Average Annual returns as of 12/31/02        1 year     5 years     10 years
-------------------------------------        ------     -------     --------
California Tax-Free Money Market Fund         0.99%      2.31%        2.57%

Date of inception: 12/4/85

Seven-day yield as of 11/30/03: 0.59%

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges                         NONE
     ANNUAL OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.15%
                                                           -------
        Total annual operating expenses                     0.65%
        Expense reimbursement*                             (0.21%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE*                     0.44%

* The Manager has agreed to limit the Fund's expenses at 0.44%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $45        $187        $341         $791

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                              ----------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
   Net Investment Income ..................        0.007          0.011          0.026          0.029          0.026
   LESS DISTRIBUTIONS
   Dividends from net investment income ...       (0.007)        (0.011)        (0.026)        (0.029)        (0.026)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                              ======================================================================

Total Return ..............................        0.70%          1.15%          2.66%          2.92%          2.61%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's) ....   $   88,804     $   93,371     $   99,520     $  102,848     $  105,606
   Ratio of expenses to average net assets:
      Before expense reimbursements .......        0.65%          0.65%          0.63%          0.66%          0.61%
      After expense reimbursements ........        0.43%          0.40%          0.40%          0.40%          0.40%
   Ratio of net investment income to
    average net assets
      Before expense reimbursements .......        0.48%          0.90%          2.36%          2.63%          2.33%
      After expense reimbursements ........        0.70%          1.15%          2.59%          2.89%          2.54%

-----------------

--------------------------------------------------------------------------------
S&P 500 INDEX FUND
Ticker Symbol: SPFIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index.

The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

STRATEGY

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the

--------------------------------------------------------------------------------

                               SECTOR BREAKDOWNS
                            as of November 30, 2003

INDUSTRY                                % OF FUND

Consumer Non-Durable                       24.7%
Banking & Fin'l Service                    19.9%
Technology                                 18.6%
Consumer Cyclical                           7.8%
Capital Good                                5.6%
Manufacturing                               5.6%
Energy                                      5.3%
Utility                                     5.2%
Transportation                              1.8%
Service                                     1.6%

LARGECAP STOCKS

The stocks that are represented in the S&P 500 Index make-up about 90% of the total market Index, as measured by the S&P 1500 Index. For many investors, the S&P 500 Index functions as the benchmark for the entire stock market. The individual stocks that make up the index have market values ranging in size from $753 million to $295 billion. The median market value is $8.8 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.

--------------------------------------------------------------------------------
flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the LargeCap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as MidCap stocks, SmallCap stocks, bonds and money market instruments outperform LargeCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
  9.77%   1.04%  37.20%  22.63%  32.99%  28.75%  21.02%  -8.90% -11.81% -21.74%

Best Quarter: 21.50% (Q4, 1998)         Worst Quarter: -21.74% (Q4, 2002)
Year to date performance as of 11/30/03: 22.19%

Date of inception: 4/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/02
CIT S&P 500 Index Fund                       1 year     5 years     10 years
----------------------                       ------     -------     --------
Return Before Taxes                         -21.74%      -0.41%       9.29%
Return After Taxes on Distributions         -22.20%      -1.34%       7.94%
Return After Taxes on Distributions and
Sale of Fund Shares                         -13.11%      -0.48%       7.30%
.................................................................................
S&P 500 Composite Stock Price Index         -22.09%      -0.58%       9.47%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.25%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.20%
                                                           -------
        Total annual operating expenses                     0.45%
        Expense reimbursement                              (0.18%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.27%

     Annual account fee                                    $10.00

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.27%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $38        $136        $244        $559

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
S&P 500 INDEX FUND                               2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    18.48     $    22.79     $    30.84     $    28.12     $    20.90
                                              ----------------------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................         0.29           0.29           0.34           0.38           0.39
   Net gain on securities
    (both realized and unrealized) ........         1.89          (4.31)         (7.64)          4.06           7.79
                                              ----------------------------------------------------------------------
      Total from investment operations ....         2.18          (4.02)         (7.30)          4.44           8.18
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment
    income ................................        (0.30)         (0.29)         (0.34)         (0.40)         (0.39)
   Distribution from capital gains ........           --             --          (0.41)         (1.32)         (0.57)
      Total distributions .................        (0.30)         (0.29)         (0.75)         (1.72)         (0.96)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    20.36     $    18.48     $    22.79     $    30.84     $    28.12
                                              ======================================================================

Total return ..............................       12.03%       (17.83)%       (23.93)%         16.38%         39.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's) ........   $   98,264     $   93,961     $  141,390     $  165,891     $  142,276
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        0.45%          0.41%          0.39%          0.40%          0.37%
      After expense reimbursements ........        0.25%          0.20%          0.20%          0.20%          0.20%
Ratio of net investment income to
 average net assets:
   Before expense reimbursements ..........        1.35%          1.30%          1.16%          1.11%          1.33%
   After expense reimbursements ...........        1.55%          1.51%          1.35%          1.31%          1.50%
Portfolio turnover ........................        3.63%         31.12%          6.26%          9.00%          9.76%

----------------

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND
Ticker Symbol: SPMIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

STRATEGY

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

--------------------------------------------------------------------------------

                               SECTOR BREAKDOWNS
                            as of November 30, 2003

INDUSTRY                                % OF FUND

Consumer Non-Durable                       24.8%
Banking & Fin'l Service                    19.0%
Technology                                 13.1%
Manufacturing                               9.2%
Consumer Cyclical                           7.9%
Capital Good                                6.0%
Utility                                     5.9%
Energy                                      4.9%
Service                                     2.5%
Transportation                              2.2%

MIDCAP STOCKS

The stocks that are represented in the S&P MidCap 400 Index make-up about 7% of the total market Index, as measured by the S&P 1500 Index. The S&P MidCap 400 Index was designed to track the overall performance of the MidCap sector. The individual stocks that make up the index have total market values ranging in size from $275 million to $11.5 billion. The median market value is $2.1 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.

--------------------------------------------------------------------------------

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the MidCap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, SmallCap stocks, bonds and money market instruments out-perform MidCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 12.88%  -3.96%  30.62%  18.85%  31.89%  18.49%  14.71%  19.49%   0.33% -14.22%

Best Quarter: 27.54% (Q4, 1998)         Worst Quarter: -15.73% (Q3, 2001)
Year to date performance as of 11/30/03: 32.31%

Date of inception:  4/20/92

AVERAGE ANNUAL RETURNS AS OF 12/31/02

CIT S&P MidCap Index Fund                    1 year     5 years     10 years
-------------------------                    ------     -------     --------
Return Before Taxes                         -14.22%      6.93%       11.99%
Return After Taxes on Distributions         -14.46%      6.06%       10.43%
Return After Taxes on Distributions and
Sale of Fund Shares                          -8.58%      6.99%       10.36%
.................................................................................
S&P MidCap 400 Index                        -14.51%      6.40%       11.95%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.40%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.18%
                                                           -------
        Total annual operating expenses                     0.58%
        Expense reimbursement                              (0.09%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.49%

     Annual account fee                                    $10.00

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.49%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $60        $187        $375        $727

"Standard & Poor's", "S&P", and "Standard and Poor's Midcap 400 Index" are Trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
S&P MIDCAP INDEX FUND                            2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    14.60     $    16.18     $    20.75     $    18.70     $    15.41
                                              ----------------------------------------------------------------------
INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................         0.12           0.05           0.17           0.22           0.20
   Net gain (loss) on securities
    (both realized and unrealized) ........         2.41          (1.54)         (1.66)          6.05           5.80
                                              ----------------------------------------------------------------------
      Total from investment operations ....         2.53          (1.49)         (1.49)          6.27           6.00
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment
    income ................................        (0.12)         (0.03)         (0.18)         (0.21)         (0.20)
   Distribution from capital gains ........           --          (0.06)         (2.90)         (4.01)         (2.51)
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.12)         (0.09)         (3.08)         (4.22)         (2.71)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    17.01     $    14.60     $    16.18     $    20.75     $    18.70
                                              ======================================================================

Total return ..............................       17.46%        (8.77)%        (6.56)%         40.44%         41.13%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) .....   $  103,771     $   96,590     $   83,293     $   74,749     $   57,164
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        0.58%          0.58%          0.56%          0.57%          0.57%
      After expense reimbursements ........        0.46%          0.40%          0.40%          0.40%          0.40%
   Ratio of net investment income to
    average net assets:
      Before expense reimbursements .......        0.66%          0.78%          0.84%          1.03%          0.90%
      After expense reimbursements ........        0.78%          0.96%          1.00%          1.20%          1.07%
   Portfolio turnover .....................        8.33%         21.73%         39.41%         46.23%         42.98%

------------------

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND
Ticker Symbol: SMCIX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

STRATEGY

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in

--------------------------------------------------------------------------------

                               SECTOR BREAKDOWNS
                            as of November 30, 2003

INDUSTRY                                % OF FUND
Consumer Non-Durable                       21.8%
Technology                                 16.0%
Manufacturing                              13.8%
Banking & Fin'l Service                    13.5%
Consumer Cyclical                          11.4%
Capital Good                                7.2%
Energy                                      5.1%
Service                                     4.2%
Utility                                     2.7%
Transportation                              2.6%

SMALLCAP STOCKS

The stocks that are represented in the S&P SmallCap 600 Index make up about 3% of the total market Index, as measured by the S&P 1500 Index. The individual stocks that make up the index have market values ranging in size from $41 million to $4.5 billion. The median market value is $605 million.

Over long periods of time, SmallCap stocks have generally outperformed other segments of the market. In doing so, they also have more volatility in share price. While many investors believe SmallCap stocks are the best choice for long-term holdings, there can be no assurance that this trend will continue.

--------------------------------------------------------------------------------
and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the SmallCap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, MidCap stocks, bonds and money market instruments outperform SmallCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price move-ment in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

                 1997    1998    1999    2000    2001    2002
                24.05%  -2.91%  13.44%  10.94%   4.26% -14.65%

Best Quarter: 20.26% (Q3, 2003)         Worst Quarter: -20.77% (Q3, 1998)
Year to date performance as of 11/30/03: 35.35%

Date of inception: 10/2/96

Average Annual Returns as of 12/31/02
                                                                     Since
CIT S&P SmallCap Index Fund                  1 year     5 year     Inception
---------------------------                  ------     ------     ---------
Return Before Taxes                         -14.65%      1.69%       5.52%
Return After Taxes on Distributions         -14.78%      0.88%       4.52%
Return After Taxes on Distributions and
Sale of Fund Shares                          -8.78%      1.13%       4.17%
.................................................................................
S&P SmallCap 600 Index                      -14.62%      2.44%       6.56%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.49%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.39%
                                                           -------
        Total annual operating expenses                     0.88%
        Expense reimbursement                              (0.23%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.65%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.65%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $66        $258        $465       $1,063

"Standard & Poor's", "S&P", and "Standard and Poor's SmallCap 600 Index" are trade marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
S&P SMALLCAP INDEX FUND                          2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $    11.60     $    12.89     $    14.09     $    11.46     $     9.46
                                              ----------------------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................         0.03           0.03           0.11           0.12           0.08
   Net gain (loss) on securities (both
    realized and unrealized) ..............         2.51          (1.28)         (0.55)          3.14           2.13
                                              ----------------------------------------------------------------------
      Total from investment operations ....         2.54          (1.25)         (0.44)          3.26           2.21
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment
    income ................................        (0.03)         (0.04)         (0.12)         (0.10)         (0.08)
   Distributions from capital gains .......        (0.04)            --          (0.64)         (0.53)         (0.13)
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.07)         (0.04)         (0.76)         (0.63)         (0.21)
                                              ----------------------------------------------------------------------
Net asset value, end of period ............   $    14.07     $    11.60     $    12.89     $    14.09     $    11.46
                                              ======================================================================

Total Return ..............................       22.04%        (9.69)%        (2.59)%         29.63%         23.53%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ...   $   18,526     $   15,813     $   14,226     $   12,863     $   10,881
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        0.88%          0.88%          0.92%          1.00%          1.05%
      After expense reimbursements ........        0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of net investment income
    to average net assets:
      Before expense reimbursements .......        0.08%          0.00%          0.54%          0.58%          0.31%
      After expense reimbursements ........        0.31%          0.23%          0.81%          0.93%          0.71%
   Portfolio Turnover .....................       16.51%         17.64%         41.91%         37.21%         25.40%

----------------

--------------------------------------------------------------------------------
EQUITY INCOME FUND
Ticker Symbol: EQTIX
--------------------------------------------------------------------------------

GOAL

Achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

STRATEGY

In order to meet the investment goal, the Fund invests primarily in securities which generate a relatively high level of dividend income and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund's policy that under normal circumstances it will invest at least 80% of its total assets (65% if total assets are less than $25 million) in stocks.

Although the Fund will attempt to invest as much of the assets as is practical in income-producing stocks, the Fund may maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests and other liquidity needs.

The Fund will invest in futures contracts when the Manager wants to remain fully invested in the market. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

--------------------------------------------------------------------------------

                               SECTOR BREAKDOWNS
                            as of November 30, 2003

INDUSTRY                                % OF FUND

Banking & Financial Service                23.0%
Consumer Non-Durable                       15.5%
Energy                                     10.8%
Consumer Cyclical                          10.0%
Manufacturing                               7.1%
Utility                                     4.3%
Technology                                  3.6%
Service                                     2.8%
Capital Good                                2.3%

VALUE STOCKS

The Fund invests primarily in value stocks. It attempts to manage the assets so that the average dividend yield of the stocks held will be about 50% greater than the yield of the S&P 500 Index. "Value stock" is a term used to describe a stock that pays a higher dividend. Over long periods of time, value stocks have demonstrated lower volatility as compared to the overall market.

The Fund is made up of stocks from many diverse industries. The table above gives you a general idea of the exposure to specific sectors.

--------------------------------------------------------------------------------

The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the funds performance may be significantly impacted by the performance of this sector.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as growth stocks, SmallCap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund's performance will be impacted.

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the net assets value of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under $25 million in total net assets) of current total assets.

IS IT RIGHT FOR YOU?

If you are looking for a conservative, value oriented stock fund, this Fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

                 1997    1998    1999    2000    2001    2002
                29.29%  13.15%   3.91%  -1.19%  -5.81% -12.63%

Best Quarter: 17.08% (Q4, 1998)         Worst Quarter: -14.56% (Q3, 1998)
Year to date performance as of 11/30/03: 22.52%

Date of inception: 9/4/96

Average Annual returns as of 12/31/02
                                                                     Since
CIT Equity Income Fund                       1 year     5 year     Inception
----------------------                       ------     ------     ---------
Return Before Taxes                         -12.63%     -0.90%       5.13%
Return After Taxes on Distributions         -13.09%     -1.86%       3.76%
Return After Taxes on Distributions and
Sale of Fund Shares                          -7.62%     -1.06%       3.64%
.................................................................................
S&P/BARRA Value Index                       -20.85%     -0.85%       5.62%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.45%
                                                           -------
        Total annual operating expenses                     0.95%
        Expense reimbursement                              (0.15%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.80%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.80%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $82        $288        $511       $1,153

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
Equity Income Fund                               2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $    11.38     $    12.21     $    14.81     $    14.38     $    11.98
                                              ----------------------------------------------------------------------
   INCOME FROM INVESTMENT
      OPERATIONS
   Net investment income ..................         0.15           0.17           0.28           0.36           0.32
   Net gain (loss) on securities (both
      realized and unrealized) ............         0.94          (0.83)         (2.46)          0.76           2.41
                                              ----------------------------------------------------------------------
         Total from investment operations .         1.09          (0.66)         (2.18)          1.12           2.73
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
    Dividends from net investment
      income ..............................        (0.15)         (0.17)         (0.39)         (0.27)         (0.33)
   Distributions from capital gains .......           --             --          (0.03)         (0.42)            --
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.15)         (0.17)         (0.42)         (0.69)         (0.33)
                                              ----------------------------------------------------------------------
Net asset value, end of period ............   $    12.32     $    11.38     $    12.21     $    14.81     $    14.38
                                              ======================================================================

Total Return ..............................        9.77%        (5.46)%       (14.94)%          8.23%         22.89%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ...   $    9,818     $    8,261     $    8,794     $   11,813     $   13,716
   Ratio of expenses to average net
      assets:
         Before expense reimbursements ....        0.95%          0.91%          0.94%          0.98%          0.86%
         After expense reimbursements .....        0.80%          0.80%          0.80%          0.80%          0.80%
   Ratio of net investment income
    to average net assets:
      Before expense reimbursements .......        1.24%          1.33%          1.96%          2.49%          2.09%
      After expense reimbursements ........        1.39%          1.44%          2.10%          2.67%          2.15%
   Portfolio Turnover .....................       30.01%         69.43%         73.50%         38.34%         54.03%

--------------------------------------------------------------------------------
THE NASDAQ-100 INDEX
Ticker symbol: NASDX
--------------------------------------------------------------------------------

GOAL

Attempts to replicate the performance of the largest non-financial companies as measured by The Nasdaq-100 Index(R).

STRATEGY

The Fund is managed passively, which means the Manager is trying to replicate the performance of The Nasdaq-100 Index(R). To do this, the Fund invests primarily in the stocks comprising the index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of The Nasdaq-100 Index(R). The Manager's goal is to maintain a return correlation of at least .95 to The Nasdaq-100 Index(R) (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the stocks comprising the index.

The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund's investment objective and policies.

Like most index funds, the Fund will invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

MAIN RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money.

The Fund primarily invests in U.S. stocks and is designed to track the overall performance of The Nasdaq-100 Index(R). In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

--------------------------------------------------------------------------------

                            THE NASDAQ-100 INDEX(R)
                             As of November 30, 2003

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. The stocks that make up this index are currently heavily weighted in the technology sector. Because of the concentration in a specific sector, high volatility or poor performance of the sector will directly affect the Fund's performance.

The individual stocks that make up the index have total market values ranging in size from $1.4 billion to $284 billion, with a median of $6.8 billion.

--------------------------------------------------------------------------------

Many factors will affect the performance of the stock markets. Two major factors that may have both a positive and negative effect on the stock markets are economic and political events. These effects may be short-term by causing a change in the market that is corrected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don't have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which The Nasdaq-100 Index underperforms alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

The  Nasdaq-100  Index  is  subject  to  concentration  risk.  First,  it  is  a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund's performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative Fund performance.

OTHER RISKS OF THE FUND

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If the futures contracts owned by the Fund do not track the index, the Fund's performance relative to the index will change.

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund does not expect to engage in this strategy; however, in the event that it did, there is a slight risk that this practice could negatively impact the net assets value of the Fund.

IS THE FUND RIGHT FOR YOU?

If you are looking for an aggressive growth stock fund, this Fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to time movements in the market by trading in and out of the Fund. Short-term trading of the Fund's shares is strongly discouraged. Recently, the index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

                                2001      2002
                              -33.36%   -37.41%

Best Quarter: 18.15% (Q2, 2003)         Worst Quarter: -36.55% (Q3, 2001)
Year to date performance as of 11/30/03: 44.22%

Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/02
                                                          Since
Nasdaq-100 Index Fund                        1 year     Inception
---------------------                        ------     ---------
Return Before Taxes                         -37.41%      -36.94%
Return After Taxes on Distributions         -37.41%      -37.11%
Return After Taxes on Distributions and
Sale of Fund Shares                         -22.59%      -26.35%
.................................................................................
Nasdaq-100 Index                            -37.53%      -36.15%

FUND FEES & EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
       Management fees                                      0.50%
       Distribution (12b-1) fees                             NONE
       Other expenses                                       0.55%
                                                           -------
       Total annual operating expenses                      1.05%
       Expense reimbursement                               (0.40%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.65%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.65%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

Nasdaq(R), Nasdaq-100(R) and Nasdaq-100 Index(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by the Fund. The Fund has not been passed on by the Corporations as to its legality or suit ability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIM ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND/INDEX (MEANING THE INDEX, THE FUND, THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, OR ANY DATA INCLUDED THEREIN). THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE FUND/INDEX. THE CORPORATIONS SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $66        $294        $541       $1,246

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                          January 18,
                                              Year Ended     Year Ended     Year Ended      2000* to
                                              August 31,     August 31,     August 31,     August 31,
NASDAQ-100 INDEX FUND                            2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $     2.41     $     3.75     $    10.67     $    10.00
                                              -------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................        (0.01)            --(a)        0.05           0.03
   Net gain on securities (both
    realized and unrealized) ..............         1.01          (1.33)         (6.84)          0.67
                                              -------------------------------------------------------
      Total from investment operations ....         1.00          (1.33)         (6.79)          0.70
                                              -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income ...           --          (0.01)         (0.08)         (0.03)
   Distributions from capital gains .......           --             --          (0.05)            --
                                              -------------------------------------------------------
      Total distributions .................           --          (0.01)         (0.13)         (0.03)
                                              -------------------------------------------------------
Net asset value, end of period ............   $     3.41     $     2.41     $     3.75     $    10.67
                                              =======================================================

Total Return ..............................       41.49%       (35.61)%       (64.26)%          7.02%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ...   $   14,928     $    9,191     $   11,390     $   14,498
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        1.05%          0.99%          0.90%          0.99%**
      After expense reimbursements ........        0.65%          0.64%          0.65%          0.65%**
   Ratio of net investment income to
    average net assets:
      Before expense reimbursements .......      (0.80)%        (0.45)%          0.14%          0.54%**
      After expense reimbursements ........      (0.40)%        (0.10)%          0.39%          0.88%**
   Portfolio Turnover .....................        8.64%          4.18%         13.82%          0.62%

---------------------

*    Commencement of operations.
**   Annualized.
(a)  Represents less than $0.01 per share.

--------------------------------------------------------------------------------
EUROPEAN GROWTH & INCOME FUND
Ticker Symbol: EUGIX
--------------------------------------------------------------------------------

GOAL

The Fund's goal is to provide long-term capital appreciation and income by investing in large-sized European companies.

STRATEGY

The Fund  seeks to  invest  primarily  in the  stocks of  large-sized  companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European Stoxx 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars).

The Fund intends to invest using American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager's opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors.

The Fund is not considered an index fund because it will not attempt to precisely track the performance or invest in securities that make up the Dow Jones European Stoxx 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European Stoxx 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover.

Under normal circumstances, it is the Fund's policy to invest 80% of its total assets in ADRs of companies located in Europe. At the Manager's option, the Manager may elect to purchase futures contracts and/or options to attempt to remain fully invested in the markets. This percentage of futures and/or options held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

MAIN RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money.

Because foreign stock markets operate differently than the U.S. markets, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns of the Fund.

When investing in an international fund such as this Fund, there is always country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.

There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another. Non-U.S.
dollar-denominated securities may experience adverse foreign currency fluctuation which could also lower the value of the Fund's share price.

There is liquidity risk in that the Fund buys ADRs, some of which may have low daily trading volume. In the event the Fund was forced to liquidate its holdings of a security with limited trading volume, it is likely that the Fund would be forced to sell the security at a price lower than what it might otherwise receive.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in futures contracts and options. Losses (or gains) involving futures and options can sometimes be substantial, in part because a relatively small price movement in a futures contract or an option may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures or options for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal to or greater than the total market value of any futures and/or options position. The value of all futures contracts and/or options in which the Fund acquires an interest will not exceed 20% of current total assets.

IS THE FUND RIGHT FOR YOU?

The Fund may be a suitable investment for you if you wish to add an international stock fund to your existing holdings, which could include other stock, bond and money market investments. You should be willing to accept the additional risks associated with international investments. If you are seeking growth of capital and income over the long-term (at least five years) this Fund may be an attractive investment for you.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

                                2001      2002
                              -19.62%   -20.55%

Best Quarter: 18.61% (Q2, 2003)         Worst Quarter: -15.28% (Q1, 2001)
Year to date performance as of 11/30/03: 24.66%

Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/02
                                                          Since
European Growth & Income Fund                1 year     Inception
-----------------------------                ------     ---------
Return Before Taxes                         -20.55%      -16.97%
Return After Taxes on Distributions         -21.02%      -17.35%
Return After Taxes on Distributions and
Sale of Fund Shares                         -12.39%      -13.18%
.................................................................................
Dow Jones Stoxx 50 Index                    -21.45%      -18.00%

FUND FEES & EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (Expenses that are deducted from Fund Assets)
        Management fees                                     0.86%
        Distribution  (12b-1) fees                           NONE
        Other expenses                                      1.13%
                                                           -------
        Total annual operating expense                      1.99%
        Expense reimbursement                              (1.04%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.95%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.95%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $97        $524        $976       $2,233

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                          January 18,
                                              Year Ended     Year Ended     Year Ended      2000* to
                                              August 31,     August 31,     August 31,     August 31,
EUROPEAN GROWTH & INCOME FUND                    2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $     5.80     $     7.13     $     9.59     $    10.00
                                              -------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................         0.11           0.10           0.08           0.09
   Net loss on securities (both
    realized and unrealized) ..............         0.35          (1.34)         (2.46)         (0.45)
                                              -------------------------------------------------------
      Total from investment operations ....         0.46          (1.24)         (2.38)         (0.36)
                                              -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income ...        (0.08)         (0.09)         (0.08)         (0.05)
   Distributions from capital gains .......           --             --             --             --
                                              -------------------------------------------------------
      Total distributions .................        (0.08)         (0.09)         (0.08)         (0.05)
                                              -------------------------------------------------------
Net asset value, end of period ............   $     6.18     $     5.80     $     7.13     $     9.59
                                              =======================================================

Total Return ..............................        8.17%       (17.50)%       (24.87)%        (3.59)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ...   $    3,364     $    2,357     $    2,106     $    1,505
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        1.99%          1.99%          2.17%          3.99%**
      After expense reimbursements ........        0.95%          0.95%          0.95%          0.95%**
   Ratio of net investment loss to
    average net assets:
      Before expense reimbursements .......        0.83%          0.30%        (0.18)%        (1.53)%**
      After expense reimbursements ........        1.87%          1.34%          1.04%          1.51%**
   Portfolio Turnover .....................        0.00%          9.70%         19.75%        114.30%

------------------------

*    Commencement of operations.
**   Annualized.

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol: CAUSX
--------------------------------------------------------------------------------

GOAL

The U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily Government National Mortgage Association Certificates ("GNMA").

STRATEGY

The Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

WHAT IS THE MANAGER'S APPROACH?

The Manager will select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. Generally, the Manager will select a balance between treasury bonds and GNMA securities in an attempt to maximize the overall performance of the Fund. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important past of return over time, the total return for a bond fund includes both income and price losses and gains. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage is much higher.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the fund to lose money. These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

Prepayment risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives.

The Fund invests in intermediate and long-term fixed income securities. During periods where alternative investments such as stocks and money market instruments out perform bonds, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

IS IT RIGHT FOR YOU?

If you are looking for a conservative income fund, this Fund may be right for you. You should be comfortable with the changing values of the bond market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is better used as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark indices. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 15.79%  -6.99%  23.35%  -0.48%   9.33%  12.08%  -4.94%  12.96%   4.63%   8.97%

Best Quarter: 7.17% (Q3, 1998)          Worst Quarter: -5.89% (Q1, 1996)
Year to date performance as of 11/30/03: 1.04%

Date of inception: 12/4/85

AVERAGE ANNUAL RETURNS AS OF 12/31/02
US Government Securities Fund                1 year     5 years     10 years
-----------------------------                ------     -------     --------
Return Before Taxes                           8.97%      6.53%        7.09%
Return After Taxes on Distributions           6.67%      4.10%        4.48%
Return After Taxes on Distributions and
Sale of Fund Shares                           5.36%      4.06%        4.42%
.................................................................................
Lehman Brothers Treasury Index               11.44%      7.69%        7.40%
Lehman Brothers GNMA Treasury Index           8.68%      7.33%        7.01%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges*                       1.00%
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.21%
                                                           -------
        Total annual operating expenses                     0.71%
        Expense reimbursement                              (0.06%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.65%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.65%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $66        $221        $389        $877

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND                  2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    10.73     $    10.77     $    10.33     $    10.24     $    11.30
                                              ----------------------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net Investment Income ..................         0.35           0.50           0.58           0.58           0.56
   Net gain (loss) on securities
    (both realized and unrealized) ........        (0.08)          0.19           0.42           0.14          (0.80)
                                              ----------------------------------------------------------------------
      Total from investment operations ....         0.27           0.69           1.00           0.72          (0.24)
                                              ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment
    income ................................        (0.44)         (0.59)         (0.56)         (0.58)         (0.56)
   Distributions from capital gains .......           --          (0.14)            --          (0.05)         (0.26)
                                              ----------------------------------------------------------------------
      Total distributions .................        (0.44)         (0.73)         (0.56)         (0.63)         (0.82)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    10.56     $    10.73     $    10.77     $    10.33     $    10.24
                                              ======================================================================

Total Return ..............................        2.52%          6.65%          9.94%          7.35%        (2.42)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of year ( in 000's) .......   $   31,585     $   33,275     $   27,265     $   24,476     $   30,950
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        0.71%          0.71%          0.71%          0.72%          0.66%
      After expense reimbursements ........        0.65%          0.65%          0.65%          0.65%          0.65%
Ratio of net investment income to
    average net assets
      Before expense reimbursements .......        3.22%          4.59%          5.32%          5.82%          5.11%
      After expense reimbursements ........        3.28%          4.65%          5.38%          5.89%          5.12%
   Portfolio Turnover .....................       39.29%        150.35%        209.58%        184.60%        139.00%

-----------------

--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT BOND FUND
Ticker symbol: STUSX
--------------------------------------------------------------------------------

GOAL

The Short-Term U.S. Government Bond Fund seeks liquidity, safety from credit risk, preservation of investors principal and has a high level of income as is consistent with these objectives by investing in mainly U.S. Government Securities.

STRATEGY

The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain an average maturity between 0 and 3 years in an effort to reduce share price volatility.

The Fund's Manager intends to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Manager's investments will typically consist of full faith and credit obligations of the U.S. Federal Government and its agencies or instrumentalities, as well as other securities which the Manager believes will enhance the Fund's total return. The Manager will invest at least 80% of the Fund's assets in U.S. government notes and bonds. The Manager considers a number of factors, including general market and economic conditions, to balance the portfolio. While income is the most important part of return over time, the total return from a bond or note includes both income and price gains or losses. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

MAIN RISKS

This Fund tends to be very conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund. Income risk is generally moderate for short and intermediate-term bonds.

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bond's maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Manager risk, which is the chance that the Manager's security selection strategy may cause the Fund to underperform other mutual funds with similar investment objectives.

IS THE FUND RIGHT FOR YOU?

The Fund may be suitable for you if you have a short to intermediate-term investment horizon and want to earn dividend income from your investment. The Fund may be appropriate for investors in regular accounts and retirement accounts who want to avoid credit risk but are comfortable with some volatility of the Fund's share price.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark indices. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

                                2001      2002
                                6.36%     2.99%

Best Quarter: 2.79% (Q3, 2001)          Worst Quarter: 0.21% (Q2, 2003)
Year to date performance as of 11/30/03: 0.70%

Date of inception: 1/18/00

AVERAGE ANNUAL RETURNS AS OF 12/31/02
                                                          Since
Short-Term Government Securities             1 year     Inception
--------------------------------             ------     ---------
Return Before Taxes                           2.99%       5.57%
Return After Taxes on Distributions           2.00%       3.61%
Return After Taxes on Distributions and
Sale of Fund Shares                           1.80%       3.50%
.................................................................................
Lehman 1-3 yr. Treasury Index                 5.85%       7.54%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges                         NONE
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.30%
                                                           -------
        Total annual operating expense                      0.80%
        Expense reimbursement                              (0.30%)
                                                           -------
     NET ANNUAL FUND OPERATING EXPENSE**                    0.50%

** The Manager has agreed to limit the Fund's expenses at 0.50%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $51        $225        $415        $962

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance since the Fund's inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                                          January 18,
                                              Year Ended     Year Ended     Year Ended      2000* to
                                              August 31,     August 31,     August 31,     August 31,
SHORT-TERM U.S. GOVT. BOND FUND                  2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period ......   $    10.17     $    10.24     $    10.05     $    10.00
                                              -------------------------------------------------------
   INCOME FROM INVESTMENT
    OPERATIONS
   Net investment income ..................         0.18           0.30           0.53           0.36
   Net gain on securities (both
    realized and unrealized) ..............        (0.06)          0.09           0.21           0.05
                                              -------------------------------------------------------
      Total from investment operations ....         0.12           0.39           0.74           0.41
                                              -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income ...        (0.18)         (0.30)         (0.55)         (0.36)
   Distributions from capital gains .......           --          (0.16)            --             --
                                              -------------------------------------------------------
      Total distributions .................        (0.18)         (0.46)         (0.55)         (0.36)
                                              -------------------------------------------------------
Net asset value, end of period ............   $    10.11     $    10.17     $    10.24     $    10.05
                                              =======================================================

Total Return ..............................        1.17%          3.90%          7.58%          4.15%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's) ...   $   21,500     $   10,942     $   11,623     $    5,432
   Ratio of expenses to average net
    assets:
      Before expense reimbursements .......        0.80%          0.82%          0.86%          1.26%**
      After expense reimbursements ........        0.49%          0.43%          0.30%          0.09%**
   Ratio of net investment income to
    average net assets:
      Before expense reimbursements .......        1.35%          2.57%          4.63%          5.02%**
      After expense reimbursements ........        1.66%          2.96%          5.19%          6.19%**
   Portfolio Turnover .....................       74.45%        119.61%         64.56%             --

-----------------------

*    Commencement of operations.
**   Annualized.

--------------------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST
Ticker Symbol: UTSXX
--------------------------------------------------------------------------------

GOAL

The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

STRATEGY

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that mature in 13 months or less. The Fund's weighted average maturity will generally be less than 90 days.

WHAT IS THE MANAGER'S APPROACH?

The Manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 share price. The Manager generally purchases only U.S Treasury bills, notes and bonds, but may invest in other securities from time to time. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government, but as a general rule the percentage is much higher.

MAIN RISKS

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include:

Interest rate risk, which is the chance that short-term security prices overall will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund's share price to something other than the $1.00 target.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 share price, it is possible to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

The Fund may be appropriate for those seeking a cash management account and investors who wish to protect their investment from volatile markets. It may be used in retirement accounts such as 401ks and IRAs. Lastly, the Fund's dividends are generally not subject to state personal income taxes. Thus, investors who pay a high rate of state income taxes may benefit from this feature.

PERFORMANCE

Below are a chart and a table showing the variability of the Fund's performance from year to year. These figures assume that all distributions are reinvested. It is important to remember that past performance does not accurately predict future performance.

                               [GRAPHIC OMITTED]

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
  2.81%   3.70%   5.32%   4.91%   4.90%   4.74%   4.29%   5.55%   3.66%   1.29%

Best Quarter: 1.46% (Q4, 2000)          Worst Quarter: 0.15% (Q3, 2003)
Year to date performance as of 11/30/03: 0.62%

Date of inception: 4/26/89

AVERAGE ANNUAL RETURNS AS OF 12/31/02        1 year     5 years     10 Years
                                             ------     -------     --------
The United States Treasury Trust              1.29%      3.90%        4.11%

Seven-day yield as of 11/30/03: 0.62%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
     SHAREHOLDER FEES
        Sales and redemption charges                         NONE
     ANNUAL OPERATING EXPENSES
        (expenses that are deducted from Fund assets)
        Management fees                                     0.50%
        Distribution (12b-1) fees                            NONE
        Other expenses                                      0.20%
                                                           ------
        Total annual operating expenses                     0.70%
        Expense reimbursement                              (0.26%)
                                                           ------
     NET ANNUAL FUND OPERATING EXPENSE*                     0.44%

* The Manager has agreed to limit the Fund's expenses at 0.44%. This limitation is guaranteed through 12/31/04.
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 year     3 years     5 years     10 years
                 $45        $198        $364        $846

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request.

                                                                       Year Ended August 31,
                                              ----------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST                 2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ........   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                              ----------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
   Net investment income ..................        0.008          0.017          0.047          0.050          0.042
   LESS DISTRIBUTIONS
   Dividends from net investment
    income ................................       (0.008)        (0.017)        (0.047)        (0.050)        (0.042)
                                              ----------------------------------------------------------------------
Net asset value, end of year ..............   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                              ======================================================================

Total return ..............................        0.86%          1.70%          4.87%          5.12%          4.22%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in 000's) .....   $   40,635     $   51,013     $   59,760     $   56,464     $   50,517
   Ratio of expenses to average net assets:
      Before expense reimbursements .......        0.70%          0.67%          0.65%          0.66%          0.63%
      After expense reimbursements ........        0.42%          0.42%          0.40%          0.40%          0.41%
   Ratio of net investment income
    to average net assets:
      Before expense reimbursements .......        0.56%          1.45%          4.48%          4.76%          3.92%
      After expense reimbursements ........        0.84%          1.70%          4.73%          5.02%          4.14%

-------------------

FUND MANAGEMENT

The portfolio manager for the Funds is CCM Partners, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. CCM Partners manages $650 million in mutual fund assets and has been managing mutual funds since 1985. CCM Partners is responsible for managing the portfolios and handling the administrative duties of the Funds. As compensation for these services, CCM Partners receives a management fee from each Fund. For the year ended 8/31/03 the fees were 0.48% for the California Tax-Free Income Fund; 0.37% for the California Insured Intermediate Fund; 0.27% for the California Tax-Free Money Market Fund; 0.05% for the S&P 500 Index Fund; 0.28% for the S&P MidCap Index Fund; 0.27% for the S&P SmallCap Index Fund; 0.40% for the Equity Income Fund; 0.44% for the U.S. Government Securities Fund; 0.23% for The United States Treasury Trust; 0.10% for the Nasdaq-100 Index Fund; and 0.18% for the Short-Term U.S. Government Bond Fund. For the year ended 8/31/03, CCM Partners reimbursed the European Growth & Income Fund 0.19% in excess of management fees to limit operating expenses.

Phillip W. McClanahan is the co-portfolio manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, Short-Term U.S. Government Securities Bond Fund, California Tax-Free Money Market Fund and The United States Treasury Trust. He joined the firm in 1985 and has over 38 years of investment experience. Mr. McClanahan graduated from the University of Kansas in 1958 and earned his MBA from the University of Pennsylvania, Wharton School of Business in 1966.

Stephen C. Rogers is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund. He joined CCM Partners in 1993 and serves as Chief Executive Officer of CCM Partners. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Gregory S. Kaplan is the co-portfolio manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the U.S. Government Securities Fund, Short-Term U.S. Government Securities Bond Fund, California Tax-Free Money Market Fund and The United States Treasury Trust. Mr. Kaplan joined the firm in November 2003. Prior to joining the firm he gained investment and trading experience at Robertson Stephens Asset Management (FleetBoston Financial) and Mentor Investment Group (a predecessor to Wachovia Bank). Mr. Kaplan graduated with a degree in Finance from Rutgers University in 1989 and earned his MBA at Virginia Tech in 1992. He also holds the Chartered Financial Analyst (CFA) designation.

When referring to Bond Funds, we are discussing the California Tax-Free Income Fund, California Insured Intermediate Fund, U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund. The Money Market Funds include our California Tax-Free Money Market Fund and The United States Treasury Trust. Our Stock Funds include the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund.

ADDITIONAL INVESTMENT RELATED RISKS

PORTFOLIO TURNOVER
Except for the Money Market Funds, the Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

OPENING AN ACCOUNT
Shares of the Funds may be purchased through the Funds' distributor or through other third party distributors, brokerage firms and retirement plans. The following information is specific to buying directly from the Funds'
distributor. If you invest through a third party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through them.

You'll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our Web site at www.citfunds.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are listed below.

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

                             Minimum        Minimum                      *IRA
                             Initial       Subsequent       IRA         Minimum
                            Investment     Investment     Minimum       with AIP
                            ----------------------------------------------------
Bond Funds                    $10,000         $250         $3,000         $500
Money Market Funds            $10,000         $250         $3,000         $500
Stock Funds                   $10,000         $250         $3,000         $500

The Fund's distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 225-8778. If you have any questions about our investment policies and objectives, please call us at (415) 398-2727 or (800) 225-8778.

* You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan (AIP). A minimum monthly contribution of $250 is required through AIP. For additional information on our AIP program, please turn to page 55.

BUYING AND SELLING SHARES
If you need an account application call us at (800) 225-8778 or down load an investment kit from our website at www.citfunds.com. Keep in mind the following important policies:

o    A Fund may take up to 7 days to pay redemption proceeds.

o A 1% redemption fee applies to shares redeemed or exchanged within one month of purchase. This fee only applies to shares purchased on or after January 31, 2004. See "Fee Imposed on Certain Redemptions of Shares" below for more information.

o If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.

o Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

o You must obtain and read the prospectus for the Fund you are buying prior to making the exchange.

o If you have not selected the convenient exchange privileges on your original account application, you must provide a signature guarantee letter of instruction to the Fund, directing any changes in your account.

o The Funds may refuse any purchase or exchange purchase transaction for any reason.

FEE IMPOSED ON CERTAIN REDEMPTIONS OF SHARES

In order to discourage short-term trading (such as market timing or time zone arbitrage) of fund shares, some Funds impose a redemption fee on shares purchased after January 31, 2004 and held less than one month. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The fee applies to redemption sales and exchanges between Funds. The fee is retained by the relevant Fund for the benefit of its shareholders.

The "first in, first out" (FIFO) method is used to determine the holding period. This means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption fees will not be charged in the following circumstances:

o    shares acquired by reinvestment of dividends or distributions from a Fund,

o shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or purchased through certain intermediaries,

HOW TO BUY SHARES

INITIAL PURCHASE
Make your check payable to the name of Fund in which you are investing and mail it with the application to the agent of the Funds, U.S. Bancorp Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

          U.S. Bancorp Fund Services, LLC
          PO Box 701
          Milwaukee, WI 53201-0701

You many also forward the account application to the Funds' offices, which will in turn forward the check on your behalf to the Funds' agent. Please note that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds' offices. The Funds' offices are located at the following address:

          California Investment Trust Fund Group
          44 Montgomery Street, Suite 2100
          San Francisco, CA 94104

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

PURCHASING BY EXCHANGE
You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments and may be assessed a redemption fee, described on page 53. When opening an account by exchanging shares, your new account must be established with the same registration as your other California Investment Trust Fund Group account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 225-8778 during normal business hours (8 am to 5 pm, Pacific time) to exchange shares.

You may also exchange shares by accessing our website at www.citfunds.com. You must complete the on-line access agreement in order to access your account on-line.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form, normally at 4:00 p.m. Eastern time or 1:00 pm Pacific Time.

                                   ---------------------------------------------
     WIRE INSTRUCTIONS:            U.S. Bank, NA
       Provide your bank or        ABA # 075000022
       broker with these           For: U.S. Bancorp Fund Services, LLC
       instructions                Account # 112-952-137
                                   For further credit to:
                                   Name of Fund:     (name of fund here)
                                   Account Registration: (name on account here)
                                   Account Number:   (account number here)
                                   ---------------------------------------------

In order to make your order effective, we must have your order in good form. Accordingly, your purchase will be processed at the net asset value next calculated after your order has been received by the Funds' agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred.

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

You may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to U.S. Bancorp Fund Services, LLC, the Funds' agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker's agreed upon procedures with the Funds. Your broker can advise you of specific details.

If you wish, you may also deliver your investment checks (and application, for new accounts) to the Funds' office. Your order will be forwarded promptly to the Funds' agent for processing. You will receive the share price next determined after your check has been received by U.S. Bancorp Fund Services, LLC. Checks delivered to the Funds' office will be over-nighted to the Funds' agent, so in most cases, the shares will be purchased on the following business day.

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by U.S. Bancorp Fund Services, LLC or the Funds.

PURCHASING ADDITIONAL SHARES
Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments.

After setting up your on-line account, you may obtain a history of transactions for your account(s) by accessing our website at www.citfunds.com.

AUTOMATIC INVESTMENT PLAN
Using the Funds' Automatic Investment Plan (AIP), you may arrange to make additional purchases (minimum $250) automatically by electronic funds transfer
(EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten-day's written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

HOW FUND SHARES ARE PRICED

The  Funds are open for  business  every  day that the New York  Stock  Exchange
(NYSE) is open with the following expected exceptions: Bond and Money Market Funds are closed on Columbus Day (observed) and Veterans Day (observed). The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. Our Shareholder Servicing Agent calculates this value at market close, normally 4:00 p.m. Eastern time or 1:00 p.m. Pacific time, on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the manager, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will place a good faith estimate of the security's "fair value" when the market valuation of such security could not be obtained from third-party pricing services.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by U.S. Bancorp Fund Services, LLC are executed at the net asset value next calculated. The Funds' net asset value will not be calculated, nor transactions processed, on certain holidays observed by national banks and/or the NYSE.

The share prices of the Funds, (except the Money Market Funds) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the Municipal Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available bid price, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities of the U.S. Government Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available mean between the bid and ask price, prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Securities with remaining maturities of 60 days or less are valued using the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the respective Boards of Trustees.

The share price of the Funds are reported by the National Association of Securities Dealers, Inc. in the mutual funds section of most newspapers after the heading "California Trust".

PERFORMANCE INFORMATION
All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the Securities and Exchange Commission. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of any Fund.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form A redemption fee may be assessed, as described on page 53. Remember that we may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions on page 54.

BY MAIL
If you have not elected telephone redemption or transfer privileges, you must send a "signature-guaranteed letter of instruction" specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Funds' offices. If you have additional questions, please contact us at (800) 225-8778.

The Custodian requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

BY CHECK
With checkwriting, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the checkwriting feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, on-line or mail redemption feature to close your account. The checkwriting feature is not available for any of our Stock Funds. Please note that a $25.00 fee will be charged to your account for any returned check.

BY EXCHANGE
You must meet the minimum investment requirement of the Fund into which you are exchanging shares. You can only exchange between accounts with identical registration. Same day exchanges are accepted until market close, normally 4:00 p.m., Eastern time (1:00 p.m., Pacific time).

BY WIRE
You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day. There is a charge for each wire (currently $15.00).

BY ELECTRONIC FUNDS TRANSFER
You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

ONLINE
You can sell shares in a regular account by accessing our website at www.citfunds.com. You may not buy or sell shares in a retirement account using our on-line feature.

BY TELEPHONE
You must have this feature set up in advance on your account.  Call the Funds at
(800) 225-8778. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification number and the number of shares or dollar amount that you wish to redeem. Telecommunications Device for the Deaf (TDD) services for hearing impaired shareholders are available for telephone redemptions by calling
(800) 864-3416.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number. Provided these procedures are followed, you further agree that neither the Funds nor the Funds' agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the on-line access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

SYSTEMATIC WITHDRAWAL PLAN
If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 225-8778.

OTHER REDEMPTION POLICIES
Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of Stock Funds) because of redemptions. The manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days' written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

THE FUNDS AND THE MANAGER RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:
     o To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
     o To modify or terminate the exchange privilege on 60 day's written notice.
     o    To refuse any purchase or exchange purchase order.
     o    To change or waive a Fund's minimums.
     o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
     o To withdraw or suspend any part of the offering made by this Prospectus.
     o To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

OTHER POLICIES

TAX-SAVING RETIREMENT PLANS
We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. Each Fund is subject to an annual custodial fee, currently $12.50 with a maximum annual charge of $25.00 per social security number. This fee is normally assessed in September of each year.

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

CASH DISTRIBUTIONS
Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. Electronic Funds Transfer (EFT) is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENTS AND REPORTS
Shareholders of the Funds will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your on-line account, you may also obtain a transaction history for your account (s) by accessing our web site at www.citfunds.com.

CONSOLIDATED MAILINGS & Householding
Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all Funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Funds will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.citfunds.com or call the Funds at (800) 225-8778.

DIVIDENDS & TAXES
Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Stock Funds distribute substantially all their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds and the Money Market Funds distribute substantially all their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. The United States Treasury Trust and the California Tax-Free Money Market Fund do not expect to pay any capital gains. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

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

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with information, such as your taxpayer identification number, that will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement below.

PRIVACY STATEMENT

NOTICE OF PRIVACY POLICY
When you become an investor with California Investment Trust Fund Group, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information ("shareholder information"). We consider your shareholder information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

OUR PRIVACY PRINCIPLES:
     o    We do not sell shareholder information.
     o We do not provide shareholder information to persons or organizations outside the California Investment Trust Fund Group who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
     o We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of shareholder information.

INFORMATION WE MAY COLLECT:
     We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of shareholder information needed for these purposes, such as those below:
     o From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
     o From your transactions with our transfer agent, such as your transaction history, and account balance.
     o    From electronic sources, such as our website or e-mails.

HOW WE USE INFORMATION ABOUT YOU:
     The California Investment Trust Fund Group will only use information about you and your California Investment Trust accounts to help us better serve your investment needs or to suggest California Investment Trust Fund Group services or educational materials that may be of interest to you.

INFORMATION DISCLOSURE:
     We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder's authorization. However, we may disclose shareholder information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

HOW WE PROTECT YOUR INFORMATION:
     We restrict access to your shareholder information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard shareholder information. To further protect your privacy, our website uses the highest levels of Internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

     For shareholders with Internet access, California Investment Trust Fund Group recommends that you do not provide your user name or password for any reason to anyone.

     In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

TO LEARN MORE

This prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS
These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION
This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these  documents free of charge by calling the Funds at
(800) 225-8778, emailing the Funds at info@citfunds.com, or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC's Public Reference Room, or by visiting the SEC's Internet Site at www.sec.gov.

     CALIFORNIA INVESTMENT TRUST
     44 MONTGOMERY STREET, SUITE 2100
     SAN FRANCISCO, CA 94104
     (800) 225-8778

     www.citfunds.com

     Securities and Exchange Commission
     Washington, DC 20549-0102
     (202) 942-8090 (Public Reference Section) www.sec.gov
     SEC File Number  811-4417
     SEC File Number  811-4418

                                             Rule 497(e)
                                             File Numbers 033-00500 and 811-4418

                                   CALIFORNIA
                                INVESTMENT TRUST
                               -----------------
                               F U N D G R O U P


Prospectus for Class K Shares
January 1, 2004


S&P 500 Index Fund
S&P MidCap Index Fund
S&P SmallCap Index Fund
Equity Income Fund
Nasdaq-100 Index Fund
European Growth & Income Fund

U.S. Government Securities Fund
Short-Term U.S. Govt. Bond Fund
The United States Treasury Trust


                                 (800) 225-8778

                                www.citfunds.com


The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC).

As with all mutual funds, the Securities and Exchange Commission has not approved these securities or passed on whether the information in this prospectus is adequate or accurate. Anyone who indicates otherwise is committing a criminal offense.

                                   CALIFORNIA
                                INVESTMENT TRUST
                               -----------------
                               F U N D G R O U P

PROSPECTUS FOR CLASS K SHARES*
January 1, 2004

TABLE OF CONTENTS

ABOUT THE FUNDS

S&P 500 Index Fund                                                             1
S&P MidCap Index Fund                                                          6
S&P SmallCap Index Fund                                                       11
Equity Income Fund                                                            16
Nasdaq-100 Index Fund                                                         21
European Growth & Income Fund                                                 25

U.S. Government Securities Fund                                               29
Short-Term U.S. Govt. Bond Fund                                               33
The United States Treasury Trust                                              37

INVESTING IN THE FUNDS

How to Buy Shares                                                             44
How to Sell Shares                                                            47
Other Policies                                                                50
Dividends and Taxes                                                           52
Identity Verification                                                         53
Privacy Statement                                                             53

This prospectus describes only the Funds' Class K shares. The Funds offer other classes of shares with different fees and expenses to eligible investors.

--------------------------------------------------------------------------------
S&P 500 INDEX FUND
Ticker Symbol: SPXKX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index. The S&P 500 Index Fund is a diversified mutual fund that seeks to provide investment results that replicate the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index.

STRATEGY

The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P 500 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the

--------------------------------------------------------------------------------
                  SECTOR BREAKDOWNS
               as of November 30, 2003

Industry                                  % of Fund

Consumer Non-Durable                          24.7%
Banking & Fin'l Service                       19.9%
Technology                                    18.6%
Consumer Cyclical                              7.8%
Capital Good                                   5.6%
Manufacturing                                  5.6%
Energy                                         5.3%
Utility                                        5.2%
Transportation                                 1.8%
Service                                        1.6%

LARGECAP STOCKS

The stocks that are represented in the S&P 500 Index make-up about 90% of the total market Index, as measured by the S&P 1500 Index. For many investors, the S&P 500 Index functions as the benchmark for the entire stock market. The individual stocks that make up the index have market values ranging in size from $753 million to $295 billion. The median market value is $8.8 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.
--------------------------------------------------------------------------------
flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money. The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the LargeCap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as MidCap stocks, SmallCap stocks, bonds and money market instruments outperform LargeCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P 500 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

1993    1994    1995    1996    1997    1998    1999    2000    2001     2002

9.77%   1.04%  37.20%  22.63%  32.99%  28.75%  21.02%  -8.90% -11.81%  -21.74%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 21.50% (Q4, 1998)    Worst Quarter: -21.74% (Q4, 2002)
Year to date performance as of 11/30/03: 22.19%
Date of inception: 4/20/92

Average Annual returns as of 12/31/02

CIT S&P 500 Index Fund                          1 year      5 years     10 years
----------------------                          ------      -------     --------

Return Before Taxes                            -21.74%       -0.41%        9.29%
Return After Taxes on Distributions            -22.20%       -1.34%        7.94%
Return After Taxes on Distributions and
Sale of Fund Shares                            -13.11%       -0.48%        7.30%
--------------------------------------------------------------------------------
S&P 500 Composite Stock Price Index            -22.09%       -0.58%        9.47%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund.

--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.25%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.44%
                                                            ------
      Total annual operating expenses                        0.95%

   Expense reimbursement                                    (0.18)%
   NET ANNUAL FUND OPERATING EXPENSE**                       0.77%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.77%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $79            $285           $508           $1,150

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.


The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                   Year Ended August 31,
                                                          ----------------------------------------------------------------------
S&P 500 Index Fund                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    18.48     $    22.79     $    30.84     $    28.12     $    20.90
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.29           0.29           0.34           0.38           0.39
   Net gain (loss) on securities (both
    realized and unrealized)                                    1.89          (4.31)         (7.64)          4.06           7.79
                                                          ----------------------------------------------------------------------
      Total from Investment Operations                          2.18          (4.02)         (7.30)          4.44           8.18
                                                          ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.30)         (0.29)         (0.34)         (0.40)         (0.39)
   Distributions from capital gains                               --             --          (0.41)         (1.32)         (0.57)
                                                          ----------------------------------------------------------------------
      Total distributions                                      (0.30)         (0.29)         (0.75)         (1.72)         (0.96)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    20.36     $    18.48     $    22.79     $    30.84     $    28.12
                                                          ======================================================================

Total Return                                                  12.03%       (17.83)%       (23.93)%         16.38%         39.76%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year (in 000's)                     $   98,264     $   93,961     $  141,390     $  165,891     $  142,276
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.45%          0.41%          0.39%          0.40%          0.37%
      After expense reimbursements                             0.25%          0.20%          0.20%          0.20%          0.20%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            1.35%          1.30%          1.16%          1.11%          1.33%
      After expense reimbursements                             1.55%          1.51%          1.35%          1.31%          1.50%
   Portfolio Turnover                                          3.63%         31.12%          6.26%          9.00%          9.76%

----------------------

--------------------------------------------------------------------------------
S&P MIDCAP INDEX FUND
Ticker Symbol: MIDKX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

The S&P MidCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index.

STRATEGY

The S&P MidCap Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P MidCap Index (a return correlation of 1.0 is perfect).Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks of the index. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

--------------------------------------------------------------------------------
                 SECTOR BREAKDOWNS
               as of November 30, 2003

INDUSTRY                                  % OF FUND

Consumer Non-Durable                          24.8%
Banking & Fin'l Service                       19.0%
Technology                                    13.1%
Manufacturing                                  9.2%
Consumer Cyclical                              7.9%
Capital Good                                   6.0%
Utility                                        5.9%
Energy                                         4.9%
Service                                        2.5%
Transportation                                 2.2%

MIDCAP STOCKS
The stocks that are represented in the S&P MidCap 400 Index make-up about 7% of the total market Index, as measured by the S&P 1500 Index. The S&P MidCap 400 Index was designed to track the overall performance of the MidCap sector. The individual stocks that make up the index have total market values ranging in size from $275 million to $11.5 billion. The median market value is $2.1 billion.

The index is made up of stocks from many diverse industries. The industry table above gives you a general idea of the exposure to specific sectors.
--------------------------------------------------------------------------------

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the MidCap sector. In an attempt to accurately track the performance of the S&P MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, SmallCap stocks, bonds and money market instruments out-perform MidCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P MidCap Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some mutual funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for a diversified stock fund, this Fund may be right for you. You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall stock market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

 1993    1994    1995    1996    1997    1998    1999    2000    2001     2002

12.88%  -3.96%  30.62%  18.85%  31.89%  18.49%  14.71%  19.49%   0.33%  -14.22%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 27.54% (Q4, 1998)    Worst Quarter: -15.73% (Q3, 2001)
Year to date performance as of 11/30/03: 32.31%
Date of inception: 4/20/92

Average Annual returns as of 12/31/02

CIT S&P MidCap Index Fund                       1 year      5 years     10 years
-------------------------                       ------      -------     --------

Return Before Taxes                            -14.22%         6.93%      11.99%
Return After Taxes on Distributions            -14.46%         6.06%      10.43%
Return After Taxes on Distributions and
Sale of Fund Shares                             -8.58%         6.99%      10.36%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                           -14.51%         6.40%      11.95%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.40%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.43%
                                                            ------
         Total annual operating expenses                     1.08%

   Expense reimbursement                                    (0.09)%
   NET ANNUAL FUND OPERATING EXPENSE**                       0.99%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 0.99%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $101           $335           $587           $1,309

"Standard & Poor's", "S&P", and "Standard and Poor's Midcap 400 Index" are Trade marks of McGraw-Hill Cos., Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                  Year Ended August 31,
S&P MidCap Index Fund                                        2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    14.60     $    16.18     $    20.75     $    18.70     $    15.41
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.12           0.05           0.17           0.22           0.20
   Net gain (loss) on securities (both
    realized and unrealized)                                    2.41          (1.54)         (1.66)          6.05           5.80
                                                          ----------------------------------------------------------------------
      Total from Investment Operations                          2.53          (1.49)         (1.49)          6.27           6.00
                                                          ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.12)         (0.03)         (0.18)         (0.21)         (0.20)
   Distributions from capital gains                               --          (0.06)         (2.90)         (4.01)         (2.51)
                                                          ----------------------------------------------------------------------
      Total distributions                                      (0.12)         (0.09)         (3.08)         (4.22)         (2.71)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    17.01     $    14.60     $    16.18     $    20.75     $    18.70
                                                          ======================================================================

Total Return                                                  17.46%        (8.77)%        (6.56)%         40.44%         41.13%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                    $  103,771     $   96,590     $   83,293     $   74,749     $   57,164
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.58%          0.58%          0.56%          0.57%          0.57%
      After expense reimbursements                             0.46%          0.40%          0.40%          0.40%          0.40%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            0.66%          0.78%          0.84%          1.03%          0.90%
      After expense reimbursements                             0.78%          0.96%          1.00%          1.20%          1.07%
   Portfolio Turnover                                          8.33%         21.73%         39.41%         46.23%         42.98%

--------------------

--------------------------------------------------------------------------------
S&P SMALLCAP INDEX FUND
Ticker Symbol: SMLKX
--------------------------------------------------------------------------------

GOAL

Attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

The S&P SmallCap Index Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index.

STRATEGY

The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor's, the company that maintains the index, makes all determinations regarding the inclusion of stocks in the index. Each stock is weighted in proportion to its total market value.

In order to meet the investment goal, the Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the index. The Manager's goal is to maintain a return correlation of at least .95 to the S&P SmallCap 600 Index (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the underlying stocks. As a rule of thumb, the percentage is generally higher.

Like many index funds, the Fund may invest in futures contracts and lend securities to minimize the performance variation between the Fund and the index. This performance gap occurs because, unlike the index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While we expect the Fund's performance to closely represent the index, the Fund will generally underperform the index.

--------------------------------------------------------------------------------
                  SECTOR BREAKDOWNS
               as of November 30, 2003

INDUSTRY                                  % OF FUND

Consumer Non-Durable                          21.8%
Technology                                    16.0%
Manufacturing                                 13.8%
Banking & Fin'l Service                       13.5%
Consumer Cyclical                             11.4%
Capital Good                                   7.2%
Energy                                         5.1%
Service                                        4.2%
Utility                                        2.7%
Transportation                                 2.6%

SMALLCAP STOCKS
The stocks that are represented in the S&P SmallCap 600 Index make up about 3% of the total market Index, as measured by the S&P 1500 Index. The individual stocks that make up the index have market values ranging in size from $41 million to $4.5 billion. The median market value is $605 million.

Over long periods of time, SmallCap stocks have generally outperformed other segments of the market. In doing so, they also have more volatility in share price. While many investors believe SmallCap stocks are the best choice for long-term holdings, there can be no assurance that this trend will continue.
--------------------------------------------------------------------------------

MAIN RISKS

The stock market goes up and down every day. As with any investment whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in the U.S. stock market and is designed to passively track the performance of the SmallCap sector. In an attempt to accurately track the performance of the S&P SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure in any market.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that lasts for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in small-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as LargeCap stocks, MidCap stocks, bonds and money market instruments outperform SmallCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The S&P SmallCap 600 Index is a capitalization weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Although the Fund's primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the index, the Fund's performance relative to the index will change.

Some funds lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the share price of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial, in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for a diversified stock fund, this Fund may be right for you.

You should be comfortable with the volatility of the stock market and the risk that your investment could decline in value. Your investment time-frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

 1997    1998    1999    2000    2001     2002

24.05%  -2.91%  13.44%  10.94%   4.26%  -14.65%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 20.26% (Q3, 2003)    Worst Quarter: -20.77% (Q3, 1998)
Year to date performance as of 11/30/03: 35.35%
Date of inception: 10/2/96

Average Annual Returns as of 12/31/02
                                                                         Since
CIT S&P SmallCap Index Fund                     1 year        5 year   Inception
---------------------------                     ------        ------   ---------
Return Before Taxes                            -14.65%         1.69%       5.52%
Return After Taxes on Distributions            -14.78%         0.88%       4.52%
Return After Taxes on Distributions and
Sale of Fund Shares                             -8.78%         1.13%       4.17%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                         -14.62%         2.44%       6.56%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.63%
                                                            ------
         Total annual operating expenses                     1.38%

   Expense reimbursement                                    (0.23)%
   NET ANNUAL FUND OPERATING EXPENSE**                       1.15%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 1.15%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $117           $414           $733           $1,637

"Standard & Poor's", "S&P", and "Standard and Poor's SmallCap 600 Index" are trade marks of Standard and Poor's Corporation and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                  Year Ended August 31,
S&P SmallCap Index Fund                                      2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    11.60     $    12.89     $    14.09     $    11.46     $     9.46
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.03           0.03           0.11           0.12           0.08
   Net gain (loss) on securities (both
    realized and unrealized)                                    2.51          (1.28)         (0.55)          3.14           2.13
                                                          ----------------------------------------------------------------------
      Total from Investment Operations                          2.54          (1.25)         (0.44)          3.26           2.21
                                                          ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.03)         (0.04)         (0.12)         (0.10)         (0.08)
   Distributions from capital gains                            (0.04)            --          (0.64)         (0.53)         (0.13)
                                                          ----------------------------------------------------------------------
      Total distributions                                      (0.07)         (0.04)         (0.76)         (0.63)         (0.21)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    14.07     $    11.60     $    12.89     $    14.09     $    11.46
                                                          ======================================================================

Total Return                                                  22.04%        (9.69)%        (2.59)%         29.63%         23.53%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                    $   18,526     $   15,813     $   14,226     $   12,863     $   10,881
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.88%          0.88%          0.92%          1.00%          1.05%
      After expense reimbursements                             0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            0.08%          0.00%          0.54%          0.58%          0.31%
      After expense reimbursements                             0.31%          0.23%          0.81%          0.93%          0.71%
   Portfolio Turnover                                         16.51%         17.64%         41.91%         37.21%         25.40%

--------------------

--------------------------------------------------------------------------------
EQUITY INCOME FUND
Ticker Symbol: EQTKX
--------------------------------------------------------------------------------

GOAL

Achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income.

STRATEGY

In order to meet the investment goal, the Fund invests primarily in securities which generate a relatively high level of dividend income and have potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund's policy that under normal circumstances it will invest at least 80% of its total assets (65% if total assets are less than $25 million) in stocks.

Although the Fund will attempt to invest as much of the assets as is practical in income-producing stocks, the Fund may maintain a reasonable position in high-quality, short-term debt securities and money market instruments to meet redemption requests and other liquidity needs.

The Fund will invest in futures contracts when the Manager wants to remain fully invested in the market. Utilizing futures allows the Manager to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

MAIN RISKS

The stock market goes up and down every day. As with any investment

--------------------------------------------------------------------------------
                 SECTOR BREAKDOWNS
               as of November 30, 2003

INDUSTRY                                  % OF FUND

Banking & Financial Service                   23.0%
Consumer Non-Durable                          15.5%
Energy                                        10.8%
Consumer Cyclical                             10.0%
Manufacturing                                  7.1%
Utility                                        4.3%
Technology                                     3.6%
Service                                        2.8%
Capital Good                                   2.3%

VALUE STOCKS

The Fund invests primarily in value stocks. It attempts to manage the assets so that the average dividend yield of the stocks held will be about 50% greater than the yield of the S&P 500 Index. "Value stock" is a term used to describe a stock that pays a higher dividend. Over long periods of time, value stocks have demonstrated lower volatility as compared to the overall market.

The Fund is made up of stocks from many diverse industries. The table above gives you a general idea of the exposure to specific sectors.
--------------------------------------------------------------------------------
whose performance is linked to these markets, the value of the Fund will change. During a declining stock market, an investment in this Fund would lose money.

The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as potential for capital appreciation. At times the Fund may hold a concentrated position in the banking and financial sector, therefore the funds performance maybe significantly impacted by the performance of this sector.

Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

The Fund invests in large and medium-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company's stock or a single economic sector. However, during periods where alternative investments such as growth stocks, SmallCap stocks, bonds and money market instruments outperform value stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund's performance will be impacted.

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund has never engaged in this strategy, however, in the event that it did, there is a risk that the practice could negatively impact the net assets value of the Fund.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in stock futures. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal or greater than the total market value of any futures position. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% (35% if under $25 million in total net assets) of current total assets.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for a conservative, value oriented stock fund, this Fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market. Since trading can increase the Fund's operating expenses, it is strongly discouraged.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

 1997    1998    1999    2000    2001    2002
29.29%  13.15%   3.91%  -1.19%  -5.81%  12.63%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 17.08% (Q4, 1998)    Worst Quarter: -14.56% (Q3, 1998)
Year to date performance as of 11/30/03:  22.52%
Date of inception:  9/4/96

Average Annual returns as of 12/31/02                                    Since

CIT Equity Income Fund                          1 year       5 year    Inception
----------------------                          ------       ------    ---------
Return Before Taxes                            -12.63%       -0.90%        5.13%
Return After Taxes on Distributions            -13.09%       -1.86%        3.76%
Return After Taxes on Distributions and
Sale of Fund Shares                             -7.62%       -1.06%        3.64%
--------------------------------------------------------------------------------
S&P/BARRA Value Index                          -20.85%       -0.85%        5.62%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.70%
                                                            ------
         Total annual operating expenses                     1.45%
   Expense reimbursement                                    (0.15)%
   NET ANNUAL FUND OPERATING EXPENSE**                       1.30%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 1.30%. This limitation is guaranteed through 12/31/04.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $132           $444           $778           $1,722

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                   Year Ended August 31,
Equity Income Fund                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    11.38     $    12.21     $    14.81     $    14.38     $    11.98
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.15           0.17           0.28           0.36           0.32
   Net gain (loss) on securities (both
    realized and unrealized)                                    0.94          (0.83)         (2.46)          0.76           2.41
                                                          ----------------------------------------------------------------------
      Total from Investment Operations                          1.09          (0.66)         (2.18)          1.12           2.73
                                                          ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.15)         (0.17)         (0.39)         (0.27)         (0.33)
   Distributions from capital gains                               --             --          (0.03)         (0.42)            --
                                                          ----------------------------------------------------------------------
      Total distributions                                      (0.15)         (0.17)         (0.42)         (0.69)         (0.33)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    12.32     $    11.38     $    12.21     $    14.81     $    14.38
                                                          ======================================================================

Total Return                                                   9.77%        (5.46)%       (14.94)%          8.23%         22.89%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                    $    9,818     $    8,261     $    8,794     $   11,813     $   13,716
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.95%          0.91%          0.94%          0.98%          0.86%
      After expense reimbursements                             0.80%          0.80%          0.80%          0.80%          0.80%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            1.24%          1.33%          1.96%          2.49%          2.09%
      After expense reimbursements                             1.39%          1.44%          2.10%          2.67%          2.15%
   Portfolio Turnover                                         30.01%         69.43%         73.50%         38.34%         54.03%

--------------------

--------------------------------------------------------------------------------
THE NASDAQ-100 INDEX
Ticker symbol:  NDXKX
--------------------------------------------------------------------------------

GOAL

Attempts to replicate the performance of the largest non-financial companies as measured by The Nasdaq-100 Index(R).

STRATEGY

The Fund is managed passively, which means the Manager is trying to replicate the performance of The Nasdaq-100 Index(R). To do this, the Fund invests primarily in the stocks comprising the index. The Fund will attempt to buy stocks so that the holdings in the portfolio approximate those of The Nasdaq-100 Index(R). The Manager's goal is to maintain a return correlation of at least .95 to The Nasdaq-100 Index(R) (a return correlation of 1.0 is perfect). Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in the stocks comprising the index.

The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund's investment objective and policies.

Like most index funds, the Fund will invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. The Manager will typically buy futures contracts so that the market value of the futures contracts is as close to the cash balance as possible. This helps minimize the tracking error of the Fund.

MAIN RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money.

The Fund primarily invests in U.S. stocks and is designed to track the overall performance of The Nasdaq-100 Index(R). In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure so that in a declining market, the Manager will not take steps to minimize the exposure of the Fund.

Many factors will affect the performance of the stock markets. Two major factors that may have both a positive and negative effect on the stock markets are economic and political events. These effects may be short-term by causing a change in the market that is cor-

--------------------------------------------------------------------------------
                            THE NASDAQ-100 INDEX(R)
                            As of November 30, 2003

The Nasdaq-100 Index(R) is made up of the 100 largest non-financial stocks traded on the Nasdaq Stock Market. The stocks that make up this index are currently heavily weighted in the technology sector. Because of the concentration in a specific sector, high volatility or poor performance of the sector will directly affect the Fund's performance.

The individual stocks that make up the index have total market values ranging in size from $1.4 billion to $284 billion, with a median of $6.8 billion.
--------------------------------------------------------------------------------
rected in a year or less; or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don't have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

The Fund invests in the largest, non-financial companies that are traded on the Nasdaq Stock Market. They may comprise various sectors of the economy, but are currently concentrated in the technology sector. During periods in which The Nasdaq-100 Index under performs alternative investments such as bond, money market and alternative stock sectors, the Manager expects the Fund to underperform other mutual funds that invest in these alternative categories.

The  Nasdaq-100  Index  is  subject  to  concentration  risk.  First,  it  is  a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund's performance particularly sensitive to this specific sector. Negative performance in the technology sector will result in negative Fund performance.

OTHER RISKS OF THE FUND

The Fund's primary risks are associated with changes in the stock market, however, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If the futures contracts owned by the Fund do not track the index, the Fund's performance relative to the index will change.

Some mutual funds are able to lend portfolio securities in order to offset expenses. The Fund does not expect to engage in this strategy; however, in the event that it did, there is a slight risk that this practice could negatively impact the net assets value of the Fund.

IS THE FUND RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for an aggressive growth stock fund, this Fund may be right for you. You should be comfortable with the changing values of the stock market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is designed as a passive investment, meaning that you should not try to time movements in the market by trading in and out of the Fund. Short-term trading of the Fund's shares is strongly discouraged. Recently, the index has shown more volatility in comparison to other broader benchmarks such as the S&P 500 Index.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

   2001     2002

 -33.36%  -37.41%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 18.15% (Q2, 2003)    Worst Quarter: -36.55% (Q3, 2001)
Year to date performance as of 11/30/03: 44.22%
Date of inception: 1/18/00

Average Annual returns as of 12/31/02
                                                            Since
Nasdaq-100 Index Fund                           1 year    Inception
---------------------                           ------    ---------

Return Before Taxes                            -37.41%      -36.94%
Return After Taxes on Distributions            -37.41%      -37.11%
Return After Taxes on Distributions and
Sale of Fund Shares                            -22.59%      -26.35%
Nasdaq-100 Index                               -37.53%      -36.15%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.75%
                                                            ------
         Total annual operating expenses                     1.50%
   Expense reimbursement                                    (0.35)%
   NET ANNUAL FUND OPERATING EXPENSE**                       1.15%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 1.15%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $117           $440           $785           $1,761

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                                      January 18,
                                                          Year Ended     Year Ended     Year Ended      2000* to
                                                          August 31,     August 31,     August 31,     August 31,
Nasdaq-100 Index Fund                                        2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     2.41     $     3.75     $    10.67     $    10.00
                                                          -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (loss)                                (0.01)          --(a)          0.05           0.03
   Net gain (loss) on securities (both
    realized and unrealized)                                    1.01          (1.33)         (6.84)          0.67
                                                          -------------------------------------------------------
      Total from Investment Operations                          1.00          (1.33)         (6.79)          0.70
                                                          -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                           --          (0.01)         (0.08)         (0.03)
   Distributions from capital gains                               --             --          (0.05)            --
                                                          -------------------------------------------------------
      Total distributions                                         --          (0.01)         (0.13)         (0.03)
                                                          -------------------------------------------------------
Net asset value, end of period                            $     3.41     $     2.41     $     3.75     $    10.67
                                                          =======================================================

Total Return                                                  41.49%       (35.61)%       (64.26)%          7.02%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                  $   14,928     $    9,191     $   11,390     $   14,498
   Ratio of expenses to average net assets:
      Before expense reimbursements                            1.05%          0.99%          0.90%          0.99%**
      After expense reimbursements                             0.65%          0.64%          0.65%          0.65%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                          (0.80)%        (0.45)%          0.14%          0.54%**
      After expense reimbursements                           (0.40)%        (0.10)%          0.39%          0.88%**
   Portfolio Turnover                                          8.64%          4.18%         13.82%          0.62%

--------------------
(a)  Represents less than $0.01 per share
*    Commencement of operations.
**   Annualized.

Nasdaq(R), Nasdaq-100(R) and Nasdaq-100 Index(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are referred to as the "Corporations") and are licensed for use by the Fund. The Fund has not been passed on by the Corporations as to its legality or suit ability. The Fund is not issued, endorsed, sold, or promoted by the Corporations.

The Corporations make no express or implied warranties, and disclaim all warranties including all warranties of merchantability or fitness for a particular purpose with respect to the Fund/Index (meaning the Index, the Fund, their use, the results to be obtained from their use, or any data included therein). The Corporations shall have no liability for any damages, claims, losses, or expenses with respect to the Fund/Index. The Corporations shall have no liability for any lost profits or special, punitive, incidental, indirect, or consequential damages, even if notified of the possibility of such damages.

--------------------------------------------------------------------------------
EUROPEAN GROWTH & INCOME FUND
Ticker Symbol:  EUGKX
--------------------------------------------------------------------------------

GOAL

The Fund's goal is to provide long-term capital appreciation and income by investing in large-sized European companies.

STRATEGY

The Fund  seeks to  invest  primarily  in the  stocks of  large-sized  companies located in Europe. In selecting securities, the Fund attempts to use the Dow Jones European Stoxx 50 Index as a target portfolio and a basis for selecting investments. Most companies considered for the Fund will have market capitalizations of at least $10 billion (U.S. dollars).

The Fund intends to invest using American Depository Receipts, commonly referred to as ADRs. ADRs are traded on U.S. stock exchanges and are available for some, but not all securities that make up the target portfolio. If a company that is in the target portfolio does not have an ADR available on a U.S. exchange or if, in the Manager's opinion, the Fund is better served, the Manager will invest in ADRs of other companies that the Manager believes best serve the Fund and its investors.

The Fund is not considered an index fund because it will not attempt to precisely track the performance or invest in securities that make up the Dow Jones European Stoxx 50 Index. However, similar to index funds, the Fund will generally remain fully invested and its performance will track the Dow Jones European Stoxx 50 Index to the extent that the Fund is successful in investing in the companies that make up the index. Additionally, the Manager will attempt to minimize portfolio turnover.

Under normal circumstances, it is the Fund's policy to invest 80% of its total assets in ADRs of companies located in Europe. At the Manager's option, the Manager may elect to purchase futures contracts and/or options to attempt to remain fully invested in the markets. This percentage of futures and/or options held in the portfolio will typically not exceed the cash (or cash equivalents) balance of the Fund.

MAIN RISKS

The stock markets go up and down every day. As with any investment whose performance is linked to these markets, the value of your investment in the Fund will fluctuate. If the Fund's value drops during the period in which you hold the Fund, you could lose money.

Because foreign stock markets operate differently than the U.S. markets, the Fund may encounter risks not typically associated with those of U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and procedures as required from U.S. companies; and their stocks may not be as liquid as the stocks of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns of the Fund.

When investing in an international fund such as this Fund, there is always country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.

There is also currency risk which is the chance that returns will be hurt by a rise in the value of one currency against the value of another. Non-U.S.
dollar-denominated securities may experience adverse foreign currency fluctuation which could also lower the value of the Fund's share price.

There is liquidity risk in that the Fund buys ADRs, some of which may have low daily trading volume. In the event the Fund was forced to liquidate its holdings of a security with limited trading volume, it is likely that the Fund would be forced to sell the security at a price lower than what it might otherwise receive.

OTHER RISKS OF THE FUND

Under normal circumstances the Fund may follow a number of investment policies to achieve its objective. The Fund may invest in futures contracts and options. Losses (or gains) involving futures and options can sometimes be substantial, in part because a relatively small price movement in a futures contract or an option may result in an immediate and substantial loss (or gain) for the Fund. In an effort to minimize this risk, the Fund usually will not use futures or options for speculative purposes or as leverage. It is the Fund's policy to hold cash deposits equal to or greater than the total market value of any futures and/or options position. The value of all futures contracts and/or options in which the Fund acquires an interest will not exceed 20% of current total assets.

IS THE FUND RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. The Fund may be a suitable investment for you if you wish to add an international stock fund to your existing holdings, which could include other stock, bond and money market investments. You should be willing to accept the additional risks associated with international investments. If you are seeking growth of capital and income over the long-term (at least five years) this Fund may be an attractive investment for you.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

   2001    2002

 -19.62%  -20.55%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 18.61% (Q2, 2003)    Worst Quarter: -15.28% (Q1, 2001)
Year to date performance as of 11/30/03: 24.66%
Date of inception: 1/18/00

Average Annual returns as of 12/31/02
                                                            Since
European Growth & Income Fund                   1 year    Inception
-----------------------------                   ------    ---------
Return Before Taxes                            -20.55%      -16.97%
Return After Taxes on Distributions            -21.02%      -17.35%
Return After Taxes on Distributions and
Sale of Fund Shares                            -12.39%      -13.18%
--------------------------------------------------------------------------------
Dow Jones Stoxx 50 Index                       -21.45%      -18.00%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class K Shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.85%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            1.39%
                                                            ------
         Total annual operating expenses                     2.49%
   Expense reimbursement                                    (1.04)%
   NET ANNUAL FUND OPERATING EXPENSE**                       1.45%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 1.45%. This limitation is guaranteed through 12/31/04.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $148           $676           $1,232         $2,748

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                                      January 18,
                                                          Year Ended     Year Ended     Year Ended      2000* to
                                                          August 31,     August 31,     August 31,     August 31,
European Growth & Income Fund                                2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     5.80     $     7.13     $     9.59     $    10.00
                                                          -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.11           0.10           0.08           0.09
   Net loss on securities (both
    realized and unrealized)                                    0.35          (1.34)         (2.46)         (0.45)
                                                          -------------------------------------------------------
      Total from Investment Operations                          0.46          (1.24)         (2.38)         (0.36)
                                                          -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.08)         (0.09)         (0.08)         (0.05)
   Distributions from capital gains                               --             --             --             --
                                                          -------------------------------------------------------
      Total distributions                                      (0.08)         (0.09)         (0.08)         (0.05)
                                                          -------------------------------------------------------
Net asset value, end of period                            $     6.18     $     5.80     $     7.13     $     9.59
                                                          =======================================================

Total Return                                                   8.17%       (17.50)%       (24.87)%        (3.59)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                  $    3,364     $    2,357     $    2,106     $    1,505
   Ratio of expenses to average net assets:
      Before expense reimbursements                            1.99%          1.99%          2.17%          3.99%**
      After expense reimbursements                             0.95%          0.95%          0.95%          0.95%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                            0.83%          0.30%        (0.18)%        (1.53)%**
      After expense reimbursements                             1.87%          1.34%          1.04%          1.51%**
   Portfolio Turnover                                          0.00%          9.70%         19.75%        114.30%

--------------------

* Commencement of operations.
** Annualized.

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
Ticker Symbol: CAUKX
--------------------------------------------------------------------------------

GOAL

The U.S. Government Securities Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily Government National Mortgage Association Certificates ("GNMA").

STRATEGY

The Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities.

WHAT IS THE MANAGER'S APPROACH?

The Manager will select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. Generally, the Manager will select a balance between treasury bonds and GNMA securities in an attempt to maximize the overall performance of the Fund. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important part of return over time, the total return for a bond fund includes both income and price losses and gains. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government and its agencies or instrumentalities, but as a general rule the percentage is much higher.

MAIN RISKS

The Fund is subject to several risks, any of which could cause the fund to lose money. These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates. This is the primary risk of this Fund.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

Prepayment risk is similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Manager risk, which is the chance that poor security selection will cause the Fund to underperform other mutual funds with similar investment objectives. The Fund invests in intermediate and long-term fixed income securities. During periods where alternative investments such as stocks and money market instru-ments out perform bonds, we expect the performance of the Fund to underperform other mutual funds that invest in these alternative categories.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. If you are looking for a conservative income fund, this Fund may be right for you. You should be comfortable with the changing values of the bond market and the risk that your investment could decline in value. Your investment time frame should be long-term in nature. This Fund is better used as a passive investment, meaning that you should not try to use the Fund to time movements in the overall market.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

 1993    1994    1995    1996    1997    1998    1999    2000    2001   2002

15.79%  -6.99%  23.35%  -0.48%   9.33%  12.08%  -4.94%  12.96%   4.63%  8.97%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 7.17% (Q3, 1998)     Worst Quarter: -5.89% (Q1, 1996)
Year to date performance as of 11/30/03: 1.04%
Date of inception: 12/4/85

Average annual returns as of 12/31/02

US Government Securities Fund                    1 year      5 years    10 years
-----------------------------                    ------      -------    --------
Return Before Taxes                               8.97%        6.53%       7.09%
Return After Taxes on Distributions               6.67%        4.10%       4.48%
Return After Taxes on Distributions and
Sale of Fund Shares                               5.36%        4.06%       4.42%
--------------------------------------------------------------------------------
Lehman Brothers Treasury Index                   11.44%        7.69%       7.40%
Lehman Brothers GNMA Treasury Index               8.68%        7.33%       7.01%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------
SHAREHOLDER FEES
   Sales and redemption charges*                             1.00%
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.46%
                                                            ------
         Total annual operating expenses                     1.21%
   Expense reimbursement                                    (0.06)%
   NET ANNUAL FUND OPERATING EXPENSE**                       1.15%

* The 1% redemption fee applies to shares redeemed within one month of purchase by selling or by exchanging into another Fund. This fee is withheld from redemption proceeds and retained by the Fund. Shares held for one month or more are not subject to the 1% redemption fee. This fee only applies to shares purchased on or after January 31, 2004.

** The Manager has agreed to limit the Fund's expenses at 1.15%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year         3 years        5 years        10 years
           $117           $378           $659           $1,461

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                   Year Ended August 31,
U.S. Government Securities Fund                              2003           2002           2001           2000           1999
                                                          ----------------------------------------------------------------------
Net asset value, beginning of year                        $    10.73     $    10.77     $    10.33     $    10.24     $    11.30
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.35           0.50           0.58           0.58           0.56
   Net gain (loss) on securities (both
    realized and unrealized)                                   (0.08)          0.19           0.42           0.14          (0.80)
                                                          ----------------------------------------------------------------------
      Total from Investment Operations                          0.27           0.69           1.00           0.72          (0.24)
                                                          ----------------------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.44)         (0.59)         (0.56)         (0.58)         (0.56)
   Distributions from capital gains                               --          (0.14)            --          (0.05)         (0.26)
                                                          ----------------------------------------------------------------------
      Total distributions                                      (0.44)         (0.73)         (0.56)         (0.63)         (0.82)
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    10.56     $    10.73     $    10.77     $    10.33     $    10.24
                                                          ======================================================================

Total Return                                                   2.52%          6.65%          9.94%          7.35%         (2.42)%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                    $   31,585     $   33,275     $   27,265     $   24,476     $   30,950
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.71%          0.71%          0.71%          0.72%          0.66%
      After expense reimbursements                             0.65%          0.65%          0.65%          0.65%          0.65%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            3.22%          4.59%          5.32%          5.82%          5.11%
      After expense reimbursements                             3.28%          4.65%          5.38%          5.89%          5.12%
   Portfolio Turnover                                         39.29%        150.35%        209.58%        184.60%        139.00%

--------------------

--------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT BOND FUND
Ticker symbol:  STUKX
--------------------------------------------------------------------------------

GOALS

The Short-Term U.S. Government Bond Fund seeks liquidity, safety from credit risk, preservation of investors principal and has a high level of income as is consistent with these objectives by investing in mainly U.S. Government Securities.

STRATEGY

The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the U.S. Federal Government. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Federal Government. The Fund intends to maintain a dollar weighted average maturity between 0 and 3 years in an effort to reduce share price volatility.

The Fund's Manager intends to select securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The Manager's investments will typically consist of full faith and credit obligations of the U.S. Federal Government and its agencies or instrumentalities, as well as other securities which the Manager believes will enhance the Fund's total return. The Manager will invest at least 80% of the Fund's assets in U.S. government notes and bonds. The Manager considers a number of factors, including general market and economic conditions, to balance the portfolio. While income is the most important part of return over time, the total return from a bond or note includes both income and price gains or losses. The Fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

MAIN RISKS

This Fund tends to be very conservative in nature. However, it is subject to several risks, any of which could cause the Fund to lose money. These include:

Interest rate risk, which is the chance that bond prices overall will decline over short and long-term periods due to rising interest rates.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund. Income risk is generally moderate for short and intermediate-term bonds.

Call risk, which is the chance that during declining interest rates, the bond issuer will call or prepay a high-yielding bond before the bonds maturity date. This would force the Fund to purchase lower yielding bonds which would reduce the income generated from the portfolio and could potentially result in capital gains paid out by the Fund.

Manager risk, which is the chance that the Manager's security selection strategy may cause the Fund to underperform other mutual funds with similar investment objectives.

IS THE FUND RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. The Fund may be suitable for you if you have a short to intermediate-term investment horizon and want to earn dividend income from your investment. The Fund may be appropriate for investors in regular accounts and retirement accounts who want to avoid credit risk but are comfortable with some volatility of the Fund's share price.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

2001     2002

6.36%    2.99%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 2.79% (Q3, 2001)     Worst Quarter: 0.21% (Q4, 2001)
Year to date performance as of 11/30/03:  0.70%
Date of inception: 1/18/00

Average Annual returns as of 12/31/02
                                                            Since
Short-Term U.S. Government Bond Fund            1 year    Inception
------------------------------------            ------    ---------
Return Before Taxes                              2.99%        5.57%
Return After Taxes on Distributions              2.00%        3.61%
Return After Taxes on Distributions and
Sale of Fund Shares                              1.80%        3.50%
--------------------------------------------------------------------------------
Lehman 1-3 yr. Treasury Index                    5.85%        7.54%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges                              none
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.55%
                                                            ------
         Total annual operating expenses                     1.30%
   Expense reimbursement                                    (0.30)%
   NET ANNUAL FUND OPERATING EXPENSE*                        1.00%

* The Manager has agreed to limit the Fund's expenses at 1.00%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 year          3 years        5 years        10 years
          $102            $382           $684           $1,541

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                                      January 18,
                                                          Year Ended     Year Ended     Year Ended      2000* to
                                                          August 31,     August 31,     August 31,     August 31,
Short-Term U.S. Government Bond Fund                         2003           2002           2001           2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    10.17     $    10.24     $    10.05     $    10.00
                                                          -------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                        0.18           0.30           0.53           0.36
   Net gain on securities (both
    realized and unrealized)                                   (0.06)          0.09           0.21           0.05
                                                          -------------------------------------------------------
      Total from Investment Operations                          0.12           0.39           0.74           0.41
                                                          -------------------------------------------------------
   LESS DISTRIBUTIONS
   Dividends from net investment income                        (0.18)         (0.30)         (0.55)         (0.36)
   Distributions from capital gains                               --          (0.16)         (0.00)            --
                                                          -------------------------------------------------------
      Total distributions                                      (0.18)         (0.46)         (0.55)         (0.36)
                                                          -------------------------------------------------------
Net asset value, end of period                            $    10.11     $    10.17     $    10.24     $    10.05
                                                          =======================================================

Total Return                                                   1.17%          3.90%          7.58%          4.15%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of period ( in 000's)                  $   21,500     $   10,942     $   11,623     $    5,432
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.80%          0.82%          0.86%          1.26%**
      After expense reimbursements                             0.49%          0.43%          0.30%          0.09%**
   Ratio of net investment income to average net assets
      Before expense reimbursements                            1.35%          2.57%          4.63%          5.02%**
      After expense reimbursements                             1.66%          2.96%          5.19%          6.19%**
   Portfolio Turnover                                         74.45%        119.61%         64.56%             --

--------------------

*    Commencement of operations.
**   Annualized.

--------------------------------------------------------------------------------
THE UNITED STATES TREASURY TRUST
Ticker Symbol: UTKXX
--------------------------------------------------------------------------------

GOALS

The United States Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund will invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

STRATEGY

The Fund primarily invests its assets in high-quality, short-term Treasury bills whose interest is guaranteed by the full faith and credit of the United States government. The Fund generally buys only securities that mature in 13 months or less. The Fund's weighted average maturity will generally be less than 90 days. Under normal circumstances, it is the Fund's policy to invest at least 80% of its total assets in securities issued by the U.S. government, but as a general rule the percentage is much higher.

WHAT IS THE MANAGER'S APPROACH?

The Manager selects securities that it believes will attain the highest possible yield and maintain the $1.00 share price. Under normal circumstances, it is the Fund's policy to invest at least 80% of its assets in securities issued by the U.S. government, but as a general rule the percentage is much higher.

MAIN RISKS

The Fund is subject to some risks which could cause the Fund to lose money. It is important to remember that this Fund is not a FDIC-insured money market account. The risks include:

Interest rate risk, which is the chance that short-term security prices overall will decline due to rising interest rates. In an extreme case, a short-term movement could potentially change the Fund's share price to something other than the $1.00 target.

Income risk, which is the chance that declining interest rates will reduce the amount of income paid by the Fund.

Manager risk, which is the chance that poor security selection will cause the Fund to under perform other mutual funds with similar investment objectives.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that the Manager believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 share price, it is possible to lose money by investing in the Fund.

IS IT RIGHT FOR YOU?

This class is specifically designed for those purchasing shares through third party distributors which may include, but are not limited to, 401(k) plan participants. The Fund may be appropriate for those seeking a cash management account and investors who wish to protect their investment from volatile markets. It may be used in retirement accounts such as 401ks and IRAs. Lastly, the Fund's dividends are generally not subject to state personal income taxes. Thus, investors who pay a high rate of state income taxes may benefit from this feature.

PERFORMANCE

Below are a bar chart and a table showing the variability of the Fund's performance from year to year. The table compares the performance of the Fund with a benchmark index. These figures assume that all distributions are reinvested. After-tax returns are calculated using the historical highest individual federal margin income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. It is important to remember that past performance does not accurately predict future performance.

[BAR CHART]

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

2.81%   3.70%   5.32%   4.91%   4.90%   4.74%   4.29%   5.55%   3.66%  1.29%

The results in the chart shown above are based on the performance of the Direct Share Class. Results for the Class K shares are not available because the Class K Shares began investment operations on October 15, 2003. The returns in the bar chart are for the Direct Share Class that is offered in a separate prospectus. For information about the Direct Share Class, please call the Fund's at (800) 225-8778. Because the shares of the Fund offered in this prospectus are invested in the same portfolio of securities, the annual returns of Class K Shares would differ only to the extent that Class K Shares do not have the same fees or expenses.

Best Quarter: 1.46% (Q4, 2000)     Worst Quarter: 0.15% (Q3, 2003)
Year to date performance as of 11/30/03: 0.62%
Date of inception: 4/26/89

Average Annual returns as of 12/31/02           1 year      5 years     10 Years
-------------------------------------           ------      -------     --------
The United States Treasury Trust                 1.29%        3.90%        4.11%

Seven-day yield as of 11/30/03: 0.62%

FUND FEES & EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
--------------------------------------------------------------------------------

SHAREHOLDER FEES
   Sales and redemption charges                              none
ANNUAL OPERATING EXPENSES
    (expenses that are deducted from Fund assets)
   Management fees                                           0.50%
   Distribution and/or Service (12b-1) Fees                  0.25%
   Other expenses                                            0.45%
                                                            ------
         Total annual operating expenses                     1.20%
   Expense reimbursement                                    (0.26)%
   NET ANNUAL FUND OPERATING EXPENSE*                        0.94%

* The Manager has agreed to limit the Fund's expenses at 0.94%. This limitation is guaranteed through 12/31/04.

--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 year          3 years        5 years        10 years
          $96             $355           $635           $1,432

The financial highlights table is intended to help you understand the Fund's performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for each of the five years in the period ending August 31, 2003 has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. The financial information for the periods indicated relates to another share class of the Fund, which are not subject to any shareholder servicing or Rule 12b-1 fee.

                                                                                   Year Ended August 31,
The United States Treasury Trust                             2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                                          ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                       0.008          0.017          0.047          0.050          0.042
   LESS DISTRIBUTIONS
   Dividends from net investment income                       (0.008)        (0.017)        (0.047)        (0.050)        (0.042)
   Distributions from capital gains                               --          0.000             --             --             --
                                                          ----------------------------------------------------------------------
Net asset value, end of year                              $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                                          ======================================================================

Total Return                                                   0.86%          1.70%          4.87%          5.12%          4.22%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, end of year ( in 000's)                    $   40,635     $   51,013     $   59,760     $   56,464     $   50,517
   Ratio of expenses to average net assets:
      Before expense reimbursements                            0.70%          0.67%          0.65%          0.66%          0.63%
      After expense reimbursements                             0.42%          0.42%          0.40%          0.40%          0.41%
   Ratio of net investment income to average net assets
      Before expense reimbursements                            0.56%          1.45%          4.48%          4.76%          3.92%
      After expense reimbursements                             0.84%          1.70%          4.73%          5.02%          4.14%

--------------------

FUND MANAGEMENT

The portfolio manager for the Funds is CCM Partners, 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. CCM Partners manages $650 million in mutual fund assets and has been managing mutual funds since 1985. CCM Partners is responsible for managing the portfolios and handling the administrative duties of the Funds. As compensation for these services, CCM Partners receives a management fee from each Fund.

Phillip W. McClanahan is the co-portfolio manager for the U.S. Government Securities Fund and The United States Treasury Trust. He joined the firm in 1985 and has over 38 years of investment experience. Mr. McClanahan graduated from the University of Kansas in 1958 and earned his MBA from the University of Pennsylvania, Wharton School of Business in 1966.

Stephen C. Rogers is the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund. He joined CCM Partners in 1993 and serves as Chief Executive Officer of CCM Partners. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Gregory S. Kaplan is the co-portfolio manager for the California Tax-Free Income Fund, the California Insured Intermediate Fund, the California Tax-Free Money Market Fund, the U.S. Government Securities Fund, the Short-Term U.S. Government Bond Fund, and The United States Treasury Trust. Mr. Kaplan joined the firm in November 2003. Prior to joining the firm he gained investment and trading experience at Robertson Stephens Asset Management (FleetBoston Financial) and Mentor Investment Group (a predecessor to Wachovia Bank). Mr. Kaplan graduated with a degree in Finance from Rutgers University in 1989 and earned his MBA at Virginia Tech in 1992. He also holds the Chartered Financial Analyst (CFA) designation.

When referring to Bond Funds, we are discussing the U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund. The Money Market Fund refers to The United States Treasury Trust. Our Stock Funds include the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, European Growth & Income Fund, Nasdaq-100 Index Fund and the Equity Income Fund.

ADDITIONAL INVESTMENT RELATED RISKS

PORTFOLIO TURNOVER

Except for the Money Market Fund, the Funds generally intend to purchase securities for long-term investments rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the Manager needs to raise cash or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund's annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high. The U.S. Government Securities Fund and the Short-Term U.S. Government Bond Fund had turnover in excess of 100% during their last fiscal year.

OPENING AN ACCOUNT

Class K shares of the Funds may be purchased through the Funds' distributor or through selected brokerage firms and retirement plans. The following information is specific to buying directly from the Funds' distributor. If you invest through a brokerage firm or a retirement plan, different requirements may apply. You should contact them directly for information regarding how to invest or redeem Class K shares through them.

You'll find all the necessary application materials included in the packet accompanying this Prospectus or you may download an investment kit by accessing our website at www.citfunds.com. Additional paperwork may be required for corporations, associations, and certain other fiduciaries. The minimum initial investments and subsequent investments for each Fund are listed below.

                          Minimum      Minimum                  *IRA
                          Initial     Subsequent      IRA      Minimum
                         Investment   Investment    Minimum    with AIP

Bond Funds                 $10,000       $250        $3,000      $500
Money Market Funds         $10,000       $250        $3,000      $500
Stock Funds                $10,000       $250        $3,000      $500

The Fund's distributor, brokerage firm or a retirement plan may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept third party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, or our yields and net asset values, please call us, toll-free at (800) 225-8778. If you have any questions about our investment policies and objectives, please call us at (415) 398-2727 or (800) 225-8778.

* You may open an IRA account with a minimum initial deposit of $500 if you participate in our Automatic Investment Plan (AIP). A minimum monthly contribution of $250 is required through AIP. For additional information on our AIP program, please turn to page 46.

BUYING AND SELLING SHARES

If you need an account application call us at (800) 225-8778 or down load an investment kit from our website at www.citfunds.com. Keep in mind the following important policies:

o    A Fund may take up to 7 days to pay redemption proceeds.

o A 1% redemption fee applies to shares redeemed or exchanged within one month of purchase on or after January 31, 2004. See "Fee Imposed on Certain Redemptions of Shares" below for more information.

o If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days from date of purchase.

o Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.

o You must obtain and read the prospectus for the Fund you are buying prior to making the exchange.

o If you have not selected the convenient exchange privileges on your original account application, you must provide a signature guarantee letter of instruction to the Fund, directing any changes in your account.

o The Manager may refuse any purchase or exchange purchase transaction for any reason.

FEE IMPOSED ON CERTAIN REDEMPTIONS OF SHARES

In order to discourage short-term trading (such as market timing or time zone arbitrage) of fund shares, some Funds impose a redemption fee on shares purchased after January 31, 2004 and held less than one month. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The fee generally applies to redemption sales and exchanges between Funds. The fee is retained by the relevant Fund for the benefit of its shareholders.

The "first in, first out" (FIFO) method is used to determine the holding period. This means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption Fees will not be charged in the following circumstances:

o    shares acquired by reinvestment of dividends or distributions from a Fund,

o shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or purchased through certain intermediaries,

HOW TO BUY SHARES

INITIAL PURCHASE

Make your check payable to the name of Fund in which you are investing and mail it with the application to the agent of the Funds, U.S. Bancorp Fund Services, LLC, at the address indicated below. Please note the minimum initial investments previously listed.

     U.S. Bancorp Fund Services, LLC
     PO Box 701
     Milwaukee, WI 53201-0701

You many also forward the account application to the Funds' offices, which will in turn forward the check on your behalf to the Funds' agent. Please note that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds' offices. The Funds' offices are located at the following address:

     California Investment Trust Fund Group
     44 Montgomery Street, Suite 2100
     San Francisco, CA 94104

PURCHASING BY EXCHANGE

You may purchase Class K shares in a Fund by exchanging Class K shares from an account in one of our other Funds. Such exchanges must meet the minimum amounts required for initial or subsequent investments and may be assessed a redemption fee as described on page 42. When opening an account by exchanging shares, your new account must be established with the same registration as your other California Investment Trust Fund Group account and an exchange authorization must be in effect. If you have an existing account with us, call (800) 225-8778 during normal business hours (8 am to 5 pm, Pacific Time) to exchange shares.

You may also exchange shares by accessing our website at www.citfunds.com. You must complete the on-line access agreement in order to access your account on-line.

Each exchange actually represents the sale of shares of one Fund and the purchase of shares in another, which may produce a gain or loss for tax purposes. We will confirm each exchange transaction with you by mail.

All transactions are processed at the share price next calculated after receiving the instructions in good form, normally at 4:00 p.m. Eastern Time or 1:00 pm Pacific Time.

                              --------------------------------------------
WIRE INSTRUCTIONS:            U.S. Bank, NA
  Provide your bank or        ABA # 075000022
  broker with these           For: U.S. Bancorp Fund Services, LLC
  instructions                Account # 112-952-137

                              For further credit to:
                              Name of Fund:         (name of fund here)
                              Account Registration: (name on account here)
                              Account Number:       (account number here)
                              --------------------------------------------

In order to make your order effective, we must have your order in good form. Accordingly, your purchase will be processed at the net asset value next calculated after your order has been received by the Funds' agent. You will begin to earn dividends as of the first business day following the day of your purchase.

All your purchases must be made in U.S. dollars and checks must be drawn on banks located in the U.S. We reserve the right to limit the number of investment checks processed at one time. If the check does not clear, we will cancel your purchase, and you will be liable for any losses and fees incurred.

When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days from date of purchase). Payments by check or other negotiable bank deposit will normally be effective within two business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. Wiring your money to us will generally reduce the time you must wait before redeeming or exchanging shares. You can wire federal funds from your bank or broker, which may charge you a fee.

You may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to U.S. Bancorp Fund Services, LLC, the Funds' agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker's agreed upon procedures with the Funds. Your broker can advise you of specific details.

If you wish, you may also deliver your investment checks (and application, for new accounts) to the Funds' office. Your order will be forwarded promptly to the Funds' agent for processing. You will receive the share price next determined after your check has been received by U.S. Bancorp Fund Services, LLC. Checks delivered to the Funds' office will be over-nighted to the Funds' agent, so in most cases, the shares will be purchased on the following business day.

The Funds do not consider the U.S. Postal Service or other independent delivery service to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by U.S. Bancorp Fund Services, LLC or the Funds.

PURCHASING ADDITIONAL SHARES

Make your check payable to the name of the Fund in which you are investing, write your account number on the check, and mail your check with your confirmation stub to the address printed on your account statement. There is a $250 minimum for subsequent investments.

After setting up your on-line account, you may obtain a history of transactions for your account(s) by accessing our website at www.citfunds.com.

AUTOMATIC INVESTMENT PLAN

Using the Funds' Automatic Investment Plan (AIP), you may arrange to make additional purchases (minimum $250) automatically by electronic funds transfer
(EFT) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten-day's written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may obtain more information concerning this program, including the application form, from the Funds.

The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss.

We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part.

HOW FUND SHARES ARE PRICED

The  Funds are open for  business  every  day that the New York  Stock  Exchange
(NYSE) is open with the following expected exceptions: Bond and Money Market Funds are closed on Columbus Day (observed) and Veterans Day (observed). The net asset value of each Fund is computed by adding all of its portfolio holdings and other assets, deducting its liabilities, and then dividing the result by the number of shares outstanding for that Fund. Our Shareholder Servicing Agent calculates this value at market close, normally 4:00 p.m. Eastern time or 1:00 p.m. Pacific time, on each day that the markets are open. However, the Funds may, but do not expect to, determine the net asset value on any day the NYSE is closed for trading. Occasionally, the Manager, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value" when the market valuation of such security could not be obtained from third-party pricing services.

The number of shares your money buys is determined by the share price of the Fund on the day your transaction is processed. Orders that are received in good form by U.S. Bancorp Fund Services, LLC are executed at the net asset value next calculated.

The Funds' net asset value will not be calculated, nor transactions processed, on certain holidays observed by national banks and/or the NYSE.

The share prices of the Funds, (except the Money Market Fund) will vary over time as interest rates and the value of their securities vary. Portfolio securities of the Stock Funds that are listed on a national exchange are valued at the last reported sale price. Futures contracts are valued at their final settlement price as determined by the Chicago Mercantile Exchange. U.S. Treasury Bills are valued at amortized cost, which approximates market value. Portfolio securities of the U.S. Government Bond Funds are valued by an independent pricing service that uses market quotations representing the latest available mean between the bid and ask price, prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Occasionally, the manager, subject to the supervision of the Funds' Board of Trustees or Pricing Committee, will make a good faith estimate of the security's "fair value" when the market valuation of such security could not be obtained from third-party pricing services.

Securities with remaining maturities of 60 days or less are valued using the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the respective Boards of Trustees.

The share price of the Funds are reported by the National Association of Securities Dealers, Inc. in the mutual funds section of most newspapers after the heading "California Trust".

PERFORMANCE INFORMATION

All performance information published in advertisements, sales literature and communications to investors, including various expressions of current yield, effective yield, tax equivalent yield, total return and distribution rate, is calculated and presented in accordance with the rules prescribed by the Securities and Exchange Commission. In each case, performance information will be based on past performance and will reflect all recurring charges against Fund income. Performance information is based on historical data and does not indicate the future performance of any Fund.

HOW TO SELL SHARES

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated after we have received your redemption request in good form, a redemption fee may be assessed, as described on page 43. Remember that we may hold redemption proceeds until we are satisfied that we have collected the funds which were deposited by check. To avoid these possible delays, which could be up to 15 days from date of purchase, you should consider making your investment by wire, following the instructions on page 44.

BY MAIL

If you have not elected telephone redemption or transfer privileges, you must send a "signature-guaranteed letter of instruction" specifying the name of the Fund, the number of shares to be sold, your name, and your account number to the Funds' offices. If you have additional questions, please contact us at (800) 225-8778.

The Custodian requires that signature(s) be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders and their accounts.

BY CHECK

With check writing, our most convenient redemption procedure, your investment will continue to earn income until the check clears your account. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service and you may write an unlimited number of checks.

You should not attempt to close your account by check, since you cannot be sure of the number of shares and value of your account. You must use the phone, on-line or mail redemption feature to close your account. The check writing feature is not available for any of our Stock Funds. Please note that a $25.00 fee will be charged to your account for any returned check.

BY EXCHANGE

You must meet the minimum investment requirement of the Fund into which you are exchanging shares. You can only exchange between accounts with identical registration. Same day exchanges are accepted until market close, normally 4:00 p.m., Eastern time (1:00 p.m., Pacific time).

BY WIRE

You must have applied for the wire feature on your account. We will notify you when this feature is active and you may then make wire redemptions by calling us before 4:00 p.m. Eastern time (1:00 p.m., Pacific time). This means your money will be wired to your bank the next business day. There is a charge for each wire (currently $15.00).

BY ELECTRONIC FUNDS TRANSFER

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

ONLINE

You can sell shares in a regular account by accessing our website at www.citfunds.com. You may not buy or sell shares in a retirement account using our on-line feature.

BY TELEPHONE

You must have this feature set up in advance on your account.  Call the Funds at
(800) 225-8778. Give the name of the Fund in which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification number and the number of shares or dollar amount that you wish to redeem. Telecommunications Device for the Deaf (TDD) services for hearing impaired shareholders are available for telephone redemptions by calling
(800) 864-3416.

Unless you submit an account application that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account application, to authorize and direct the Funds to accept and act upon telephone, on-line, telex, fax, or telegraph instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions, such as requiring a seller to give a special authorization number. Provided these procedures are followed, you further agree that neither the Funds nor the Funds' agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account.

You should realize that by electing the telephone exchange or the on-line access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be tape recorded.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 225-8778.

OTHER REDEMPTION POLICIES

Retirement Plan shareholders should complete a Rollover-Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes.

Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but no later than within seven days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission to merit such action, we may suspend redemption or postpone payment dates. If you want to keep your account(s) open, please be sure that the value of your account does not fall below $5,000 ($1,000 in the case of Stock Funds) because of redemptions. The manager may elect to close an account and mail you the proceeds to the address of record. We will give you 30 days' written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $5,000 minimum ($1,000 in the case of the Stock Funds). If you close your account, any accrued dividends will be paid as part of your redemption proceeds.

The share prices of the Funds will fluctuate and you may receive more or less than your original investment when you redeem your shares.

The Funds and the Manager reserve certain rights, including the following:

o To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
o    To modify or terminate the exchange privilege on 60 day's written notice.
o    To refuse any purchase or exchange purchase order.
o    To change or waive a Fund's minimums.
o To suspend the right to sell shares back to the Fund, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
o    To withdraw or suspend any part of the offering made by this Prospectus.
o To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

OTHER POLICIES

SHARE MARKETING PLAN (RULE 12B-1 PLAN)

Each Fund has adopted a Rule 12b-1 Plan for its Class K shares. Under the Rule 12b-1 Plan, each Fund will pay distribution fees to the Distributor at an annual rate of 0.25% of each Fund's aggregate average daily net assets attributable to its Class K shares to reimburse the Fund's distributor for its distribution costs with respect to such class. Because the Rule 12b-1 fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the Rule 12b-1 fees may also be used to pay brokers and other financial intermediaries for providing distribution services. Another class of the Funds, without the Rule 12b-1 fees, is available under a separate prospectus and may be purchased directly from the Funds. A prospectus for these shares may be obtained by calling the Funds at (800) 225-8778.

SHAREHOLDER SERVICING PLAN

Each Fund has adopted a Shareholder Servicing Plan, under which the Fund pays CCM Partners or its distributor a shareholder servicing fee at an annual rate of up to 0.25% of the Fund's average daily net assets. The fee is intended to reimburse the recipient for providing or arranging for services to shareholders. The fee may also be used to pay certain brokers, transfer agents and other financial intermediaries for providing shareholder services.

TAX-SAVING RETIREMENT PLANS

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes:

SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): Open to corporations, self-employed people and partnerships, to benefit themselves and their employees.

403(b) Plans. Open to eligible employees of certain states and non-profit organizations.

We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

CASH DISTRIBUTIONS

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. Electronic Funds Transfer (EFT) is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks, we will void such checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

STATEMENTS AND REPORTS

Shareholders of the Funds will receive statements at least quarterly and after every transaction that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited.

The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations.

We pay for regular reporting services, but not for special services, such as a request for an historical transcript of an account. You may be required to pay a separate fee for these special services. After setting up your on-line account, you may also obtain a transaction history for your account (s) by accessing our web site at www.citfunds.com.

CONSOLIDATED MAILINGS & HOUSEHOLDING

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders, unless shareholders specifically request otherwise. These statements include a summary of all Funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one prospectus, Annual Report and Semi-Annual Report to each home for all household investors. The Funds will use this practice for all future mailings. If you would like extra copies of these reports, please download a copy from www.citfunds.com or call the Funds at (800) 225-8778.

DIVIDENDS & TAXES

Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds.

As a shareholder, you are entitled to your share of the dividends your Fund earns. The Stock Funds distribute substantially all their dividends quarterly. Shareholders of record on the second to last business day of the quarter will receive the dividends.

The Bond Funds and the Money Market Fund distribute substantially all their dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends.

Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. The Money Market Fund does not expect to pay any capital gains. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year.

After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the new account application, you will be required to supply the relevant Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or

PRIVACY STATEMENT

When you become an investor with California Investment Trust Fund Group, you entrust us not only with your hard-earned assets but also with your non-public personal and financial information ("shareholder information"). We consider your shareholder information to be private and confidential, and we hold ourselves to the highest standards of trust and fiduciary duty in their safekeeping and use.

OUR PRIVACY PRINCIPLES:

o    We do not sell shareholder information.
o We do not provide shareholder information to persons or organizations outside the California Investment Trust Fund Group who are doing business on our behalf (e.g., non-affiliated third parties), for their own marketing purposes.
o We afford prospective and former shareholders the same protections as existing shareholders with respect to the use of shareholder information.

INFORMATION WE MAY COLLECT:

We collect and use information we believe is necessary to administer our business, to advise you about our products and services, and to provide you with customer service. We may collect and maintain several types of shareholder information needed for these purposes, such as those below:

o From you, (application and enrollment forms, transfer forms, distribution forms, checks, correspondence, or conversation), such as your address, telephone number, and social security number.
o From your transactions with our transfer agent, such as your transaction history, and account balance.
o    From electronic sources, such as our website or e-mails.

HOW WE USE INFORMATION ABOUT YOU:

The California Investment Trust Fund Group will only use information about you and your California Investment Trust accounts to help us better serve your investment needs or to suggest California Investment Trust Fund Group services or educational materials that may be of interest to you.

INFORMATION DISCLOSURE:

We do not disclose any non-public personal information about our shareholders or former shareholders to non-affiliated third parties without the shareholder's authorization. However, we may disclose shareholder information to persons or organizations inside or outside our family of funds, as permitted or required by law. For example, we will provide the information, as described above, to our transfer agent to process your requests or authorized transactions.

HOW WE PROTECT YOUR INFORMATION:

We restrict access to your shareholder information to authorized persons who have a need for these records in order to provide products or services to you. We also maintain physical, electronic, and procedural safeguards to guard shareholder information. To further protect your privacy, our website uses the highest levels of Internet security, including data encryption, Secure Sockets Layer protocol, user names and passwords, and other tools. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet.

For shareholders with Internet access, California Investment Trust Fund Group recommends that you do not provide your user name or password for any reason to anyone.

In the event that you hold shares of one or more Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of that financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

TO LEARN MORE

This prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

ANNUAL AND SEMI-ANNUAL REPORTS

These are automatically mailed to all shareholders without charge. In the Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

This includes more details about the Funds, including a detailed discussion of the risks associated with the various investments. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

You may obtain a copy of these  documents free of charge by calling the Funds at
(800) 225-8778, emailing the Funds at info@citfunds.com or by contacting the SEC at the address noted below or via e-mail at publicinfo@sec.gov. The SEC may charge you a duplication fee. You can also review these documents in person at the SEC's Public Reference Room, or by visiting the SEC's Internet Site at www.sec.gov.

     CALIFORNIA INVESTMENT TRUST
     44 MONTGOMERY STREET, SUITE 2100
     SAN FRANCISCO, CA 94104
     (800) 225-8778
     www.citfunds.com

     Securities and Exchange Commission
     Washington,  DC 20549-0102
     (202) 942-8090 (Public Reference Section)
     www.sec.gov
     SEC File Number    811-4418

                                             Rule 497(e)
                                             File Numbers 033-00500 and 811-4418

CALIFORNIA INVESTMENT TRUST FUND GROUP
44 Montgomery Street, Suite 2100
San Francisco, California 94104
(800) 225-8778

Statement of Additional Information - January 1, 2004

     The California Investment Trust Fund Group presently consists of the following twelve separate series which are part of California Investment Trust and California Investment Trust II (collectively the "Trusts"): California Tax-Free Income Fund (the "Income Fund"), California Insured Intermediate Fund (the "Insured Fund"), California Tax-Free Money Market Fund (the "Money Fund"), U.S. Government Securities Fund (the "Government Fund"), The United States Treasury Trust (the "Treasury Trust"), the S&P 500 Index Fund (the "500 Fund"), the S&P MidCap Index Fund (the "MidCap Fund"), the S&P SmallCap Index Fund (the "SmallCap Fund"), the Equity Income Fund, the European Growth & Income Fund (the "European Fund"), the Nasdaq-100 Index Fund (the "Nasdaq-100 Fund"), and the Short-Term U.S. Government Bond Fund (the "Short-Term Government Fund") (each a "Fund" and collectively, the "Funds").

     This Statement of Additional Information relates to the direct share class of the Funds.

     The combined Prospectus for the Funds dated January 1, 2004, as may be amended from time to time, provides the basic information you should know before investing in a Fund, and may be obtained without charge from the Funds at the above address. This Statement of Additional Information is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trusts and each Fund, and should be read in conjunction with the Prospectus.

     The Income Fund and the Insured Fund both seek as high a level of income exempt from regular federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund invests in intermediate and long-term municipal bonds. The Insured Fund invests primarily in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest.

     The Money Fund seeks capital preservation, liquidity, and the highest achievable current income, exempt from regular federal and California personal income taxes consistent with safety. This Fund invests in short-term securities and attempts to maintain a constant net asset value of $1.00 per share.

     The Government Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates.

     The Treasury Trust seeks capital preservation, safety, liquidity, and consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund intends to invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

     The 500 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's (S&P) 500 Composite Stock Price Index (the "S&P 500").

     The MidCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index (the "MidCap Index").

     The SmallCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").

     The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income. Generally, the Equity Income Fund will be managed so that the average income yield of the common stocks held by the Fund will be about 50% greater than the yield of the S&P 500. Because of these strategies, the Fund is expected to have less price volatility than the S&P 500.

     The Nasdaq-100 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of the largest non-financial, publicly traded, companies as measured by The Nasdaq-100 Index(R).

     The European Fund is a diversified mutual fund that seeks long-term capital appreciation and income by investing in large-sized European companies.

     The  Short-Term  Government  Fund  seeks to  maximize  current  income  and preserve investor's principal. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the United States Government. Additionally, CCM Partners (the "Manager") may invest in higher yielding securities which are not backed by the full faith and credit of the United States Government.

CONTENTS                                                                    Page

About the California Investment Trust Fund Group .....................      B-3
Investment Objectives and Policies of the Tax-Free Funds .............      B-3
Investment Objectives and Policies of the Government
   Fund, the Short-Term Government Fund and the Treasury Trust .......      B-4
Investment Objectives and Policies of the Stock Funds ................      B-6
Description of Investment Securities and
   Portfolio Techniques ..............................................      B-6
Investment Restrictions ..............................................      B-18
Trustees and Officers ................................................      B-20
Investment Management and Other Services .............................      B-22
The Trusts' Policies Regarding Broker-Dealers
  Used for Portfolio Transactions ....................................      B-26
Additional Information Regarding Purchases and
  Redemptions of Fund Shares .........................................      B-28
Taxation .............................................................      B-30
Miscellaneous Information ............................................      B-33
Financial Statements .................................................      B-36
Appendix .............................................................      B-36

ABOUT THE CALIFORNIA INVESTMENT TRUST FUND GROUP

     The California Investment Trust Fund Group currently consists of two diversified, open-end management investment companies: California Investment Trust ("CIT") and California Investment Trust II ("CIT II"). Each Trust issues its shares of beneficial interest with no par value in different series, each known as a "Fund." Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares and conversion rights. The Trusts are organized as Massachusetts business trusts. Currently, CIT has three Funds, each of which maintains an entirely separate investment portfolio: the Income Fund, the Money Fund, and the Insured Fund. CIT II currently has nine Funds: the Government Fund, the Treasury Trust, the Short-Term Government Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Equity Income Fund, the European Fund and the Nasdaq-100 Fund. The Income Fund, the Money Fund and the Insured Fund are also referred to herein as the "Tax-Free Funds." The 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund are also referred to herein as the "Index Funds." The Index Funds, combined with the Equity Income Fund and the European Fund are referred to as the "Stock Funds."

     As business trusts, the Trusts are not required, nor do they intend, to hold annual shareholder meetings. However, the Trusts may hold special meetings for a specific Fund or a specific Trust as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

INVESTMENT OBJECTIVES AND POLICIES OF THE TAX-FREE FUNDS

     The following information supplements each Tax-Free Fund's investment objectives and basic policies as set forth in the Prospectus.

     As noted in the Prospectus, each Tax-Free Fund seeks to provide investors with income exempt from federal and from California personal income tax. The Tax-Free Funds generally are as fully invested as practicable in municipal securities. However, because the Tax-Free Funds do not presently intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of Fund shares, or in order to meet anticipated redemption requests, a Fund may hold cash which is not earning income.

     Under California law, a mutual fund, or series thereof, must have at least 50% of its total assets invested in obligations that produce interest that is exempt from California personal income tax if received by an individual (including California state and local obligations, direct obligations of the U.S. Government and obligations of certain U.S. territories and possessions) at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents which will be exempt from California personal income tax. Accordingly, as described in the Funds' Prospectus, under normal market conditions, each Tax-Free Fund attempts to invest at least 80% of the value of its net assets in securities, the interest on which is, in the opinion of legal counsel, exempt from regular federal and from California personal income taxes, and is not a separate tax preference item subject to the federal alternative minimum tax. Thus, it is possible, although not anticipated, that up to 20% of a Tax-Free Fund's assets could be invested in municipal securities from another state and/or in taxable obligations.

     The Income Fund and the Insured Fund both seek as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and safety of capital. The Income Fund seeks to reduce, to the extent possible, the credit risks of its portfolio by investing in California municipal securities having at the time of purchase one of the top four ratings, or if unrated, being of similar quality to one of the top four ratings provided by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's") or Fitch Investors Service, Inc. ("Fitch"). These are considered to be "investment grade" securities, although securities rated BBB, Baa, BBB by S&P, Moody's and Fitch, respectively, in the fourth highest category are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. No more than 20% of the Income Fund's total assets will be invested in securities in the fourth highest category.

     The Insured Fund seeks to reduce the credit risks of its portfolio by investing in California municipal securities that are insured as to the timely payment of principal and interest under an insurance policy obtained by the issuer. The Insured Fund also may invest up to 20% of its total assets in uninsured California municipal securities in one of the top two ratings categories or if unrated of similar quality to securities in one of the top two ratings.

     If the rating on an issue held in either the Income Fund or the Insured Fund's portfolio is downgraded, the Manager will consider such event in its evaluation of the overall investment merits of that security but such consideration will not necessarily result in the automatic sale of the security. When the Income Fund or the Insured Fund invests in securities not rated by S&P, Moody's, or Fitch, it is the responsibility of the Manager to evaluate them and reasonably determine that they are of at least equal quality to securities rated in the four highest categories.

     The Money Fund invests in high-quality securities, whether rated or unrated. Such issues include those rated, at the time of issue, not lower than MIG-2, VMIG-2 or P-2 by Moody's; SP-2 or A-2 by S&P; and/or F-2 by Fitch. If unrated, the security must be determined by the Manager to be of an equivalent quality to those in the two highest short-term credit-quality ratings.
Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity and the price of the security is adjusted so that relative to the stated rate of interest, it will return the quoted rate to the purchaser.

     Subsequent to its purchase by the Income Fund, the Insured Fund or the Money Fund, a municipal security may be assigned a lower rating or cease to be rated. Such an event would not necessarily require the elimination of the issue from the portfolio, but the Manager will consider such an event in determining whether the Income Fund, the Insured Fund or the Money Fund should continue to hold the security in its portfolio. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Income Fund or the Money Fund, the Manager considers, among other things, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the debt securities.

INVESTMENT OBJECTIVES AND POLICIES OF THE GOVERNMENT FUND, THE SHORT-TERM GOVERNMENT FUND, AND THE TREASURY TRUST

     The following information supplements the investment objectives and basic policies of the Government Fund, the Short-Term Government Fund and the Treasury Trust as set forth in the Prospectus.

     The Government Fund seeks to provide liquidity, safety from credit risk and as high a level of income as is consistent with such objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. To achieve its objective, the Fund currently invests primarily in "GNMA Certificates" (popularly called "GNMA's" or "Ginnie Mae's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans on real property.

     A GNMA Certificate differs from a bond in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Government Fund will purchase "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight-pass through" Certificates for which such guarantee is not available. The Government Fund may also purchase "variable rate" GNMA Certificates or any other type which may be issued with GNMA's guarantee. The balance of the Government Fund's assets is invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, notes, and bonds.

     Securities of the type to be included in the Government Fund have historically involved little risk of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Government Fund.

     GNMA Certificates are created by an "issuer," which is a Federal Housing Administration

("FHA") approved lender, such as mortgage bankers, commercial banks and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagees or by result of foreclosure, such principal payments are passed through to the GNMA Certificate holders (such as the Government Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to predict the life of a particular GNMA Certificate.

     Generally, GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA-Veterans Administration mortgage rates for the underlying pool of mortgages, less GNMA and issuer's f Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

     The portion of the payments received by the Government Fund as a holder of the GNMA Certificates which constitutes a return of principal is added to the Government Fund's cash available for investment in additional GNMA Certificates or other U.S. Government guaranteed securities. The interest portion received by the Government Fund is distributed as net investment income to the Fund's shareholders.

     The Government Fund may be exposed to prepayment risk, which is a risk that principal of a GNMA will be unexpectedly returned to the Fund. Under certain market conditions mortgages are more likely to be pre-paid by the borrowers. This is most likely during periods where interest rates are declining below recent market levels. By refinancing a mortgage, a borrower pays off their existing balance and the payment is passed through to the holder of the GNMA. Because of market circumstances, the Fund may be forced to reinvest the returned principal in securities with lower yields. This would ultimately reduce the income available to shareholders and could potentially result in realized capital gains.

     The Manager continually monitors the Government Fund's investments, and changes are made as market conditions warrant.

     The Short-Term Government Fund will typically invest in short and intermediate-term bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Government. The Fund intends to maintain an average maturity between 0 and 3 years in an effort to reduce share price volatility.

     The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing exclusively in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust's net assets will at the time of investment have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund's portfolio will generally be 90 days or less and the Manager will attempt to maintain the net asset value at $1.00 per share.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

     As stated in the Prospectus, the investment objective of the 500 Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 90% of the total market Index as measured by the S&P 1500 Index. As of November 2003, companies included in the Index range from $753 million to $295 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $8.8 billion.

     The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (i.e., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index (the "MidCap Index"). The MidCap Index is a well-known stock market index that includes common stocks of companies representing approximately 7% of the total market index as measured by the S&P 1500 Index. As of November 2003, companies included in the MidCap Index range from $275 million to $11.5 billion in market capitalization. The median market capitalization of the stocks in the MidCap Index is approximately $2.1 billion.

     The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index"). The SmallCap Index is a well-known stock market index that includes common stocks of companies representing approximately 3% of the total market index as measured by the S&P 1500 Index. As of November 2003, companies included in the SmallCap Index range from $41 million to $4.5 billion in market capitalization. The median market capitalization of the stocks in the SmallCap Index is approximately $605 million.

     The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund may consider the potential for price appreciation when consistent with seeking current income.

     The Manager will attempt to manage the Equity Income Fund so that the average dividend yield of the common stocks held by the Equity Income Fund will be about 50% greater that the yield of the S&P 500. Because of these strategies, the Manager expects that the Fund will have less price volatility that the S&P 500.

     The investment objective of the European Fund is to provide long-term capital appreciation and income by investing in large-sized European companies located in Europe. The Fund expects to invest primarily in ADRs that trade on U.S. equity exchanges. The Manager may elect at some future period to invest in non-U.S. dollar denominated securities but does not intend to do so at this time.

     The investment objective of the Nasdaq-100 Fund is to seek to replicate performance of the largest and most actively traded non-financial stocks as measured by The Nasdaq-100 Stock Index. Companies included in the Index range from $1.4 billion to $284 billion in market capitalization as of November 2003. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund's portfolio to track the Index or to reflect occasional changes in the Index's composition.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

Municipal Securities
--------------------

     Discussed below are the major attributes of the various municipal and other securities in which each of the Tax-Free Funds may invest and of the portfolio techniques the Income Fund or the Money Fund may utilize.

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the issuer's taxing power for the payment of principal and interest.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

     Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the Federal National Mortgage Association or the Government National Mortgage Association.

     Project Notes are instruments sold by the Department of Housing and Urban Development but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. Government, and generally are for periods of one year or less.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (397 days or less) promissory notes issued by municipalities to supplement their cash flow.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: general obligation bonds and revenue bonds.

     1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     General obligation bonds are generally paid from a municipality's general fund, so that the credit of the security is determined by the overall credit of the issuer. Economic and political events that negatively impact the
municipality   could  also  affect  the  value  of  the  bonds   issued  by  the
municipality.

     2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     Revenue bonds are generally paid from revenues generated from facilities or projects financed by the bond. Economic and political events which affect the ability to generate revenue could potentially impact the value of a revenue bond.

     Industrial development bonds which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. As a result of 1986 federal tax legislation, industrial revenue bonds may no longer be issued on a tax-exempt basis for certain previously permissible purposes, including sports and pollution control facilities.

     The quality of an industrial development bond is in part based on the corporation's ability to make payments of principal and interest. Unfavorable developments that affect the ability or willingness for the corporation to make the payments could have an impact on the value of the bond.

     There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which the Tax-Free Funds may invest.

Special Considerations Affecting Investment in California Municipal Obligations
-------------------------------------------------------------------------------

     The Money Fund invests a high proportion of its assets in California municipal securities. The Income Fund and the Insured Fund also invest primarily in California municipal securities. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer's ability to raise revenues to meet its financial obligations. The following is not an exhaustive list, constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California that have come to the attention of the Tax-Free Funds and were available before the date of this Statement of Additional Information. The Tax-Free Funds have not independently verified such information.

     As used below, "California Tax-Exempt Securities" include issues secured by a direct payment obligation of the State of California and obligations of other issuers that rely in whole or in part on California revenues to pay their obligations, the interest on which is, in the opinion on bond counsel, exempt from federal income tax and California personal income tax. Property tax revenues and part of the State's General Fund surplus are distributed to counties, cities and their various taxing entities; whether and to what extent a portion of the State's General Fund will be so distributed in the future is unclear.

     State Budgetary Considerations
     ------------------------------

     Overview. The California economy and it's general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 35.3 million. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing very strong economic growth between 1994 and 2000, a national recession and weakness in the technology sector have reduced State revenues, leading to general fund deficits and record levels of debt financing.

     Certain of the State's significant industries, notably high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth. The downturn in U.S. stock market prices adversely affected the California economy by reducing household spending and business investment. Taxes related to stock options and capital gains provided as much as 22% of General Fund revenues for the State during the economic peak in 1999-2000, but largely vanished when the equity markets experienced their precipitous decline in 2000-2002.

     In November 2003 disillusioned voters replaced Governor Gray Davis with Governor Arnold Schwarzenegger. After a month in office, the Schwarzenegger administration continues to grapple with a large general fund deficit for fiscal 2004. The 2004 budget approved under the Davis administration included a $10.7 billion 'Fiscal Recovery Bond' that was intended to help close this year's gap. This bond issue is part of a $15 billion financing package proposed by the Schwarzenegger administration that may be put before voters in March 2004. While the Fiscal Recovery Bond recently passed several legal hurdles, it continues to be challenged on state constitutional grounds. Nonetheless, the bond will likely be cleared in time to help cover $14 billion in short-term debt coming due in June 2004. Delays past this date could have an adverse effect on the State's credit ratings and thus its cost and ability to borrow. Further complicating matters is Governor Schwarzenegger's repeal of the Vehicle License Fee (VLF) increase that was expected to bring in $4.2 billion in annual revenues. Partially mitigating these issues, however, is the State's ultimate legal power to raise revenues and adjust spending programs if needed.

     Access to the capital markets and the political environment in Sacramento remain very important for California's fiscal health. Structural impediments and partisan politics will continue to dominate the headlines as the current fiscal year winds down and the fiscal 2005 budget is presented for approval. Governor Schwarzenegger's ability to coax the legislature to a two-thirds majority vote for any budget enactments remains to be seen. In addition, the financial markets' appetite for what will be the largest municipal debt issuance in history will dictate the long-term cost to California's taxpayers. Clearly, the State must take action beyond the current proposals to address the current structural budget problems. The potential impact of the State's financial problems on local governments, school districts, higher education, etc. must be reviewed as the State's plan for budget cuts becomes more detailed.

     While the State's budget situation will remain under significant stress for the foreseeable future, California's economy is showing many positive signs. The large, diversified and wealthy economy has performed similarly to that of the nation and is concurrently showing signs of resilience and improvement. Employment is expanding at approximately the same rate as the nation and revenues at various state agencies are ahead of budget expectations.

     As of December 10, 2003, the State's general obligation bonds were rated Baa1, negative outlook by Moody's; BBB, stable outlook by Standard & Poor's; and A, negative outlook by Fitch. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     It is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another earthquake could create a major dislocation of the California economy and significantly affect both state and local government budgets.

     It is impossible to predict to timing or economic impact of an act of terrorism. The federal, state, and local authorities have greatly stepped up security at major landmarks and infrastructure points since Sept. 11, 2001, but the possibility of major acts of terrorism is an ongoing risk.

     Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum ad valorem tax on real property cannot exceed one percent of the "full cash value" of the property; Article XIII A also effectively prohibits the levying of any other ad valorem property tax for general purposes. One exception to Article XIII A permits an increase in ad valorem taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction".

     Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution.

     In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

     Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

     In  1986,  California  voters  approved  an  initiative  statute  known  as
Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court recently upheld Proposition 62's requirement that special taxes be approved by a two-thirds majority vote. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

     In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). It is not possible to predict the future impact of the voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future, on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

     Certain tax-exempt securities in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

     Issues Affecting Local Governments and Special Districts
     --------------------------------------------------------

     Proposition 13. Certain California Tax-Exempt Securities may be obligations of issuers that rely in whole or in part on ad valorem real property taxes for revenue. In 1978, California voters approved Proposition 13, which amended the State Constitution to limit ad valorem real property taxes and restrict the ability of taxing entities to increase property tax and other revenues. With certain exceptions, the maximum ad valorem real property tax is limited to 1% of the value of real property. The value of real property may be adjusted annually for inflation at a rate not exceeding 2% per year, or reduced to reflect declining value, and may also be adjusted when there is a change in ownership or new construction with respect to the property. Constitutional challenges to Proposition 13 to date have been unsuccessful.

     The State, in response to the significant reduction in local property tax revenues as a result of the passage of Proposition 13, enacted legislation to provide local government with increased expenditures from the General Fund. This post-Proposition 13 fiscal relief has, however, ended.

     Proposition 62. This initiative placed further restrictions on the ability of local governments to raise taxes and allocate approved tax revenues. Several recent decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. Recently, however, the California Supreme Court upheld a requirement imposed by Proposition 62 that "special taxes" be approved by two-thirds of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

     Propositions 98 and 111. These initiatives changed the State appropriations limit and State funding of public education below the university level by guaranteeing K-14 schools a minimum share of General Fund revenues. The initiatives also require that the State establish a prudent reserve fund for public education.

     Proposition 218. Passed in November 1996, this initiative places additional limitations on the ability of California local governments to increase general taxes and impose special assessments. Taxes, assessments and fees have a grace period of up to two years from November 1996 to receive voter approval.

     Appropriations Limit. Local governmental entities are also subject to annual appropriations limits. If a local government's revenues in any year exceed the limit, the excess must be returned to the public through a revision of tax rates or fee schedules over the following two years.

     Conclusion. The effect of these Constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend upon whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). The Tax-Free Funds' concentration in California tax-exempt securities provides a greater level of risk than a fund that is diversified across numerous state and municipal entities.

     Additional Issues
     -----------------

     Mortgages and Deeds of Trust. The Tax-Free Funds may invest in issues that are secured in whole or in part by mortgages or deeds of trust on real property. California law limits the remedies of a creditor secured by a mortgage or a deed of trust, which may result in delays in the flow of revenues to, and debt service paid by an issuer.

     Lease Financing. Some local governments and districts finance certain activities through lease arrangements. It is uncertain whether such lease financing are debt that requires voter approval.

     Seismic Risk. It is impossible to predict the time, location, or magnitude of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck Los Angeles, causing significant damage to structures and facilities in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

     Variable Rate Demand Notes
     --------------------------

     Variable Rate Demand Notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180, or 365 day intervals. The interest rates are adjustable at intervals ranging from daily to six months. Adjustment formulas are designed to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The Tax-Free Funds may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Tax-Free Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed by an irrevocable letter of credit or guaranty of the institution. The Tax-Free Funds have an undivided interest in the underlying obligation and thus participate on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     VRDN's may be unrated or rated and their creditworthiness may be a function of the creditworthiness of the issuer, the institution furnishing the irrevocable letter of credit, or both. Accordingly, a Tax-Free Fund may invest in such VRDN's the issuers or underlying institutions of which the Manager believes are creditworthy and satisfy the quality requirements of each Tax-Free Fund. The Manager will continuously monitor the creditworthiness of the issuer of such securities and the underlying institution

     Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have caused wide fluctuations in interest rates. While the value of the underlying VRDN may change with changes in interest rates generally, the variable rate nature of the underlying VRDN should tend to reduce changes in the value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Tax-Free Funds may invest in VRDNs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VRDNs may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the VRDNs is made in relation to movements of various interest rate adjustment indices, the VRDNs are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     For purposes of determining whether a VRDN held by a Tax-Free Fund matures within one year from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the demand period required before the Tax-Free Fund is entitled to receive payment of the principal amount of the instrument, or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a VRDN will be determined in the same manner for purposes of computing a Tax-Free Fund's dollar-weighted average portfolio maturity.

     Obligations with Puts Attached. Each Tax-Free Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment." The Tax-Free Funds will use such puts in accordance with regulations issued by the Securities and Exchange Commission ("SEC"). The Manager understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters at the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment or similar put right and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that stand-by commitments will be available to the Tax-Free Funds nor have the Tax-Free Funds assumed that such commitments would continue to be available under all market conditions.

     U.S. Government Obligations, Other Securities and Portfolio Techniques
     ----------------------------------------------------------------------

     U.S. Government Obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include U.S. Treasury bills (maturing within one year of the date they are issued), certificates of indebtedness, notes and bonds (issued with maturities longer than one year). Such obligations are backed by the full faith and credit pledge of the U.S. Government. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmer's Home Administration, Federal Home Loan Banks, the FHA, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations are issued by such agencies or instrumentalities in a range of maturities and may be either (1) backed by the full faith and credit pledge of the U.S. Government, or (2) backed only by the rights of the issuer to borrow from the U.S. Treasury.

     Repurchase Transactions. The Tax-Free Funds, the Government Fund and the Stock Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Such a transaction is an agreement in which the seller of U.S. Government securities agrees to repurchase the securities sold to the Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and in particular, at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The U.S. Government securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always receives as collateral U.S. Government securities whose market value, including accrued interest, is at least equal to 100% of the dollar amount invested by the Fund in each agreement, and such Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements. With respect to the Tax-Free Funds and the Government Fund, the Manager on an ongoing basis will review and monitor the creditworthiness of institutions with which it has entered into repurchase agreements. The current policy of the Stock Funds is to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     When-Issued Purchases and Forward Commitments. New issues of U.S. Government securities and municipal securities may be offered on a when-issued basis. Accordingly, the Tax-Free Funds and the Government Fund may purchase securities on a when-issued or forward commitment basis. When-issued purchases and forward commitments involve a commitment by the Funds to purchase securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Thus, the Fund bears the market risk of the security immediately following its commitment to buy the security. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. Therefore, if a Fund remains substantially fully invested at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, its net asset value per share may be subject to greater price fluctuation. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlement of when-issued purchases and forward commitments generally takes place within two months of the date of the transaction, but delayed settlements beyond two months may be negotiated.

     The Funds make commitments to purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

     When a Fund enters into a when-issued purchase or a forward commitment to purchase securities, the Funds' Custodian, Firstar Trust Company (the "Custodian") will establish, and maintain on a daily basis, a separate account of that Fund consisting of cash or portfolio securities having a value at least equal to the amount of that Fund's purchase commitments. These procedures are designed to insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Lending Portfolio Securities
----------------------------

     Each of the Tax-Free Funds, the Treasury Trust, the Short-Term Government Fund and the Government Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. Although the Stock Funds have no current intention to do so, each Stock Fund may lend up to 10% of its portfolio securities to non-affiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Manager will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts
-----------------------------

     The Stock Funds may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stocks, such as the S&P 500 and the MidCap Index, both registered trademarks of Standard & Poor's Corporation. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

     Additionally, each Stock Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Stock Fund's investment objective and legally permissible for such Fund.

     The Manager expects that futures transactions for the 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund will typically involve the S&P 500 Index, the MidCap Index, the Russell 2000, and the Nasdaq-100 Index respectively. Beginning in 2002, futures tracking the S&P SmallCap Index were launched. Should the Manager determine that these futures offer sufficient liquidity and tracking characteristics, these futures will be used in lieu of the Russell 2000 futures. Futures transactions for the Equity Income Fund may involve any major index for which the Manager believes is in the best interest of the shareholders. The indices used may include, but are not limited to, the S&P 500, the MidCap Index and the Russell 2000 Index. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. Each Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while a Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of a Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of a Fund's index futures positions with its other investments are discussed below.

     Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Manager will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Stock Funds do business.

     Limitations on Stock Index Futures Transactions. Each Stock Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

     The Manager also intends to follow certain other limitations on each of the Stock Fund's futures activities. Under normal conditions, a Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and
(ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of such Fund's total assets In addition, each Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     The above limitations on the Stock Funds' investments in futures contracts, and these Funds' policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

     Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

     Each Stock Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Each Stock Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

     When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Manager anticipated a decline in common stock prices at a time when a Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those s The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

     Asset Coverage for Futures Positions. Each Stock Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (e.g., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Correlation of Price Changes. As noted above, price changes of a Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

     Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

     Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If a Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRS)
-----------------------------------

     Under  normal  circumstances,   the  European  Fund  typically  invests  in
sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

     The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weakened relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer's financial conditions and operations.

     Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Options on Securities, Securities Indices and Currencies.
---------------------------------------------------------

     The European Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

     The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

     The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

     Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

Securities of Other Investment Companies - Closed End Funds
-----------------------------------------------------------

     The European Fund may purchase closed end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value.

     The Nasdaq-100 Index Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities that the Fund can invest in a manner consistent with the Fund's investment objective and policies.

     Applicable  provisions  of the  Investment  Company Act of 1940, as amended
(the "1940 Act") require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, a Fund bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

     Except as noted with respect to any Fund, each Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the Investment Company Act of 1940, as amended, ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund may not:

     1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Stock Funds) of the Fund's total asset value. However, a Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)

     2. Except as required in connection with permissible futures contracts (Stock Funds only), buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

     3. Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors,
(b) to the extent the entry into a repurchase agreement may be deemed a loan, or
(c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

     4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     5. With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     6. Purchase securities from or sell to the Trust's officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, Trustees, or investment adviser own beneficially more than 1of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Stock Funds).

     7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

     8. (a) Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information (Stock Funds only).

          (b) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Government Fund may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies (all Funds except the Stock Funds).

     9. Invest in companies for the purpose of exercising control or management.

     10. (a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization (Stock Funds only, excluding the Nasdaq-100 Fund).

          (b) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization (all Funds except the Stock Funds).

     11. Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

     12. Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate), except that the Insured Fund may invest more than 25% of its assets in securities insured by the same insurance company. Index funds may exceed this limitation and will invest in proportion to the underlying index.

     13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

     In addition, each Stock Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. Each Stock Fund may not:

     1. Engage in short sales of securities.

     2. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

     3. Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     4. With the exception of the Nasdaq-100 Fund, invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

     5. Invest in puts, calls, straddles or spread options, or any combination thereof. (Excluding the SmallCap Fund, the Nasdaq-100 Fund and the European Fund.)

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TRUSTEES AND OFFICERS

     The Trustees of each Trust have the responsibility for the overall management of the respective Trust, including general supervision and review of the Funds' investment activities. The Trustees appoint the officers of each Trust who are responsible for administering the day-to-day operations of such Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below. The Trustees and officers of each Trust are identical. Trustees who are deemed to be an "interested person" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).


                                              Position and
                                Date of       Offices with      Principal Occupation
Name and Address                Birth         the Trusts        Within the Past Five Years
----------------                -----         ----------        --------------------------
*Stephen C. Rogers              06/27/66      President,        Chief Executive Officer, CCM Partners, 1999 to present;
44 Montgomery Street                          Secretary  &      Chief Operating Officer, CCM Partners 1997 to 1999;
Suite 2100                                    Trustee           Administrative Officer, CCM Partners 1993-1997;
San Francisco, CA  94104                                        Marketing Representative, CCM Partners, 1992 to 1993.

*Phillip W. McClanahan          12/26/35      Vice President,   Director of Investments, CCM Partners, 1985-present;
44 Montgomery Street                          Treasurer and     Vice President and Portfolio Manager, Transamerica
Suite 2100                                    Trustee           Investment Services, 1984-1985; Vice President and
San Francisco, CA 94104                                         Portfolio Manager, Fireman's Fund Insurance Company
                                                                and Amfire, Inc., 1966-1984.

Harry Holmes                    12/5/25       Trustee           Principal, Harry Holmes & Associates
Del Ciervo at Midwood                                           (consulting); President and Chief Executive Officer,
Pebble Beach, CA  93953                                         Aspen Skiing Company, 1982-1984; President and Chief
                                                                Executive Officer, Pebble Beach Company (property
                                                                management), 1973-1984.

John B. Sias                    01/22/27      Trustee           President and CEO, Chronicle Publishing Company, 1993
1100 Sacramento Street                                          to Present;  Executive Vice President, Capital Cities/ABC
#1002                                                           Inc. and President, ABC Network T.V. Group.
San Francisco, CA  94108

James Miller                    05/28/66      Trustee           Vice President, Jones Lange LaSalle Americas, Inc. 1999
One Front Street, Suite 300                                     to present; Associate, Orrick Herrington & Sutcliffe LLP,
San Francisco, CA 94111                                         1996-1999; Associate, Gordon & Rees LLP, 1992-1993.

Each Board met four times during the fiscal year ended August 31, 2003. Currently, each Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. Each Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Holmes, Sias, and Miller). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2003, there were two meetings of the Audit Committee.

PRICING COMMITTEE. Each Board has a Pricing Committee, comprised of one Trustee of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and perform such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. During the fiscal year ended August 31, 2003, there were twenty-nine meetings of the Pricing Committee.

     As shown on the following table, the Funds pay the fees of the Trustees who are not affiliated with the Manager, which are currently $2,500 per quarter and $500 for each meeting attended. The table provides information regarding the Funds as of August 31, 2003.

                                          Pension or Estimated                     Total compensation
                          Aggregate       retirement benefits   Annual             respecting Registrant
                          Fund group      accrued as Fund       benefits upon      and Fund complex
Name/position             Compensation    Expenses              Retirement         Paid to Trustees
---------------------------------------------------------------------------------------------------------
Stephen C. Rogers           None             None                 None                 None
CEO, Trustee

Phillip W. McClanahan       None             None                 None                 None
Treasurer, Trustee

Harry Holmes                $12,000          None                 None                 $12,000
Trustee

John B. Sias                $12,000          None                 None                 $12,000
Trustee

James W. Miller, Jr.        $12,000          None                 None                 $12,000
Trustee

Dollar Range of equity holdings in the respective Funds as of December 31, 2002:

                                                                                                                      TREASURY
                         INCOME FUND       INSURED FUND         MONEY FUND       GOVT. FUND    NASDAQ-100 FUND          TRUST
-------------------------------------------------------------------------------------------------------------------------------
Steve Rogers                None                None               None            None          $1-$10,000        Above $100,000
Phillip W. McClanahan       None                None               None            None             None                 None
Harry Holmes           $10,000-$50,000          None            $1-$10,000         None             None                 None
John B. Sias                None                None               None            None             None                 None
James W.  Miller            None          $50,000-$100,000    Above $100,000       None          $1-$10,000        $10,000-$50,000

                                       21

                                                                                     EQUITY         SHORT-TERM
                         500 FUND           MIDCAP FUND        SMALLCAP FUND      INCOME FUND       GOVT. FUND       EURO FUND
----------------------------------------------------------------------------------------------------------------------------------
Steve Rogers          $50,000-$100,000    Above $100,000      $50,000-$100,000   $10,000-$50,000       None       $50,000-$100,000
Phillip W. McClanahan  $10,000-$50,000    $10,000-$50,000     $10,000-$50,000         None             None             None
Harry Holmes                None               None                None          Above $100,000        None             None
John B. Sias                None          Above $100,000           None               None        Above $100,000        None
James W.  Miller        $1-$10,000          $1-$10,000        $10,000-$50,000      $1-$10,000          None          $1-$10,000

Aggregate Dollar Range of Equity Securities in the Trusts and Fund Complex:


                            CIT                 CIT II           CIT Fund Group
--------------------------------------------------------------------------------
Steve Rogers           Above $100,000       Above $100,000       Above $100,000
Phillip W. McClanahan       None           $50,000-$100,000     $50,000-$100,000
Harry Holmes           $10,000-$50,000      Above $100,000       Above $100,000
John B. Sias                None            Above $100,000       Above $100,000
James W. Miller, Jr.   Above $100,000      $50,000-$100,000      Above $100,000

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

     CCM Partners, a California Limited Partnership (the "Manager"), is the investment adviser to the Funds pursuant to the Investment Management Agreements dated January 18, 2000 and January 28, 2000 (each an "Agreement" and collectively, the "Agreements"). The Manager is controlled by a privately held corporation, RFS, Inc., which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

     Pursuant to the Agreements, the Manager supplies investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed. The Manager's activities are subject to review and supervision by the Trustees to whom the Manager renders periodic reports of the Funds' investment activities. The Manager, at its own expense, also furnishes the Trusts with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.

     Each Fund pays for its own operating expenses and for its share of its respective Trust's expenses not assumed by the Manager, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Manager, and its pro rata portion of premiums on the fidelity bond covering the Fund.

     For the Manager's services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

FUNDS                        MANAGEMENT FEE PER ANNUM     RANGE OF AVERAGE DAILY NET ASSETS OF EACH FUND
-----                        ------------------------     ----------------------------------------------
Income Fund , Insured            1/2 of 1% (0.50%)          Up to and including assets of $100 million
Fund, Money Fund,              45/100 of 1% (0.45%)     over $100 million up to and including $500 million
Government Fund,                4/10 of 1% (0.40%)                      over $500 million
Treasury Trust

MidCap Fund                     4/10 of 1% (0.40%)                          All assets

500 Fund                       25/100 of 1% (0.25%)                         All assets

European Fund                  85/100 of 1% (0.85%)                         All assets

SmallCap Fund, Equity            1/2 of 1% (0.50%)          Up to and including assets of $500 million
Income Fund, Nasdaq-100        45/100 of 1% (0.45%)      over $500 million up to and including $1 billion
Fund, Short-Term                4/10 of 1% (0.40%)                       over $1 billion
Government Fund

     The Agreements provide that the Manager is obligated to reimburse each of the Funds monthly (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1.00% of each Fund's average daily net assets. The Manager may also, and has to date, reduced its fees in excess of its obligations under the Agreements.

The following fees were paid to the Manager:

For the fiscal year ended August 31, 2001:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Money Fund              $533,164                 $252,139               $281,025
Income Fund             $922,389                      n/a               $922,389
Government Fund         $127,988                  $15,075               $112,913
Treasury Trust          $309,063                 $153,664               $155,399
Insured Fund            $113,653                  $37,086                $76,567
500 Fund                $376,561                 $291,259                $85,302
MidCap Fund             $306,875                 $124,246               $182,629
SmallCap Fund            $65,299                  $34,964                $30,335
Equity Income            $49,523                  $14,224                $35,299
European Fund            $16,567                  $23,856               ($7,289)
Nasdaq-100               $66,557                  $33,784                $32,773
Short-Term
   Government Fund       $40,548                  $45,450               ($4,902)

For the fiscal year ended August 31, 2002:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Money Fund              $505,783                 $250,686               $255,097
Income Fund             $941,315                       $0               $941,315
Government Fund         $148,905                  $17,975               $130,930
Treasury Trust          $269,343                 $137,058               $132,285
Insured Fund            $122,990                  $41,116                $81,874
S&P 500                 $345,026                 $290,264                $54,762
S&P MidCap              $379,847                 $170,862               $208,985
S&P SmallCap             $80,279                  $36,178                $44,101
Equity Income            $43,111                   $9,037                $34,074
European Growth & Income $19,642                  $24,101               ($4,459)
Nasdaq-100               $57,220                  $40,171                $17,049
Short-Term
   Government Fund       $54,067                  $42,201                $11,866

For the fiscal year ended August 31, 2003:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Money Fund              $458,419                 $208,650               $249,769
Income Fund             $917,528                       $0               $917,528
Government Fund         $163,245                  $21,171               $142,074
Treasury Trust          $224,427                 $121,619               $102,808
Insured Fund            $140,752                  $36,966               $103,786
S&P 500                 $222,782                 $174,605                $48,177
S&P MidCap              $365,329                 $106,542               $258,787
S&P SmallCap             $76,889                  $35,560                $41,329
Equity Income            $41,857                  $12,819                $29,038
European Growth & Income $22,952                   27,935               ($4,983)
Nasdaq-100               $52,622                  $41,697                $10,925
Short-Term
   Government Fund       $68,389                  $43,113               $25,276

     Each Agreement is currently in effect until February 28, 2004 and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the relevant Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

     Each Agreement may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares). Each Agreement may also be terminated by the Manager on 60-days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

     In approving the continuation of the Agreements at a meeting held on February 11, 2003, the Board of Trustees of each Trust (including the Independent Trustees) determined, after careful consideration of all the relevant factors, that renewing the Agreements would be in the best interests of the Funds and their shareholders. Each Board of Trustees considered, among other things, the following factors: information regarding the Manager and its personnel which indicated a high degree of competency and integrity, the nature and quality of the services provided and to be provided by the Manager under the Agreements, the fees and expenses borne by the Funds, which the Manager had maintained and was committing to maintain at a relatively low level; the Funds' respective expense limitations, fee waivers, and performance of the Funds relative to each Fund's benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Manager from the fees payable under such Agreements; and the Funds' brokerage related commissions, and the use of soft dollars by the Manager. Each Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds and whether there have been economies of scale in respect of the management of the Funds, whether the Trusts have appropriately benefited from economies of scale, and whether there is potential for realization of any further economies of scale. After reviewing such information as they deemed necessary, the Board of Trustees of each Trust concluded that the approval of the Agreements was in the best interests of the Funds and their shareholders.

     The  Trusts  and the  Manager  have  adopted a Code of Ethics  pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents the lesser of $50,000 or 1,000 shares, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (e.g. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trusts or the Manager on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

     The Board of Trustees of the Trust has delegated to the Manager the authority to vote proxies of companies held in the Fund's portfolio. The Manager intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Manager, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders. The Board will pre-determine an investment level below which it reasonably feels the costs associated with voting the proxies outweigh the economic benefits to the shareholders. The Board will review its determination at least annually.

     The Manager seeks to avoid material conflicts of interest by voting in accordance with its pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Manager may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

     Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Adviser and the Fund are referred to the Fund's Board of Trustees. Specifically, the Manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Manager's conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Manager will abstain from voting the securities held by the Fund.

     With regard to voting proxies of foreign companies, the Manager weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Manager seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the Manager recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Manager generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Manager believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Manager generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Manager generally votes in accordance with management on issues that the Manager believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Share Marketing Plan

     The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. Specifically, on August 12, 2003 the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class K shares of each Fund. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of each Fund and the Manager and the nature and amount of other payments, fees and commissions that may be paid to the Manager, its affiliates and other agents of the Trust.

     Under the 12b-1 Plan, each Fund pays distribution fees to the Fund's distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class K shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Class K shares. The 12b-1 Plan provides that the Fund's distributor may use the distribution fees received from the Class K shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. No expenses share been incurred under the 12b-1 Plan by the Class K shares of the Funds.

Shareholder Services Plan

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan.

     On August 12, 2003, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the Class K shares of each Fund.

     Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Fund's distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

Principal Underwriter

     RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Funds' Manager. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a trustee. Mr. McClanahan is a limited partner of RFS Partners. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, the Manager may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Other Services

     US Bancorp Fund Services, LLC is the shareholder servicing agent for the Trusts and acts as the Trusts' transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

     US Bank N.A. (the "Custodian") acts as custodian of the securities and other assets of the Trusts. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund's securities and (v) makes periodic reports to the Trustees of each Trust concerning each Fund's operations.

     Tait, Weller & Baker (the "Auditors"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, are the independent auditors for the Trusts. The Auditors provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditors also audit the books of each Fund at least once each year.

     The validity of shares of beneficial interest offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

THE TRUSTS' POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager, whose policy is to obtain the "best execution" available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal "spread," and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

     However, in order to obtain additional research and brokerage services on a "soft dollar" basis, and in order to obtain other qualitative execution services that the Manager believes are important to best execution, the Manager may place over-the-counter ("OTC") equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Manager has a "soft dollar" credit arrangement, and that execute such transactions on an agency basis ("Brokers"). When the Manager uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Manager takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Manager will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Manager uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Manager's opinion, reasonable, but not necessarily the lowest total cost available.

     In selecting broker-dealers and in negotiating commissions, the Manager generally considers, among other things, the broker-dealer's reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Agreements, to be useful in varying degrees, but of indeterminable value.

     The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31 of each year shown, the commissions paid are as follows:

                                2001             2002              2003
                              -----------------------------------------
Government Fund                   $0             $297                $0
S&P 500                       $7,923          $25,629            $9,610
S&P MidCap                   $38,339          $61,181           $21,160
S&P SmallCap                  $5,813          $11,097           $11,175
Nasdaq-100 Index                $478           $3,644            $6,520
Equity Income Fund            $7,305           $7,001            $9,596
European Fund                 $1,226             $986            $1,560

In some cases, a broker may provide research services to the Manager. Such research is paid for by the broker using soft dollars. Any research received by the Manager is used for the exclusive benefit of the Funds and their shareholders.

     If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders

     The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds' Custodian, U.S. Bank Institutional Trust & Custody, Milwaukee. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

     Payments transmitted by wire and received by the Custodian prior to the close of the Funds, normally at 4:00 p.m. eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Custodian after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment. Shareholder Accounting

     All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trusts' transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

     Each Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the relevant Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

     All requests for redemption and all share assignments should be sent to the applicable Fund, 44 Montgomery Street, Suite 2100, San Francisco, California 94104, or, for telephone redemptions, by calling the Fund at (800) 225-8778. For online redemptions, visit the Funds' website at www.citfunds.com.

     Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

     The Trusts will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, each Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trusts usually utilize is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, each Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

     As of the date of this Statement of Additional Information, the Trusts understand that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day,

President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Bond and Money Market Funds are expected to be closed on the following additional days: Columbus Day and Veterans Day. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

     Due to the relatively high cost of handling small investments, each Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $5,000 ($1,000 in the case of the Stock Funds), but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before a Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $5,000 before the redemption is processed ($1,000 in the case of the Stock Funds).

     Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-day's prior notice to shareholders.

Redemptions in Kind

     Each Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share ("NAV")

     The valuation of the portfolio securities of the Money Fund and the Treasury Trust (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund and the Treasury Trust computed as described above may tend to be higher than a like computation made by a Fund with identical investments utilizing a method of valuation based upon market prices. Thus, if the use of amortized cost by such Funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in such Fund would be able to obtain a somewhat higher yield than would result from investment in a Fund utilizing solely market values, and existing investors in such Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The use of amortized cost by the Money Fund and the Treasury Trust, and the maintenance of each Fund's per share net asset value at $1.00 is permitted by Rule 2a-7 under the 1940 Act, pursuant to which each Fund must adhere to certain conditions. There are policies that the Manager follows regarding 2a-7. Under the amortized cost method, securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made at least weekly to compare the value of these Funds' investments valued at amortized cost with market values.

     The Money Fund and the Treasury Trust each maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and only invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether each Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, adjusting or withholding of dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

     The portfolio securities of the Stock Funds are generally valued at the last reported sale price. In the case of the Futures contracts held by the Stock Funds, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, typically as of 1:15, PST. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. Portfolio securities held by the Income Fund and the Insured Fund for which market quotations are readily available are valued at the last available bid. The Government Fund and the Short-Term Government Fund for which market quotations are readily available are valued at the mean between the bid and ask price of the security. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trusts may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

     Provided that, as anticipated, each Tax-Free Fund qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of Municipal Obligations, each Tax-Free Fund may designate and pay exempt-interest dividends from interest earned on such obligations. Such exempt-interest dividends may be excluded by shareholders of the Tax-Free Funds from their gross income for federal income tax purposes. Corporate shareholders must take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax. Each Tax-Free Fund might purchase municipal obligations at a discount from the prices at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount may be included in the Tax-Free Funds' ordinary income and will be taxable to shareholders as such when it is distributed. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of each Tax-Free Fund consists of obligations that produce interest that is exempt from California personal income tax if received by an individual, and if each maintains its qualification as a regulated investment company, then such Tax-Free Fund will be qualified to pay exempt-interest dividends to its shareholders that, to the extent they are attributable to interest received by such Tax-Free Fund on such obligations, are exempt from California personal income tax. The total amount of exempt-interest dividends paid by a Tax-Free Fund to its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on tax-exempt obligations less any expenses attributable to such interest.

     Provided that, as anticipated, the Treasury Trust and the Short-Term Government Fund each individually qualify as a regulated investment company and meet certain requirements of California tax law, including the requirement that, at the close of each quarter of their respective taxable years, at least 50% of the value of their individual total assets are invested in direct obligations of the United States (or other U.S. and California tax-exempt obligations), then the Treasury Trust and Short-Term Government Fund will be qualified to pay dividends to their shareholders that, to the extent they are attributable to interest received by the Treasury Trust or Short-Term Government Fund on such U.S. Government obligations, will be exempt from California personal income tax. Because the GNMA certificates in which the Government Fund invests are not considered direct obligations of the United States for this purpose, the Government Fund may not meet the 50% requirement; as a result, dividends paid by the Government Fund may be subject to California personal income tax.

     Exempt-interest dividends paid to Tax-Free Fund shareholders that are corporations subject to California franchise or income tax will be taxed as ordinary income to such shareholders. Moreover, no dividend paid by the Tax-Free Funds will qualify for the corporate dividends-received deduction for federal income tax purposes.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Tax-Free Fund is not deductible for federal income tax purposes. Under regulations used by the Internal Revenue Service (the "IRS") for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of a Fund. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law (which is described in the Prospectus). Further, a Tax-Free Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue bonds or are "related persons" of such users. Such persons should consult their tax advisers before investing in one of the Tax-Free Funds.

     Up to 85% of Social Security or railroad retirement benefits may be included in federal taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Tax-Free Funds) plus 50% of their benefits exceeds certain base amounts. Income from the Tax-Free Funds, and others like them, is included in the calculation of whether a recipient's income exceeds certain established amounts but is not taxable directly. California does not impose personal income tax on Social Security or railroad retirement benefits.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of the Tax-Free Funds' distributions. If such proposals were enacted, the availability of Municipal Obligations for investment by the Tax-Free Funds and the value of the Tax-Free Funds' portfolios would be affected. In such event, the Tax-Free Funds would reevaluate their investment objectives and policies.

General

     Each Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate "regulated investment company" under the Code. Each of these Funds has elected such treatment and has so qualified during its last fiscal period ended August 31, 2002. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided a Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts or California income or excise taxation. Each Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

     Each Stock Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless a Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

     Dividends of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 38.6%. The current maximum federal individual tax rate applicable to net long-term capital gains is 20% for investments held longer than 12 months and 18% if held more than 5 years and purchased after January 1, 2000. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

     A portion of each Stock Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code
Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because a Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Stock Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

     For any of its fiscal year, each Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of a Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Funds may affect the amount, timing and character of their distributions to shareholders.

     Each Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions (except redemptions of Money Fund and Treasury Trust shares) and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Such withholding is not required with respect to the Tax-Free Funds' dividends qualifying as "exempt-interest dividends" but will apply to the proceeds of redemption or repurchase of Fund (except Money Fund and Treasury Trust) shares for which the correct taxpayer identification number has not been furnished in the manner required or if withholding is otherwise applicable. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

     The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Paul,

Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from a Fund at rates up to 30% (subject to reduction under certain income tax treaties).

Distribution Rate

     Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

     From time to time, advertisements and investor communications may compare a Fund's performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Funds may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue's Money Fund Report, Barron's, Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

     The Government Fund may also quote (among others) the following indices of bond prices prepared by Lehman Brothers: Lehman Brothers GNMA Index, Lehman Brothers Treasury Index and Lehman Brothers Government Composite Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Lehman Brothers.

     The MidCap Fund, 500 Fund, SmallCap Fund, European Fund, and the Nasdaq-100 Fund each may compare its performance to the performance of the MidCap Index, S&P 500, SmallCap Index, Dow Jones Euro Stoxx, Nasdaq-100 Index, respectively. Each such Fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

     The performance of a Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

     In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to a Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that a Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

     Shareholders of Funds other than the Stock Funds who so request may have their dividends paid out monthly in cash. Shareholders of the Stock Funds who so request may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his or her Money Fund or Treasury Trust account at any time during the month, all daily dividends accrued with respect to his or her account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, each Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the relevant Trust. Each
Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the relevant Trust. Each Declaration of Trust also provides that a Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. Each Declaration of Trust further provides that each Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trusts as investment companies as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

As of December 1, 2003 the following shareholders, to the Trusts' knowledge, owned beneficially more than 5% of a Fund's outstanding shares, as noted:

MONEY FUND:
Private Shareholder  (9.48%)
Private Shareholder  (8.20%)
Private Shareholder  (5.31%)
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

TREASURY TRUST:
Private Shareholder  (6.49%)
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

INSURED FUND:

Northern Trust Co (9.25%)
PO Box 92956
Chicago, Il 60675-2956

Private Shareholder  (8.11%)
Private Shareholder  (8.04%)
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

S&P 500 FUND

Charles Schwab & Co. (15.04%)          SEI Trust. (14.72%)
101 Montgomery Street                  One Freedom Valley Drive
San Francisco, CA  94104               Oaks, PA  19456

MIDCAP FUND:

Charles Schwab & Co. (20.04%)          National Financial Services Corp. (6.72%)
101 Montgomery Street                  200 Liberty Street Lbby 5
San Francisco, CA  94104               New York, NY 10281-5500

National Investor Services
Corp. (5.82%)
55 Water Street, 32nd Floor
New York, NY 10041-0028

EQUITY INCOME FUND:

Private Shareholder  (12.40%)
Private Shareholder  (11.55%)
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

SMALLCAP FUND:

Charles Schwab & Co. Inc. (12.10%)     Private Shareholder  (8.92%)
101 Montgomery Street                  44 Montgomery Street, Suite 2100
San Francisco, CA  94104               San Francisco, CA 94104

NASDAQ-100 FUND:

Charles Schwab & Co. Inc. (36.06%)
101 Montgomery Street
San Francisco, CA  94104

SHORT-TERM GOVERNMENT FUND:

Private Shareholder  (18.00%)          Private Shareholder  (11.87%)
44 Montgomery Street, Suite 2100       44 Montgomery Street, Suite 2100
San Francisco, CA 94104                San Francisco, CA 94104

Private Shareholder  (8.14%)
44 Montgomery Street, Suite 2100
San Francisco, CA 94104

     Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any mis-statements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of each Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

     The S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

     The audited financial statements for the fiscal year ended August 31, 2003 for the Funds as contained in the combined Annual Report to Shareholders for the fiscal year ended August 31, 2003 (the "Report"), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

APPENDIX

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

Municipal Bonds

Moody's Investors Service:

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation:

AAA: An  obligation  rated 'AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Service:

AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affect by reasonably foreseeable events.

AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Municipal Notes

Moody's:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's:

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more lit will be treated as a note; and
o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

Fitch:

Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; a "+" or "-" may be appended to an F1 rating class to denote relative status within the category.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):      Superior capacity for repayment.

P-2 (Prime-2):      Strong capacity for repayment.

P-3 (Prime-3):      Acceptable capacity for repayment.

Standard & Poor's:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Fitch:

Fitch-1: Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch-3: Commercial paper carrying this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

Fitch-4: Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is minimal and is susceptible to near term adverse change due to less favorable financial or economic conditions.

Variable Rate Demand Obligations ("VRDO")

Moody's:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's:

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

                                             Rule 497(e)
                                             File Numbers 033-00500 and 811-4418

CALIFORNIA INVESTMENT TRUST FUND GROUP
44 Montgomery Street, Suite 2100
San Francisco, California 94104
(800) 225-8778

Statement of Additional Information - January 1, 2004
Class K Shares

     The California Investment Trust Fund Group presently consists of twelve separate series, nine of which are part of California Investment Trust II (the "Trust" or "CIT II"): U.S. Government Securities Fund (the "Government Fund"), The United States Treasury Trust (the "Treasury Trust"), the S&P 500 Index Fund (the "500 Fund"), the S&P MidCap Index Fund (the "MidCap Fund"), the S&P SmallCap Index Fund (the "SmallCap Fund"), the Equity Income Fund, the European Growth & Income Fund (the "European Fund"), the Nasdaq-100 Index Fund (the "Nasdaq-100 Fund"), and the Short-Term U.S. Government Bond Fund (the "Short-Term Government Fund") (each a "Fund" and collectively, the "Funds").

     This Statement of Additional Information ("SAI") relates to Class K shares of the above nine series of the Trust.

     The combined Prospectus for the Funds dated January 1, 2004, as may be amended from time to time, provides the basic information you should know before investing in a Fund, and may be obtained without charge from the Funds at the above address. This Statement of Additional Information is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Trust and each Fund, and should be read in conjunction with the Prospectus.

     The Government Fund seeks liquidity, safety from credit risk and as high a level of income as is consistent with these objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities, primarily Government National Mortgage Association ("GNMA") Certificates.

     The Treasury Trust seeks capital preservation, safety, liquidity, and consistent with these objectives, the highest attainable current income exempt from state income taxes. This Fund intends to invest its assets only in short-term U.S. Treasury securities and its income will be exempt from California (and most other states') personal income taxes.

     The 500 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor's (S&P) 500 Composite Stock Price Index (the "S&P 500").

     The MidCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index (the "MidCap Index").

     The SmallCap Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index").

     The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund will also consider the potential for price appreciation when consistent with seeking current income. Generally, the Equity Income Fund will be managed so that the average income yield of the common stocks held by the Fund will be about 50% greater than the yield of the S&P 500. Because of these strategies, the Fund is expected to have less price volatility than the S&P 500.

     The Nasdaq-100 Fund is a diversified mutual fund that seeks to provide investment results that correspond to the total return of the largest non-financial, publicly traded, companies as measured by The Nasdaq-100 Index(R).

     The European Fund is a diversified mutual fund that seeks long-term capital appreciation and income by investing in large-sized European companies.

     The  Short-Term  Government  Fund  seeks to  maximize  current  income  and preserve investor's principal. The Fund typically invests in short and intermediate-term fixed income securities whose principal and interest are backed by the full faith and credit of the United States Government. Additionally, CCM Partners (the "Manager") may invest in higher yielding securities which are not backed by the full faith and credit of the United States Government.

CONTENTS                                                                    Page

About the California Investment Trust Fund Group ......................     B-3
Investment Objectives and Policies of the Government
   Fund, the Short-Term Government Fund and the Treasury Trust ........     B-3
Investment Objectives and Policies of the Stock Funds .................     B-4
Description of Investment Securities and
   Portfolio Techniques ...............................................     B-5
Investment Restrictions ...............................................     B-11
Trustees and Officers .................................................     B-13
Investment Management and Other Services ..............................     B-15
The Trust's Policies Regarding Broker-Dealers
  Used for Portfolio Transactions .....................................     B-19
Additional Information Regarding Purchases and
  Redemptions of Fund Shares ..........................................     B-20
Taxation ..............................................................     B-23
Miscellaneous Information .............................................     B-25
Financial Statements ..................................................     B-26
Appendix ..............................................................     B-26

ABOUT THE CALIFORNIA INVESTMENT TRUST FUND GROUP

     The California Investment Trust Fund Group currently consists of two diversified, open-end management investment companies: California Investment Trust ("CIT") and California Investment Trust II ("CIT II"). Each of CIT and CIT II issues its shares of beneficial interest with no par value in different series, each known as a "Fund." Shares of each Fund represent equal proportionate interest in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. Shareholders have no preemptive or other right to subscribe to any additional shares and conversion rights. Each of CIT and CIT II is organized as a Massachusetts business trust.

     CIT II currently has nine Funds: the Government Fund, the Treasury Trust, the Short-Term Government Fund, the 500 Fund, the MidCap Fund, the SmallCap Fund, the Equity Income Fund, the European Fund and the Nasdaq-100 Fund. The 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund are also referred to herein as the "Index Funds." The Index Funds, combined with the Equity Income Fund and the European Fund are referred to as the "Stock Funds."

     As a business trust, the Trust is not required, nor does it intend, to hold annual shareholder meetings. However, the Trust may hold special meetings for a specific Fund or as a whole for purposes such as electing Trustees, changing fundamental policies, or approving an investment management agreement. You have equal rights as to voting and to vote separately by Fund as to issues affecting only your Fund (such as changes in fundamental investment policies and objectives). Your voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they choose to do so, elect all of the Trustees. Meetings of shareholders may be called by the Trustees in their discretion or upon demand of the holders of 10% or more of the outstanding shares of any Fund for the purpose of electing or removing Trustees.

INVESTMENT OBJECTIVES AND POLICIES OF THE GOVERNMENT FUND, THE SHORT-TERM GOVERNMENT FUND, AND THE TREASURY TRUST

     The following information supplements the investment objectives and basic policies of the Government Fund, the Short-Term Government Fund and the Treasury Trust as set forth in the Prospectus.

     The Government Fund seeks to provide liquidity, safety from credit risk and as high a level of income as is consistent with such objectives by investing in full faith and credit obligations of the U.S. Government and its agencies or instrumentalities. To achieve its objective, the Fund currently invests primarily in "GNMA Certificates" (popularly called "GNMA's" or "Ginnie Mae's"). GNMA's are mortgage-backed securities representing part ownership of a pool of mortgage loans on real property.

     A GNMA Certificate differs from a bond in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The Government Fund will purchase "modified pass-through" type GNMA Certificates for which the payment of principal and interest on a timely basis is guaranteed, rather than the "straight-pass through" Certificates for which such guarantee is not available. The Government Fund may also purchase "variable rate" GNMA Certificates or any other type which may be issued with GNMA's guarantee. The balance of the Government Fund's assets is invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, notes, and bonds.

     Securities of the type to be included in the Government Fund have historically involved little risk of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period of a shareholder's investment in the Government Fund.

     GNMA Certificates are created by an "issuer," which is a Federal Housing Administration ("FHA") approved lender, such as mortgage bankers, commercial banks and savings and loan associations, who also meet criteria imposed by GNMA. The issuer assembles a specific pool of mortgages insured by either the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates secured by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     The GNMA guarantee of timely payment of principal and interest on GNMA Certificates is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

     When mortgages in the pool underlying a GNMA Certificate are prepaid by mortgagees or by result of foreclosure, such principal payments are passed through to the GNMA Certificate holders (such as the Government Fund). Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rights, it is not possible to predict the life of a particular GNMA Certificate.

     Generally, GNMA Certificates bear a nominal "coupon rate" which represents the effective FHA- Veterans Administration mortgage rates for the underlying pool of mortgages, less GNMA and issuer's fees. Payments to holders of GNMA Certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by the holder of a GNMA Certificate is calculated by dividing such payments by the purchase price paid for the GNMA Certificate (which may be at a premium or a discount from the face value of the Certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA Certificates.

     The portion of the payments received by the Government Fund as a holder of the GNMA Certificates which constitutes a return of principal is added to the Government Fund's cash available for investment in additional GNMA Certificates or other U.S. Government guaranteed securities. The interest portion received by the Government Fund is distributed as net investment income to the Fund's shareholders.

     The Government Fund may be exposed to prepayment risk, which is a risk that principal of a GNMA will be unexpectedly returned to the Fund. Under certain market conditions mortgages are more likely to be pre-paid by the borrowers. This is most likely during periods where interest rates are declining below recent market levels. By refinancing a mortgage, a borrower pays off their existing balance and the payment is passed through to the holder of the GNMA. Because of market circumstances, the Fund may be forced to reinvest the returned principal in securities with lower yields. This would ultimately reduce the income available to shareholders and could potentially result in realized capital gains.

     The Manager continually monitors the Government Fund's investments, and changes are made as market conditions warrant.

     The Short-Term Government Fund will typically invest in short and intermediate-term bills, notes and bonds whose principal and interest are backed by the full faith and credit of the U.S. Government. In addition, the Manager may invest in higher yielding securities which are not backed by the full faith and credit of the U.S. Government. The Fund intends to maintain an average maturity between 0 and 3 years in an effort to reduce share price volatility.

     The Treasury Trust seeks capital preservation, safety, liquidity, and, consistent with these objectives, the highest attainable current income exempt from state income taxes, by investing exclusively in U.S. Treasury securities, namely bills, notes or bonds which are direct obligations of the U.S. Government. The Treasury Trust's net assets will at the time of investment have remaining maturities of 397 days or less. The dollar weighted average maturity of the Fund's portfolio will generally be 90 days or less and the Manager will attempt to maintain the net asset value at $1.00 per share.

INVESTMENT OBJECTIVES AND POLICIES OF THE STOCK FUNDS

     As stated in the Prospectus, the investment objective of the 500 Fund is to seek investment results that correspond to the total return (I.E., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a well-known stock market index that includes common stocks of companies representing approximately 90% of the total market as measured by the S&P 1500 Index. As of November 2003, companies included in the Index range from $753 million to $295 billion in market capitalization. The Manager believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The median market capitalization of the stocks in the S&P 500 Index is approximately $8.8 billion.

     The investment objective of the MidCap Fund is to seek investment results that correspond to the total return (I.E., the combination of capital changes and income) of publicly traded common stocks of medium-size domestic companies, as represented by the Standard & Poor's MidCap 400 Index (the "MidCap Index"). The MidCap Index is a well-known stock market index that includes common stocks of companies representing approximately 7% of the total market index as measured by the S&P 1500 Index. As of November 2003, companies included in the MidCap Index range from $275 million to $11.5 billion in market capitalization. The median market capitalization of the stocks in the MidCap Index is approximately $2.1 billion.

     The investment objective of the SmallCap Fund is to seek investment results that correspond to the total return of publicly traded common stocks of small sized companies, as represented by the S&P SmallCap 600 Index (the "SmallCap Index"). The SmallCap Index is a well-known stock market index that includes common stocks of companies representing approximately 3% of the total market index as measured by the S&P 1500 Index. As of November 2003, companies included in the SmallCap Index range from $41 million to $4.5 billion in market capitalization. The median market capitalization of the stocks in the SmallCap Index is approximately $605 million.

     The Equity Income Fund is a diversified mutual fund that seeks a high level of current income by investing primarily in income producing equity securities. As a secondary objective, the Fund may consider the potential for price appreciation when consistent with seeking current income.

     The Manager will attempt to manage the Equity Income Fund so that the average dividend yield of the common stocks held by the Equity Income Fund will be about 50% greater that the yield of the S&P 500. Because of these strategies, the Manager expects that the Fund will have less price volatility that the S&P 500.

     The investment objective of the European Fund is to provide long-term capital appreciation and income by investing in large-sized European companies located in Europe. The Fund expects to invest primarily in ADRs that trade on U.S. equity exchanges. The Manager may elect at some future period to invest in non-U.S. dollar denominated securities but does not intend to do so at this time.

     The investment objective of the Nasdaq-100 Fund is to seek to replicate performance of the largest and most actively traded non-financial stocks as measured by The Nasdaq-100 Stock Index. Companies included in the Index range from $1.4 billion to $284 billion in market capitalization as of November 2003. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund's portfolio to track the Index or to reflect occasional changes in the Index's composition.

DESCRIPTION OF INVESTMENT SECURITIES AND PORTFOLIO TECHNIQUES

U.S. Government Obligations, Other Securities and Portfolio Techniques
----------------------------------------------------------------------

     U.S. Government Obligations. U.S. Treasury obligations are issued by the U.S. Treasury and include U.S. Treasury bills (maturing within one year of the date they are issued), certificates of indebtedness, notes and bonds (issued with maturities longer than one year). Such obligations are backed by the full faith and credit pledge of the U.S. Government. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the
Farmer's Home Administration, Federal Home Loan Banks, the FHA, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association. Obligations are issued by such agencies or instrumentalities in a range of maturities and may be either (1) backed by the full faith and credit pledge of the U.S. Government, or (2) backed only by the rights of the issuer to borrow from the U.S. Treasury.

     Repurchase Transactions. The Government Fund and the Stock Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Such a transaction is an agreement in which the seller of U.S. Government securities agrees to repurchase the securities sold to the Fund at a mutually agreed upon time and price. It may also be viewed as the loan of money by the Fund to the seller. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The U.S. Government securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund always receives as collateral U.S. Government securities whose market value, including accrued interest, is at least equal to 100% of the dollar amount invested by the Fund in each agreement, and such Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements. With respect to the Government Fund, the Manager on an ongoing basis will review and monitor the creditworthiness of institutions with which it has entered into repurchase agreements. The current policy of the Stock Funds is to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     When-Issued Purchases and Forward Commitments. New issues of U.S. Government securities and municipal securities may be offered on a when-issued basis. Accordingly, the Government Fund may purchase securities on a when-issued or forward commitment basis. When-issued purchases and forward commitments involve a commitment by the Funds to purchase securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Thus, the Fund bears the market risk of the security immediately following its commitment to buy the security. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day the Fund agrees to purchase the securities. Therefore, if a Fund remains substantially fully invested at the same time that it has committed to purchase securities on a when-issued or forward commitment basis, its net asset value per share may be subject to greater price fluctuation. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. Settlement of when-issued purchases and forward commitments generally takes place within two months of the date of the transaction, but delayed settlements beyond two months may be negotiated.

     The Funds make commitments to purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to that Fund on the settlement date. In these cases a Fund may realize a capital gain or loss.

     When a Fund enters into a when-issued purchase or a forward commitment to purchase securities, the Funds' Custodian, Firstar Trust Company (the "Custodian") will establish, and maintain on a daily basis, a separate account of that Fund consisting of cash or portfolio securities having a value at least equal to the amount of that Fund's purchase commitments. These procedures are designed to insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Lending Portfolio Securities
----------------------------

         Each  of  Treasury  Trust,  the  Short-Term  Government  Fund  and  the
Government Fund may lend up to one-third of its portfolio securities to non-affiliated brokers, dealers, and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. Although the Stock Funds have no current intention to do so, each Stock Fund may lend up to 10% of its portfolio securities to non-affiliated brokers, dealers and financial institutions provided that cash or U.S. Government securities equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Fund and is maintained each business day. While such securities are on loan, the borrower will pay such Fund any income accruing thereon, and the Fund may invest or reinvest the collateral (depending on whether the collateral is cash or U.S. Government securities) in portfolio securities, thereby earning additional income. Each Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Loans are typically subject to termination by a Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Manager will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Stock Index Futures Contracts
-----------------------------

     The Stock Funds may enter into agreements to "buy" or "sell" a stock index at a fixed price at a specified date. No stock actually changes hands under these contracts; instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. An option on a stock index futures contract is an agreement to buy or sell an index futures contract; that is, exercise of the option results in ownership of a position in a futures contract. Most stock index futures are based on broad-based common stocks, such as the S&P 500 and the MidCap Index, both registered trademarks of Standard & Poor's Corporation. Other broad-based indices include the New York Stock Exchange Composite Index, S&P BARRA/Value, Russell 2000, Value Line Composite Index, Standard & Poor's 100 Stock Index, The Nasdaq-100 Index, Dow Jones Euro Stoxx, and the MSCI (Morgan Stanley Capital International) Euro Index.

     Additionally, each Stock Fund may take advantage of opportunities in the area of futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Stock Fund's investment objective and legally permissible for such Fund.

     The Manager expects that futures transactions for the 500 Fund, the MidCap Fund, the SmallCap Fund and the Nasdaq-100 Fund will typically involve the S&P 500 Index, the MidCap Index, the Russell 2000, and the Nasdaq-100 Index respectively. Beginning in 2002, futures tracking the S&P SmallCap Index were launched. Should the Manager determine that these futures offer sufficient liquidity and tracking characteristics, these futures will be used in lieu of the Russell 2000 futures. Futures transactions for the Equity Income Fund may involve any major index for which the Manager believes is in the best interest of the shareholders. The indices used may include, but are not limited to, the S&P 500, the MidCap Index and the Russell 2000 Index. Because the value of index futures depends primarily on the value of their underlying indices, the performance of broad-based contracts will generally reflect broad changes in common stock prices. Each Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index futures positions. Therefore, while a Fund's index futures positions should provide exposure to changes in value of the underlying indexes (or protection against declines in their value in the case of hedging transactions), it is likely that, in the case of hedging transactions, the price changes of a Fund's index futures positions will not match the price changes of the Fund's other investments. Other factors that could affect the correlation of a Fund's index futures positions with its other investments are discussed below.

     Futures Margin Payments. Both the purchaser and seller of a futures contract are required to deposit "initial margin" with a futures broker (known as a "futures commission merchant," or "FCM"), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of a FCM that holds margin on behalf of a Fund, that Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Manager will attempt to minimize this risk by monitoring the creditworthiness of the FCMs with which the Stock Funds do business.

     Limitations on Stock Index Futures Transactions. Each Stock Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, each Fund may use futures contracts for bona fide hedging purposes within the meaning of CFTC regulations; provided, however, that, with respect to positions in futures contracts which are not used for bona fide hedging purposes within the meaning of CFTC regulations, the aggregate initial margin required to establish such position will not exceed five percent of the liquidation value of each Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered.

     The Manager also intends to follow certain other limitations on each of the Stock Fund's futures activities. Under normal conditions, a Fund will not enter into any futures contract if, as a result, the sum of (i) the current value of assets hedged in the case of strategies involving the sale of securities, and
(ii) the current value of the indexes or other instruments underlying the Fund's other futures positions would exceed 20% of such Fund's total assets In addition, each Fund does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

     The above limitations on the Stock Funds' investments in futures contracts, and these Funds' policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit. Non-fundamental policies may be changed without shareholder approval.

     Various exchanges and regulatory authorities have undertaken reviews of futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures transactions, and proposals to increase the margin requirements for various types of strategies. It is impossible to predict what actions, if any, will result from these reviews at this time.

     Each Stock Fund may purchase index futures contracts in order to attempt to remain fully invested in the stock market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase an index futures contract in order to approximate the activity of the index with that portion of its portfolio. Each Stock Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a futures contract in order to participate in the index's activity while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies a Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity than futures contracts may offer. Although a Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open future obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

     When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against stock market declines until the sale can be completed. For example, if the Manager anticipated a decline in common stock prices at a time when a Fund anticipated selling common stocks, it could sell a futures contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of any gains from those securities. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.

     Asset Coverage for Futures Positions. Each Stock Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require will set aside cash and or other appropriate liquid assets (E.G., U.S. equities, U.S. Government securities or other high grade debt obligations) in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

     Correlation of Price Changes. As noted above, price changes of a Fund's futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indexes and the types of securities the Fund invests in. For example, if a Fund sold a broad- based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge which could affect the correlation between the Fund's return and that of the respective benchmark index. In the case of an index futures contract purchased by the Fund either in anticipation of actual stock purchases or in an effort to be fully invested, failure of the contract to track its index accurately could hinder such Fund in the achievement of its objective.

     Stock index futures prices can also diverge from the prices of their underlying indexes. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. A Fund may sell futures contracts with a greater or lesser value than the securities it wishes to hedge in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.

     Liquidity of Futures Contracts. Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to five days for some types of securities, the futures markets can provide superior liquidity to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require a Fund to continue to hold a futures position until the delivery date regardless of potential consequences. If a Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

American Depository Receipts (ADRS)
-----------------------------------

     Under  normal  circumstances,   the  European  Fund  typically  invests  in
sponsored and unsponsored ADRs. Such investments may subject the Fund to significant investment risks that are different from, and in addition to, those related to investments of U.S. domestic issuers or in the U.S. markets. Unsponsored ADRs may involve additional risks in that they are organized without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as that for sponsored ADRs.

     The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities can change significantly when foreign currencies strengthen or weakened relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than the U.S. markets, and prices on some foreign securities can be highly volatile.

     Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may seem more difficult to obtain reliable information regarding an issuer's financial conditions and operations.

     Settlement of transaction in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's investments. In addition, the cost of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of the broker-dealer, which may result in substantial delays in settlement. It may also be more difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investments or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government sponsored enterprises. Investments in foreign countries also involve the risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

Options On Securities, Securities Indices and Currencies.
---------------------------------------------------------

     The European Fund may purchase put and call options on securities in which it has invested, on foreign currencies represented in its portfolios and on any securities index based in whole or in part on securities in which the Fund may invest. In an effort to minimize risks, the Fund usually will not use options for speculative purposes or as leverage.

     The Fund normally will purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest or a positive change in the currency in which such securities are denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or a specified amount of a foreign currency at a specified price during the option period.

     The Fund may purchase and sell options traded on U.S. and foreign exchanges. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there can be no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities.

     Secondary markets on an exchange may not exist or may be illiquid for a variety of reasons including: (i) insufficient trading interest in certain options; (ii) restrictions on opening transactions or closing transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances which interrupt normal operations on an exchange; (v) inadequate facilities of an exchange or the Options Clearing Corporation to handle current trading volume at all times; or (vi)
discontinuance in the future by one or more exchanges for economic or other reasons, of trading of options (or of a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and result in the institution by an exchange of special procedures that may interfere with the timely execution of the Fund's orders.

Securities of Other Investment Companies - Closed End Funds
-----------------------------------------------------------

     The European Fund may purchase closed end funds that invest in foreign securities. Unlike open-end investment companies, like the Fund, closed end funds issue a fixed number of shares that trade on major stock exchanges or over the counter. Additionally, closed-end funds do not stand ready to issue or redeem on a continuous basis. Closed-end funds often sell at a discount to net asset value.

     The Nasdaq-100 Index Fund may invest in securities issued by other investment companies. Those investment companies must invest in securities that the Fund can invest in a manner consistent with the Fund's investment objective and policies.

     Applicable  provisions  of the  Investment  Company Act of 1940, as amended
(the "1940 Act") require that a Fund limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 10% of the value of that Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (b) either (i) that Fund and affiliated persons of that Fund not own together more than 3% of the total outstanding shares of any one investment company at the time of purchase (and that all shares of the investment company held by that Fund in excess of 1% of the company's total outstanding shares be deemed illiquid), or (ii) that Fund not invest more than 5% of its total assets in any one investment company and the investment not represent more than 3% of the total outstanding voting stock of the investment company at the time of purchase. As a shareholder in an investment company, a Fund bears its ratable share of that investment company's expenses, including advisory and administration fees, resulting in an additional layer of management fees and expenses for shareholders. This duplication of expenses would occur regardless of the type of investment company, i.e., open-end (mutual fund) or closed-end.

INVESTMENT RESTRICTIONS

     Except as noted with respect to any Fund, the Trust has adopted the following restrictions as additional fundamental policies of its Funds, which means that they may not be changed without the approval of a majority of the outstanding voting securities of that Fund. Under the Investment Company Act of 1940, as amended, ("1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Trust or of such Fund, or (2) 67% or more of the shares of the Trust or of such Fund present at a meeting of shareholders if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund may not:

     1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets therefor) for temporary or emergency purposes may be made from banks in any amount up to 10% (15% in the case of the Stock Funds) of the Fund's total asset value. However, a Fund will not purchase additional securities while the value of its outstanding borrowings exceeds 5% of its total assets. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which a Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. (As a matter of operating policy, the Funds currently do not intend to utilize reverse repurchase agreements, but may do so in the future.)

     2. Except as required in connection with permissible futures contracts (Stock Funds only), buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

     3. Make loans, except (a) through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors,
(b) to the extent the entry into a repurchase agreement may be deemed a loan, or
(c) to lend portfolio securities to broker-dealers or other institutional investors if at least 100% collateral, in the form of cash or securities of the U.S. Government or its agencies and instrumentalities, is pledged and maintained by the borrower.

     4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     5. With respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, as to which there are no percentage limits or restrictions) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer would exceed 5% of the value of the Fund's total assets, or (b) the Fund would own more than 10% of the voting securities of any such issuer (both the issuer of the municipal obligation as well as the financial institution/ intermediary shall be considered issuers of a participation certificate).

     6. Purchase securities from or sell to the Trust's officers and Trustees, or any firm of which any officer or Trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the

Trust, one or more of the Trust's officers, Trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and Trustees together own beneficially more than 5% of such securities (non-fundamental for the Stock Funds).

     7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of securities secured by real estate or interests therein.

     8. (a) Invest in commodities and commodity contracts, or interests in oil, gas, or other mineral exploration or development programs; provided, however, that a Fund may invest in futures contracts as described in the Prospectus and in this Statement of Additional Information (Stock Funds only).

          (b) Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that the Government Fund may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies (all Funds except the Stock Funds).

     9. Invest in companies for the purpose of exercising control or management.

     10. (a) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act and as such securities may be acquired in connection with a merger, consolidation, acquisition, or reorganization (Stock Funds only, excluding the Nasdaq-100 Fund).

          (b) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization (all Funds except the Stock Funds).

     11. Purchase illiquid securities, including (under current SEC interpretations) securities that are not readily marketable, and repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the total assets of the Fund would be invested in such illiquid securities.

     12. Invest 25% or more of its assets in securities of any one industry, although for purposes of this limitation, tax-exempt securities and obligations of the U.S. Government and its agencies or instrumentalities are not considered to be part of any industry (both the industry of the issuer of the municipal obligation as well as the industry of the financial institution/intermediary shall be considered in the case of a participation certificate). Index funds may exceed this limitation and will invest in proportion to the underlying index.

     13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, mortgages or pledges, and (b) entering into permissible repurchase and futures transactions.

     In addition, each Stock Fund has adopted the following restrictions as operating policies, which are not fundamental policies, and may be changed without shareholder approval in accordance with applicable regulations. Each Stock Fund may not:

     1. Engage in short sales of securities.

     2. Invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of a Fund's net assets. Included in such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange (the "NYSE") or American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

     3. Enter into a futures contract or option on a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

     4. With the exception of the Nasdaq-100 Fund, invest more than 5% of its total assets in the securities of companies (including predecessors) that have been in continuous operation for a period of less than three years.

     5. Invest in puts, calls, straddles or spread options, or any combination thereof. (Excluding the SmallCap Fund, the Nasdaq-100 Fund and the European Fund.)

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

TRUSTEES AND OFFICERS

         The Trustees of the Trust have the responsibility for the overall management of the Trust, including general supervision and review of the Funds' investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and its Funds. The affiliations of the officers and Trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be an "interested person" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                                              Position and
                                Date of       Offices with      Principal Occupation
Name and Address                Birth         the Trusts        Within the Past Five Years
----------------                -----         ----------        --------------------------
*Stephen C. Rogers              06/27/66      President,        Chief Executive Officer, CCM Partners, 1999 to present;
44 Montgomery Street                          Secretary  &      Chief Operating Officer, CCM Partners 1997 to 1999;
Suite 2100                                    Trustee           Administrative Officer, CCM Partners 1993-1997;
San Francisco, CA  94104                                        Marketing Representative, CCM Partners, 1992 to 1993.

*Phillip W. McClanahan          12/26/35      Vice President,   Director of Investments, CCM Partners, 1985-present;
44 Montgomery Street                          Treasurer and     Vice President and Portfolio Manager, Transamerica
Suite 2100                                    Trustee           Investment Services, 1984-1985; Vice President and
San Francisco, CA 94104                                         Portfolio Manager, Fireman's Fund Insurance Company
                                                                and Amfire, Inc., 1966-1984.

Harry Holmes                    12/5/25       Trustee           Principal, Harry Holmes & Associates
Del Ciervo at Midwood                                           (consulting); President and Chief Executive Officer,
Pebble Beach, CA  93953                                         Aspen Skiing Company, 1982-1984; President and Chief
                                                                Executive Officer, Pebble Beach Company (property
                                                                management), 1973-1984.

John B. Sias                    01/22/27      Trustee           President and CEO, Chronicle Publishing Company, 1993
1100 Sacramento Street                                          to Present;  Executive Vice President, Capital Cities/ABC
#1002                                                           Inc. and President, ABC Network T.V. Group.
San Francisco, CA  94108

James Miller                    05/28/66      Trustee           Vice President, Jones Lange LaSalle Americas, Inc. 1999
One Front Street, Suite 300                                     to present; Associate, Orrick Herrington & Sutcliffe LLP,
San Francisco, CA 94111                                         1996-1999; Associate, Gordon & Rees LLP, 1992-1993.

The Board met four times during the fiscal year ended August 31, 2003. Currently, the Board has an Audit Committee and a Pricing Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Board has an Audit Committee comprised only of the Independent Trustees (currently, Messrs. Holmes, Sias, and Miller). The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds' independent auditors; (2) review and approve the scope of the independent auditors' audit activity; (3) review the financial statements which are the subject of the independent auditor's certifications; and (4) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. During the fiscal year ended August 31, 2003, there was one meeting of the Audit Committee.

PRICING COMMITTEE. The Board has a Pricing Committee, comprised of one Trustee of the Trust, certain officers of the Trust and of the Manager, which reviews and monitors the pricing policies adopted by the Board. The Pricing Committee is responsible for determining the fair value of each Fund's securities as needed in accordance with the pricing policies and performs such other tasks as the Board deems necessary. The Pricing Committee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds. Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Pricing Committee's meeting. During the fiscal year ended August 31, 2003, there were twenty-nine meetings of the Pricing Committee.

     As shown on the following table, the Funds pay the fees of the Trustees who are not affiliated with the Manager, which are currently $2,500 per quarter and $500 for each meeting attended. The table provides information regarding all series of the California Investment Trust as of August 31, 2003.

                                          Pension or Estimated                     Total compensation
                          Aggregate       retirement benefits   Annual             respecting Registrant
                          Fund group      accrued as Fund       benefits upon      and Fund complex
Name/position             Compensation    Expenses              Retirement         Paid to Trustees
---------------------------------------------------------------------------------------------------------
Stephen C. Rogers           None             None                 None                 None
CEO, Trustee

Phillip W. McClanahan       None             None                 None                 None
Treasurer, Trustee

Harry Holmes                $12,000          None                 None                 $12,000
Trustee

John B. Sias                $12,000          None                 None                 $12,000
Trustee

James W. Miller, Jr.        $12,000          None                 None                 $12,000
Trustee

Dollar Range of holdings in the respective Funds as of December 31, 2002 (with respect to an another share class of the Funds):

                                                                      TREASURY
                           GOVT. FUND         NASDAQ-100 FUND           TRUST
                           -----------------------------------------------------
Steve Rogers                   None             $1-$10,000        Above $100,000
Phillip W. McClanahan          None                None                 None
Harry Holmes                   None                None                 None
John B. Sias                   None                None                 None
James W.  Miller               None             $1-$10,000              None

                                                                                      EQUITY         SHORT-TERM
                            500 FUND          MIDCAP FUND       SMALLCAP FUND       INCOME FUND      GOVT. FUND         EURO FUND
                         -----------------------------------------------------------------------------------------------------------
Steve Rogers              $10,000-$50,000    $10,000-$50,000    $50,000-$100,000  $10,000-$50,000  $50,000-$100,000  $10,000-$50,000
Phillip W. McClanahan     $10,000-$50,000    $10,000-$50,000    $10,000-$50,000        None              None             None
Harry Holmes                   None               None               None         Above $100,000         None             None
John B. Sias                   None          Above $100,000          None              None              None             None
James W.  Miller            $1-$10,000         $1-$10,000       $10,000-$50,000     $1-$10,000           None          $1-$10,000

Aggregate Dollar Range of Equity Securities in the Fund Complex:

                              CIT                CIT II          CIT FUND GROUP
--------------------------------------------------------------------------------
Steve Rogers                  None           Above $100,000      Above $100,000
Phillip W. McClanahan         None          $50,000-$100,000    $50,000-$100,000
Harry Holmes             $10,000-$50,000     Above $100,000      Above $100,000
John B. Sias             Above $100,000      Above $100,000      Above $100,000
James W. Miller, Jr.    $50,000-$100,000    $50,000-$100,000     Above $100,000

INVESTMENT MANAGEMENT AND OTHER SERVICES

Management Services

     CCM Partners, a California Limited Partnership (the "Manager"), is the Manager of the Funds under Investment Management Agreements dated January 18, 2000 and January 28, 2000. (Such Investment Management Agreements are collectively referred to as the "Agreements."). The Manager is controlled by a privately held corporation, RFS, Inc., which in turn is controlled by a family trust of which Mr. Stephen C. Rogers is a co-trustee.

     Pursuant to the Agreements, the Manager supplies investment research and portfolio management, Pursuant to the Agreements, the Manager supplies investment research and portfolio management, including the selection of securities for the Funds to purchase, hold, or sell and the selection of brokers or dealers through whom the portfolio transactions of each Fund are executed. The Manager's activities are subject to review and supervision by the Trustees to whom the Manager renders periodic reports of the Funds' investment activities. The Manager, at its own expense, also furnishes the Trusts with executive and administrative personnel, office space and facilities, and pays certain additional administrative expenses incurred in connection with the operation of each Fund.

     Each Fund pays for its own operating expenses and for its share of its respective Trust's expenses not assumed by the Manager, including, but not limited to, costs of custodian services, brokerage fees, taxes, interest, costs of reports and notices to shareholders, costs of dividend disbursing and shareholder record-keeping services (including telephone costs), auditing and legal fees, the fees of the independent Trustees and the salaries of any officers or employees who are not affiliated with the Manager, and its pro rata portion of premiums on the fidelity bond covering the Fund.

     For the Manager's services, each Fund pays a monthly fee computed at the annual rates shown in the table below:

FUNDS                        MANAGEMENT FEE PER ANNUM     RANGE OF AVERAGE DAILY NET ASSETS OF EACH FUND
-----                        ------------------------     ----------------------------------------------
Government Fund,                 1/2 of 1% (0.50%)          Up to and including assets of $100 million
Treasury Trust                 45/100 of 1% (0.45%)     over $100 million up to and including $500 million
                                4/10 of 1% (0.40%)                      over $500 million

MidCap Fund                     4/10 of 1% (0.40%)                          All assets

500 Fund                       25/100 of 1% (0.25%)                         All assets

European Fund                  85/100 of 1% (0.85%)                         All assets

SmallCap Fund, Equity            1/2 of 1% (0.50%)          Up to and including assets of $500 million
Income Fund, Nasdaq-100        45/100 of 1% (0.45%)      over $500 million up to and including $1 billion
Fund, Short-Term                4/10 of 1% (0.40%)                       over $1 billion
Government Fund

     The Agreements provide that the Manager is obligated to reimburse each of the Funds monthly (through a reduction of its management fees or otherwise) for all expenses (except for expenses such as front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) in excess of 1.50% of each Fund's average daily net assets. The Manager may also, and has to date, reduced its fees in excess of its obligations under the Agreements.

The following fees were paid to the Manager:

For the fiscal year ended August 31, 2001:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Government Fund         $127,988                  $15,075               $112,913
Treasury Trust          $309,063                 $153,664               $155,399
500 Fund                $376,561                 $291,259                $85,302
MidCap Fund             $306,875                 $124,246               $182,629
SmallCap Fund            $65,299                  $34,964                $30,335
Equity Income            $49,523                  $14,224                $35,299
European Fund            $16,567                  $23,856               ($7,289)
Nasdaq-100               $66,557                  $33,784                $32,773
Short-Term
   Government Fund       $40,548                  $45,450               ($4,902)

For the fiscal year ended August 31, 2002:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Government Fund         $148,905                  $17,975               $130,930
Treasury Trust          $269,343                 $137,058               $132,285
S&P 500                 $345,026                 $290,264                $54,762
S&P MidCap              $379,847                 $170,862               $208,985
S&P SmallCap             $80,279                  $36,178                $44,101
Equity Income            $43,111                   $9,037                $34,074
European Growth & Income $19,642                  $24,101               ($4,459)
Nasdaq-100               $57,220                  $40,171                $17,049
Short-Term
   Government Fund       $54,067                  $42,201                $11,866

For the fiscal year ended August 31, 2003:

FUND                         FEE            REIMBURSEMENT         NET TO MANAGER
--------------------------------------------------------------------------------
Money Fund              $458,419                 $208,650               $249,769
Income Fund             $917,528                       $0               $917,528
Government Fund         $163,245                  $21,171               $142,074
Treasury Trust          $224,427                 $121,619               $102,808
Insured Fund            $140,752                  $36,966               $103,786
S&P 500                 $222,782                 $174,605                $48,177
S&P MidCap              $365,329                 $106,542               $258,787
S&P SmallCap             $76,889                  $35,560                $41,329
Equity Income            $41,857                  $12,819                $29,038
European Growth & Income $22,952                   27,935               ($4,983)
Nasdaq-100               $52,622                  $41,697                $10,925
Short-Term
   Government Fund       $68,389                  $43,113               $25,276

     Each Agreement is currently in effect until February 28, 2004 and will be in effect thereafter only if it is renewed for each Fund for successive periods not exceeding one year by (i) the Board of Trustees of the relevant Trust or a vote of a majority of the outstanding voting securities of each Fund, and (ii) a vote of a majority of the Trustees who are not parties to the Agreement or an interested person of any such party (other than as a Trustee), cast in person at a meeting called for the purpose of voting on such Agreement.

     Each Agreement may be terminated without penalty at any time by the applicable Trust with respect to one or more of the Funds to which the Agreement applies (either by the applicable Board of Trustees or by a majority vote of the terminating Fund's outstanding shares). Each Agreement may also be terminated by the Manager on 60-days' written notice and will automatically terminate in the event of its assignment as defined in the 1940 Act.

     In approving the continuation of the Agreements at a meeting held on February 11, 2003, the Board of Trustees of each Trust (including the Independent Trustees) determined, after a careful consideration of all relevant factors, that renewing the Agreements would be in the best interests of the Funds and their shareholders. Each Board of Trustees considered, among other things, the following factors: information regarding the Manager and its personnel which indicated a high degree of competency and integrity, the nature and quality of the services provided and to be provided by the Manager under the Agreements; the fees and expenses borne by the Funds, which the Manager had maintained and was committing to maintain at a relatively low level; the Funds' respective expense limitations, fee waivers, and performance of the Funds relative to each Fund's benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Manager from the fees payable under such Agreements; and the Funds' brokerage related commissions, and the use of soft dollars by the Manager. Each Board of Trustees also considered the proposed total expenses of each Fund in comparison to other funds and whether there have been economies of scale in respect of the management of the Funds, whether the Trusts have appropriately benefited from economies of scale, and whether there is potential for realization of any further economies of scale. After reviewing such information as they deemed necessary, the Board of Trustees of each Trust concluded that the approval of the Agreements was in the best interests of the Funds and their shareholders.

Code of Ethics

     The Trust and the Manager have adopted a Code of Ethics pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. The Code of Ethics conforms to the provisions of Rule 17j-1 as adopted by the SEC on October 29, 1999. Currently, the Code of Ethics prohibits personnel subject to the Code of Ethics from buying or selling securities for their own individual accounts if such purchase or sale represents the lesser of $50,000 or 1,000 shares, and if the securities at the time of such purchase or sale (i) are being considered for purchase or sale by a Fund (except the Index Funds) (ii) have been purchased or sold by a Fund within the most recent seven (7) days if such person participated in the recommendation to, or the decision by, the Fund to purchase or sell such security (except the Index Funds). Notwithstanding these prohibitions, there are limited circumstances in which personnel subject to the Code of Ethics may buy or sell securities for their own account (E.G. purchases which are part of an automatic dividend reinvestment plan). The Code of Ethics also requires personnel subject to the Code to report personal holdings to the Trust or the Manager on both an annual and a quarterly basis.

Proxy Voting Policies and Procedures

     The Board of Trustees of the Trust has delegated to the Manager the authority to vote proxies of companies held in the Fund's portfolio. The Manager intends to apply its pre-determined proxy voting guidelines when voting proxies on behalf of the Fund.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including the Fund, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. The Board, in conjunction with the Manager, seeks to balance the benefits of voting the proxies against the associated costs to the shareholders. The Board will pre-determine an investment level below which it reasonably feels the costs associated with voting the proxies outweigh the economic benefits to the shareholders. The Board will review its determination at least annually.

     The Manager seeks to avoid material conflicts of interest by voting in accordance with its pre- determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the Manager may engage a third party as an independent fiduciary, as required, to vote all proxies of the Fund, and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the Fund are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines.

     Proposals that cannot be categorized under the Voting Guidelines and raise a material conflict of interest between the Adviser and the Fund are referred to the Fund's Board of Trustees. Specifically, the Manager will disclose the conflict to the Board and obtain its consent to the proposed vote in question prior to voting the securities. The disclosure to the Board will include sufficient detail regarding the matter to be voted on and the nature of the Manager's conflict so that the Board would be able to make an informed decision regarding the vote. When the Board does not respond to such a conflict disclosure request or denies the request, the Manager will abstain from voting the securities held by the Fund.

     With regard to voting proxies of foreign companies, the Manager weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the Manager seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the Manager recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the Manager generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The Manager believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the Manager generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the Manager generally votes in accordance with management on issues that the Manager believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

Share Marketing Plan

     The Trust has adopted a Share Marketing Plan (or Rule 12b-1 Plan) (the "12b-1 Plan") with respect to the Funds pursuant to Rule 12b-1 under the Investment Company Act. Specifically, on August 12, 2003 the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the 12b-1 Plan for the newly designated Class K shares of each Fund. In Reviewing the Plan, the Board of Trustees considered the proposed range and nature of payments and terms of the Investment Advisory Agreement between the Trust on behalf of each Fund and the Manager and the nature and amount of other payments, fees and commissions that may be paid to the Manager, its affiliates and other agents of the Trust.

     Under the 12b-1 Plan, each Fund pays distribution fees to the Fund's distributor at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to its Class K shares, to reimburse the distributor for its expenses in connection with the promotion and distribution of the Class K shares. The 12b-1 Plan provides that the Fund's distributor may use the distribution fees received from the Class K shares of the Fund covered by the 12b-1 Plan only to pay for the distribution expenses of that Class. No expenses share been incurred under the 12b-1 Plan by the Class K shares of the Funds.

Shareholder Services Plan

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") with respect to the Funds. The Manager (or its affiliate) serves as the service provider under the Services Plan and, as such, receives any fees paid by the Funds pursuant to the Services Plan.

     On August 12, 2003, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the operation of the Services Plan or in any agreement related to the Services Plan (the "Independent Trustees"), at their regular quarterly meeting, adopted the Services Plan for the Class K shares of each Fund.

     Under the Services Plan, the covered shares of each Fund will pay a continuing service fee to the Manager, the Fund's distributor or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the covered shares of each Fund. Such amounts are compensation for providing certain services to clients owning those shares of the Funds, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to a Fund, including responding to shareholder inquiries.

Principal Underwriter

     RFS Partners, a California limited partnership, is currently the principal underwriter of each Fund's shares under an underwriting agreement with each Fund, pursuant to which RFS Partners agrees to act as each Fund's distribution agent. Each Fund's shares are sold to the public on a best efforts basis in a continuous offering without a sales load or other commission or compensation. RFS Partners is the general partner of the Funds' Manager. The general partner of RFS Partners is Richard F. Shelton, Inc., a corporation that is controlled by a family trust, of which Stephen C. Rogers serves as a trustee. Mr. McClanahan is a limited partner of RFS Partners. While the shares of each Fund are offered directly to the public with no sales charge, RFS Partners may, out of its own monies, compensate brokers who assist in the sale of a Fund's shares. In addition, the Manager may, out of its own monies, make cash contributions to tax-exempt charitable organizations that invest in the Funds.

Other Services

     US Bancorp Fund Services, LLC is the shareholder servicing agent for the Trust and acts as the Trust's transfer and dividend-paying agent. In such capacities it performs many services, including portfolio and net asset valuation, bookkeeping, and shareholder record-keeping.

     US Bank N.A. (the "Custodian") acts as custodian of the securities and other assets of the Trust. The Custodian does not participate in decisions relating to the purchase and sale of portfolio securities. Under the custodian agreement, the Custodian (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distribution on account of each Fund's securities and (v) makes periodic reports to the Trustees of the Trust concerning each Fund's operations.

     Tait, Weller & Baker (the "Auditors"), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, are the independent auditors for the Trust. The Auditors provide audit services and assistance and consultation with respect to regulatory filings with the SEC. The Auditors also audit the books of each Fund at least once each year.

     The validity of shares of beneficial interest offered hereby has been passed on by Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105.

THE TRUST'S POLICIES REGARDING BROKER-DEALERS USED FOR PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Funds, assignment of their portfolio business, and negotiation of commission rates and prices are made by the Manager, whose policy is to obtain the "best execution" available (i.e., prompt and reliable execution at the most favorable security price). If purchases made by the Funds are effected via principal transactions with one or more dealers (typically a market maker firm in the particular security or a selling group member in the case of an initial or secondary public offering) at net prices, the Funds will generally incur few or no brokerage costs. These dealers are compensated through the principal "spread," and may also charge related transaction fees. Purchases of portfolio securities from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and asked price.

     However, in order to obtain additional research and brokerage services on a "soft dollar" basis, and in order to obtain other qualitative execution services that the Manager believes are important to best execution, the Manager may place over-the-counter ("OTC") equity transactions and/or place fixed-income transactions with specialized broker-dealers with which the Manager has a "soft dollar" credit arrangement, and that execute such transactions on an agency basis ("Brokers"). When the Manager uses Brokers to execute OTC equity transactions and/or fixed-income transactions on an agency basis, the Manager takes steps to ensure that the prices obtained in such transactions are competitive with the prices that could have been obtained had the transactions been conducted on a principal basis, i.e., directly with the dealers. However, the total cost (i.e., price plus/minus commission) of executing an OTC equity transaction and/or or a fixed income transaction through a Broker on an agency basis may be less favorable than that of executing that same transaction with a dealer because the Broker will receive a commission for its services, including for the provision of research products, services or credits. The Manager will take steps to ensure that commissions paid are reasonable in relation to, among other things: (i) the value of all the brokerage and research products and services provided by that Broker and (ii) the quality of execution provided by that Broker. Accordingly, the Manager uses Brokers to effect OTC equity transactions and/or fixed income transactions for the Funds where the total cost is, in the Manager's opinion, reasonable, but not necessarily the lowest total cost available.

     In selecting broker-dealers and in negotiating commissions, the Manager generally considers, among other things, the broker-dealer's reliability, the quality of its execution services on a continuing basis, the financial condition of the broker-dealer, and the research services provided, which include furnishing advice as to the value of securities, the advisability of purchasing or selling specific securities and furnishing analysis and reports concerning state and local governments, securities, and economic factors and trends, and portfolio strategy. The Manager considers such information, which is in addition to and not in lieu of the services required to be performed by the Manager under the Agreements, to be useful in varying degrees, but of indeterminable value.

     The Funds may pay brokerage commissions in an amount higher than the lowest available rate for brokerage and research services as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended. Where commissions paid reflect research services and information furnished in addition to execution, the Manager believes that such services were bona fide and rendered for the benefit of its clients. For the fiscal year ended August 31 of each year shown, the commissions paid are as follows (with respect to another share class of the Funds):

                                2001             2002              2003
                             ------------------------------------------
Government Fund                   $0             $297                $0
S&P 500                       $7,923          $25,629            $9,610
S&P MidCap                   $38,339          $61,181           $21,160
S&P SmallCap                  $5,813          $11,097           $11,175
Nasdaq-100 Index                $478           $3,644            $6,520
Equity Income Fund            $7,305           $7,001            $9,596
European Fund                 $1,226             $986            $1,560

     In some cases, a broker may provide research services to the Manager. Such research is paid for by the broker using soft dollars. Any research received by the Manager is used for the exclusive benefit of the Funds and their shareholders.

     Provided that the best execution is obtained, the sale of shares of any of the Funds may also be considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. No affiliates of the Funds or of the Manager will receive commissions for business arising directly or indirectly out of portfolio transactions of the Funds.

     If purchases or sales of securities of the Funds are considered at or about the same time, transactions in such securities will be allocated among the several Funds in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the Funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, however, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions or net prices will be beneficial to a Fund

ADDITIONAL INFORMATION REGARDING PURCHASES AND REDEMPTIONS OF FUND SHARES

Purchase Orders

     The purchase price for shares of the Funds is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form by the Funds' Custodian, U.S. Bank Institutional Trust & Custody, Milwaukee. Once shares of a Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day the shares in the account are redeemed. All checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Checks drawn in U.S. funds on foreign banks will not be credited to the shareholder's account and dividends will not begin accruing until the proceeds are collected, which can take a long period of time.

     Payments transmitted by wire and received by the Custodian prior to the close of the Funds, normally at 4:00 p.m. eastern time (1:00 p.m. Pacific time) on any business day are effective on the same day as received. Wire payments received by the Custodian after that time will normally be effective on the next business day and such purchases will be made at the net asset value next calculated after receipt of that payment.

Shareholder Accounting

     All purchases of Fund shares will be credited to the shareholder in full and fractional shares of the relevant Fund (rounded to the nearest 1/1000 of a share) in an account maintained for the shareholder by the Trust's transfer agent. Share certificates will not be issued for any Fund at any time. To open an account in the name of a corporation, a resolution of that corporation's Board of Directors will be required. Other evidence of corporate status or the authority of account signatories may be required.

     The Trust reserves the right to reject any order for the purchase of shares of any Fund, in whole or in part. In addition, the offering of shares of any Fund may be suspended by the relevant Trust at any time and resumed at any time thereafter.

Shareholder Redemptions

     All requests for redemption and all share assignments should be sent to the applicable Fund, 44 Montgomery Street, Suite 2100, San Francisco, California 94104, or, for telephone redemptions, by calling the Fund at (800) 225-8778. For online redemptions, visit the Funds' website at www.citfunds.com.

     Redemptions will be made in cash at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form, including all share certificates, share assignments, signature guarantees, and other documentation as may be required by the transfer agent. The amount received upon redemption may be more or less than the shareholder's original investment.

     The Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, the Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for the customary weekend and holiday closings), (2) when trading in the markets the Trust usually utilizes is restricted or an emergency exists, as determined by the SEC, so that disposal of the Trust's investments or the determination of a Fund's net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for the protection of a Trust's shareholders. Also, the Trust will not mail redemption proceeds until checks used for the purchase of the shares have cleared, which can take up to 15 days.

     As of the date of this Statement of Additional Information, the Trust understands that the New York Stock Exchange is closed for the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The Bond and Money Market Funds are expected to be closed on the following additional days: Columbus Day and Veterans Day. On holidays in which the Custodian is closed, any transactions will be processed on the following business day.

     Due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose accounts in the Trust have an aggregate value of less than $5,000 ($1,000 in the case of the Stock Funds), but only where the value of such accounts has been reduced by such shareholder's prior voluntary redemption of shares. In any event, before a Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in that shareholder's account is less than the minimum amount and allow that shareholder 30 days to make an additional investment in an amount which will increase the aggregate value of that shareholder's accounts to at least $5,000 before the redemption is processed ($1,000 in the case of the Stock Funds).

     Use of the Exchange Privilege as described in the Prospectus in conjunction with market timing services offered through numerous securities dealers has become increasingly popular as a means of capital management. In the event that a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of that Fund pursuant to the Exchange Privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. The Exchange Privilege may be terminated or suspended by the Funds upon 60-day's prior notice to shareholders.

Redemptions in Kind

     The Trust has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund's net asset value. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash.

Determination of Net Asset Value Per Share ("NAV")

     The valuation of the portfolio securities of the Treasury Trust (including any securities held in the separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Funds would receive if they sold the instrument. During periods of declining interest rates, the daily yield on shares of the Treasury Trust computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The use of amortized cost by the Treasury Trust, and the maintenance of its per share net asset value at $1.00 is permitted by Rule 2a-7 under the 1940 Act, pursuant to which each Fund must adhere to certain conditions. There are policies that the Manager follows regarding 2a-7. Under the amortized cost method, securities are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value.
Calculations are made at least weekly to compare the value of the Fund's investments valued at amortized cost with market values.

     The Treasury Trust maintains a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 days or less, and only invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation is examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, adjusting or withholding of dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

     The portfolio securities of the Stock Funds are generally valued at the last reported sale price. In the case of the futures contracts held by the Stock Funds, the valuation is determined using the settle price provided by the Chicago Mercantile Exchange, typically as of 1:15, PST. Securities held by the Stock Funds that have no reported last sale for any day that a Fund's NAV is calculated and securities and other assets for which market quotations are readily available are valued at the latest available bid price. The Government Fund and the Short-Term Government Fund for which market quotations are readily available are valued at the mean between the bid and ask price of the security. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis unless the Trustees determine that such valuation does not reflect fair value. The Trust may also utilize a pricing service, bank, or broker/dealer experienced in such matters to perform any of the pricing functions.

TAXATION

     Provided that, as anticipated, the Treasury Trust and the Short-Term Government Fund each individually qualify as a regulated investment company and meet certain requirements of California tax law, including the requirement that, at the close of each quarter of their respective taxable years, at least 50% of the value of their individual total assets are invested in direct obligations of the United States (or other U.S. and California tax-exempt obligations), then the Treasury Trust and Short-Term Government Fund will be qualified to pay dividends to their shareholders that, to the extent they are attributable to interest received by the Treasury Trust or Short-Term Government Fund on such U.S. Government obligations, will be exempt from California personal income tax. Because the GNMA certificates in which the Government Fund invests are not considered direct obligations of the United States for this purpose, the Government Fund may not meet the 50% requirement; as a result, dividends paid by the Government Fund may be subject to California personal income tax.

General
-------

     Each Fund is treated as a separate entity and intends to continue to qualify in each year to be treated as a separate "regulated investment company" under the Code. Each of these Funds has elected such treatment and has so qualified during its last fiscal period ended August 31, 2002. To continue to qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must distribute for each fiscal year at least 90% of its taxable income (including net realized short-term capital gains) and tax-exempt net investment income and meet certain source of income, diversification of assets and other requirements of the Code. Provided a Fund continues to qualify for such tax treatment, it will not be subject to federal income tax on the part of its net investment income and its net realized capital gains which it distributes to shareholders, nor will it be subject to Massachusetts or California income or excise taxation. Each Fund must also meet certain Code requirements relating to the timing of its distributions, which generally require the distribution of substantially all of its taxable income and capital gains each calendar year, in order to avoid a 4% federal excise tax on certain retained amounts.

     Each Stock Fund may purchase or sell futures contracts. Such transactions are subject to special tax rules which may affect the amount, timing and character of distributions to shareholders. Unless a Fund is eligible to make and makes a special election, such futures contracts that are "Section 1256 contracts" (such as a futures contract the margin requirements for which are based on a marked-to-market system and which is traded on a "qualified board or exchange") will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election is made, gain or loss from transactions in such futures contracts will be 60% long-term and 40% short-term capital gain or loss.

     Dividends of net investment income and realized net short-term capital gains in excess of net long- term capital losses are taxable to shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. The current maximum federal individual tax rate applicable to ordinary income is 35.0%. The current maximum federal individual tax rate applicable to net long-term capital gains is 15% for investments held longer than 12 months. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

     A portion of each Stock Fund's ordinary income dividends may qualify for the dividends received deduction available to corporate shareholders under Code
Section 243 to the extent that the Fund's income is derived from qualifying dividends. Availability of the deduction is subject to certain holding periods and debt-financing limitations. Because a Fund may also earn other types of income such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Stock Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends received deduction.

     For any of its fiscal year, each Fund may use the accounting practice called equalization in order to avoid the dilution of the dividends payable to existing shareholders. Under this procedure, that portion of the net asset value per share of a Fund which is attributable to undistributed income is allocated as a credit to undistributed income in connection with the purchase of shares or a debit to undistributed income in connection with the redemption of shares. Thus, after every distribution, the value of a share drops by the amount of the distribution. The use of equalization accounting by the Funds may affect the amount, timing and character of their distributions to shareholders.

     Each Fund is required to file information reports with the IRS with respect to taxable distributions and other reportable payments made to shareholders. The Code requires backup withholding of tax at a rate of 30% on redemptions (except redemptions of Treasury Trust shares) and other reportable payments made to non-exempt shareholders if they have not provided the Fund with their correct social security or other taxpayer identification number and made the certifications required by the IRS or if the IRS or a broker has given notification that the number furnished is incorrect or that withholding applies as a result of previous underreporting. Therefore, investors should make certain that their correct taxpayer identification number and completed certifications are included in the application form when opening an account.

     The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders' tax situations. Investors should consult their own tax advisers to determine the suitability of a particular Fund and the applicability of any federal, state, local, or foreign taxation. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Foreign shareholders should consider, in particular, the possible application of U.S. withholding taxes on certain taxable distributions from a Fund at rates up to 30% (subject to reduction under certain income tax treaties).

Distribution Rate

     Each Fund may also include a reference to its current distribution rate in investor communications and sales literature preceded or accompanied by the Prospectus, reflecting the amounts actually distributed to shareholders. All calculations of a Fund's distribution rate are based on the distributions per share, which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the net asset value per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, each Fund uses the same assumptions that apply to its calculation of yield. The distribution rate will differ from a Fund's yield because it may include capital gains and other items of income not reflected in the Fund's yield, as well as interest income received by the Fund and distributed to shareholders which is reflected in the Fund's yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

Comparisons

     From time to time, advertisements and investor communications may compare a Fund's performance to the performance of other investments as reported in various indices or averages, in order to enable an investor better to evaluate how an investment in a particular Fund might satisfy his investment objectives. The Funds may also publish an indication of past performance as measured by Lipper Analytical Services, Inc., Morningstar or other widely recognized independent services that monitor the performance of mutual funds. The performance analysis will include the reinvestment of dividends and capital gains distributions, but does not take any sales charges into consideration and is prepared without regard to tax consequences. Independent sources may include the American Association of Individual Investors, Weisenberger Investment Companies Services, Donoghue's Money Fund Report, Barron's,

Business Week, Financial World, Money Magazine, Forbes, and The Wall Street Journal.

     The Government Fund may also quote (among others) the following indices of bond prices prepared by Lehman Brothers: Lehman Brothers GNMA Index, Lehman Brothers Treasury Index and Lehman Brothers Government Composite Index. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time by Lehman Brothers.

     The MidCap Fund, 500 Fund, SmallCap Fund, European Fund, and the Nasdaq-100 Fund each may compare its performance to the performance of the MidCap Index, S&P 500, SmallCap Index, Dow Jones Euro Stoxx, Nasdaq-100 Index, respectively. Each such Fund may compare its performance to the Value Line Composite Index, the Russell 2000 and/or other widely recognized market indices. These indices are unmanaged indices of common stock prices. The performance of each index is based on changes in the prices of stocks comprising such index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage commissions and other fees are disregarded in computing the level of each index.

     The performance of a Fund may also be compared to compounded rates of return regarding a hypothetical investment of $10,000 at the beginning of each year, earning interest throughout the year at the compounding interest rates of 5%, 7.5% and 10%.

     In assessing any comparisons of total return or yield, an investor should keep in mind that the composition of the investments in a reported average is not identical to a Fund's portfolio, that such averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its total return or yield. In addition, there can be no assurance that a Fund will continue its performance as compared to any such averages.

MISCELLANEOUS INFORMATION

     Shareholders of Funds other than the Stock Funds who so request may have their dividends paid out monthly in cash. Shareholders of the Stock Funds who so request may have their dividends paid out quarterly in cash. If a shareholder withdraws the entire amount in his or her Treasury Trust account at any time during the month, all daily dividends accrued with respect to his or her account during the month to the time of withdrawal will be paid in the same manner and at the same time as the proceeds of withdrawal.

     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company as distinguished from operating companies would not likely give rise to liabilities in excess of a Fund's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and a Trust itself is unable to meet its obligations.

     There currently are no shareholders owning Class K shares of the Funds because those shares were launched on October 15, 2003.

     Although each Fund is offering only its own shares by this joint Statement of Additional Information and joint Prospectus, it is possible that a Fund might become liable for any mis-statements in this Statement of Additional Information or in the Prospectus about one of the other Funds. The Board of Trustees of the Trust has considered this possibility in approving the use of a joint Prospectus and Statement of Additional Information.

     The S&P Index Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index which are determined, composed and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Composite Stock Price Index, S&P MidCap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of- the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 COMPOSITE STOCK PRICE INDEX, THE S&P MIDCAP 400 INDEX OR THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

     The audited financial statements for the fiscal year ended August 31, 2003 for another share class of the Funds as contained in the combined Annual Report to Shareholders for the fiscal year ended August 31, 2003 (the "Report"), are incorporated herein by reference to the Report which has been filed with the SEC. Any person not receiving the Report with this Statement should call or write the Funds to obtain a free copy.

APPENDIX

DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

The following paragraphs summarize the descriptions for the rating symbols of municipal securities.

Municipal Bonds

Moody's Investors Service:

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Rating Refinements: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Corporation:

AAA: An  obligation  rated 'AAA' has the highest  rating  assigned by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investor's Service:

AAA: Bonds and notes rated AAA are regarded as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affect by reasonably foreseeable events.

AA: Bonds and notes rated AA are regarded as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities, and more subject to possible change over the term of the issue.

A: Bonds and notes rated A are regarded as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds and notes with higher ratings.

BBB: Bonds and notes rated BBB are regarded as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Note: Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. These are refinements more closely reflecting strengths and weaknesses, and are not to be used as trend indicators.

Municipal Notes

Moody's:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's:

A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:   Satisfactory   capacity  to  pay  principal  and  interest,   with  some
vulnerability to adverse financial and economic changes over the term of the notes.

Fitch:

Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; a "+" or "-" may be appended to an F1 rating class to denote relative status within the category.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3:  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Commercial Paper

Moody's:

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1):      Superior capacity for repayment.

P-2 (Prime-2):      Strong capacity for repayment.

P-3 (Prime-3):      Acceptable capacity for repayment.

Standard & Poor's:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:   Capacity  for  timely   payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.